UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

FirstEnergy Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NOTICE OF
ANNUAL MEETING
OF SHAREHOLDERS
AND
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
MAY 17, 2011

76 South Main St., Akron, Ohio 44308

Rhonda S. Ferguson
Vice President and Corporate Secretary

April 1, 2011

Dear Shareholder:

You are invited to attend the 2011 FirstEnergy Corp. Annual Meeting of Shareholders at 10:30 a.m., Eastern time, on Tuesday, May 17, 2011, at the John S. Knight Center, 77 E. Mill Street, Akron, OH. Please see your proxy card for directions to the meeting.

As part of the agenda, business to be voted on includes 9 items which are explained in this proxy statement. The first two items are the election of the 13 nominees to your Board of Directors named in the attached proxy statement and the ratification of the appointment of our independent registered public accounting firm. Your Board of Directors recommends that you vote “FOR” Items 1 and 2. Item 3 is a management proposal to amend our Amended Code of Regulations to reduce the percentage of shares required to call a special meeting of shareholders. Your Board of Directors recommends that you vote “FOR” Item 3. The next two items are non-binding, advisory votes regarding executive compensation. Your Board of Directors recommends that you vote “FOR” the advisory vote to approve executive compensation, Item 4, and “1 Year” for the advisory vote regarding the frequency of the vote on executive compensation, Item 5. In addition, there are four shareholder proposals. Your Board of Directors recommends that you vote “AGAINST” these shareholder proposals, which are Items 6 through 9.

Please carefully review the notice of meeting and proxy statement. Then, to ensure that your shares are represented at the Annual Meeting, appoint your proxy and vote your shares. Voting instructions are provided in this proxy statement and on your proxy card. We encourage you to take advantage of our telephone or Internet voting options. Please note that submitting a proxy using any one of these methods will not prevent you from attending the Annual Meeting and voting in person.

As you vote, you may choose, if you have not done so already, to stop future mailings of paper copies of the annual report and proxy statement and view these materials through the Internet. If you make this choice, for future meetings we will mail you a proxy card along with instructions to access the annual report and proxy statement using the Internet.

Your vote and support are important to us. We hope you will join us at this year’s Annual Meeting.

Sincerely,

IMPORTANT NOTE:

Recent changes to voting rules approved by the Securities & Exchange Commission have increased the importance of voter participation.

Under the new rules, if your shares are held in a broker account, you must provide your broker with voting instructions for the election of FirstEnergy directors; your broker no longer has the discretion to vote those shares on your behalf without the specific instruction from you to do so.

Please take time to vote your shares!

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Shares of Common Stock:

The 2011 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern time, on Tuesday, May 17, 2011, at the John S. Knight Center, 77 E. Mill Street, Akron, OH. The purpose of the Annual Meeting will be to:

•	Elect the 13 nominees to the Board of Directors named in the attached proxy statement to hold office until the next Annual Meeting;

•	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2011;

•	Vote on a management proposal;

•	Recommend, by non-binding vote, executive compensation;

•	Recommend, by non-binding vote, the frequency of future non-binding votes on executive compensation;

•	Vote on four shareholder proposals, if properly presented at the Annual Meeting; and

•	Take action on other business that may come properly before the Annual Meeting and any adjournment or postponement thereof.

Please read the accompanying proxy statement and vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

Only shareholders of record at the close of business on March 28, 2011, or their proxy holders, may vote at the meeting.

On behalf of the Board of Directors,

Rhonda S. Ferguson
Vice President and Corporate Secretary

This notice and proxy statement is being mailed to shareholders on or about April 1, 2011.

PROXY STATEMENT

April 1, 2011

PROXY STATEMENT

ANNUAL MEETING AND VOTING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting To Be Held on May 17, 2011. This proxy statement and annual report are available at www.firstenergycorp.com/financialreports. In addition to the Notice of Annual Meeting of Shareholders, this proxy statement and the annual report, any letters to shareholders and savings plan participants, our latest Annual Report on Form 10-K, and sample proxy cards also are available at www.firstenergycorp.com/financialreports.

Why am I receiving this proxy statement and proxy card?

You are receiving this proxy statement and proxy card, which are being mailed on or about April 1, 2011, because you were the owner of shares of common stock of FirstEnergy Corp. (later referred to as the Company) at the close of business on March 28, 2011 (later referred to as the record date). The Board of Directors (later referred to as the Board) set the record date to determine the shareholders entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on May 17, 2011 (later referred to as the Meeting). This proxy statement describes items expected to be voted upon and gives you information about the Meeting and the Company. The Company’s address is 76 South Main Street, Akron, OH 44308-1890.

Is my vote important?

Your vote is important, no matter how many shares you own. Please also note that if you hold your shares in “street name” through a bank or broker, that custodian cannot vote your shares on many agenda items, including the election of directors, without your specific instructions. Please see the detailed instructions below to learn more about voting your shares.

How do I vote?

If your shares are held in “street name” in the name of a bank, broker, or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a bank, broker, or other nominee and you wish to vote in person at the Meeting, you must request a legal proxy from your bank, broker, or other nominee that holds your shares and present that legal proxy identifying you as the beneficial owner of your shares of FirstEnergy common stock and authorizing you to vote those shares at the Meeting, along with proof of identification.

If you are a registered shareholder, you may vote your shares through a proxy appointed by telephone, Internet, or mail using your control/identification number(s) on your proxy card; or you may vote your shares in person at the Meeting. The telephone and Internet voting procedures are designed to authenticate your identity, allow you to give your voting instructions, and verify that your instructions have been recorded properly. To appoint a proxy and vote:

1.  By telephone

a.	Call the toll-free number indicated on your proxy card using a touch-tone telephone. Telephone voting is available at any time until 10:30 a.m., Eastern time, on Tuesday, May 17, 2011.

b.	Have your proxy card in hand and follow the simple recorded instructions.

2.  By Internet

a.	Go to the Internet site indicated on your proxy card. Internet voting is available at any time until 10:30 a.m., Eastern time, on Tuesday, May 17, 2011.

b. Have your proxy card in hand and follow the simple instructions on the Internet site.

3.  By mail

a.	Mark your choices on your proxy card. If you properly sign your proxy card but do not mark your choices, your shares will be voted as recommended by your Board.

b.	Date and sign your proxy card.

c.	Mail your proxy card in the enclosed postage-paid envelope. If your envelope is misplaced, send your proxy card to Corporate Election Services, the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230-3200. Your proxy card must be received by 10:30 a.m., Eastern time, on Tuesday, May 17, 2011, to be counted in the final tabulation.

4.  At the Meeting

You may vote in person at the Meeting, even if you previously appointed a proxy by telephone, Internet, or mail.

If you are a participant in the FirstEnergy Corp. Savings Plan, you can vote shares allocated to your plan account by completing, signing, and dating your voting instruction form and returning it in the enclosed postage-prepaid envelope or by submitting your voting instructions by telephone or through the Internet as instructed on your voting instruction form. The plan trustee will vote the shares held in your plan account in accordance with your instructions. If you do not provide the plan trustee with instructions, the unvoted shares will be voted by the plan trustee in the same proportion as the voted shares.

If you are a participant in the Allegheny Energy Employee Stock Ownership and Savings Plan, the voting instruction form sent to you includes the number of shares of Company common stock you own through the plan and will serve as a voting instruction form to the trustee of the plan for all shares of Company common stock you own through the plan. By providing your voting instructions by telephone, via the Internet, or by mail as described in your voting instruction card, you instruct the trustee on how to vote your shares in the plan. To allow sufficient time for voting, you must provide your voting instructions as instructed on your voting instruction form. The trustee will vote your shares held in the plan in accordance with your instructions. If you do not timely provide your instructions as instructed on your voting instruction form, your plan shares will not be voted by the trustee.

How may I revoke my proxy?

You may revoke your appointment of a proxy or change your voting instructions one or more times before the Meeting commences by:

•	Sending a proxy card that revises your previous appointment and voting instructions;

•	Appointing a proxy and voting by telephone or Internet after the date of your previous appointment;

•	Voting in person at the Meeting; or

•	Notifying the Corporate Secretary of the Company in writing prior to the commencement of the Meeting.

The proxy tabulator will treat the last instructions it receives from you as final. For example, if a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the proxy tabulator before changing them by telephone or Internet.

If your shares are held in the name of a bank, broker, or other nominee, you must follow the directions you receive from your bank, broker, or other nominee in order to change your vote.

How does the Board recommend that I vote?

Your Board recommends that you vote as follows:

•	“For” the 13 nominees to the Board who are listed in this proxy statement (Item 1);

•	“For” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2011 (Item 2);

•	“For” the approval of an amendment to our Amended Code of Regulations to reduce the percentage of shares required to call a special meeting of shareholders (Item 3);

•	“For” the approval, in a non-binding vote, of our executive compensation (Item 4);

•	“1 Year”, in a non-binding vote, for the frequency of the non-binding vote on executive compensation (Item 5); and

•	“Against” the four shareholder proposals (Items 6 through 9).

What is a quorum and what other voting information should I be aware of?

As of the record date, 418,216,437 shares of our common stock were outstanding. A majority of these shares represented at the Meeting either in person or by proxy constitutes a quorum. A quorum is required to conduct business at the Meeting. All shares represented at the Meeting are counted for the purpose of determining a quorum, without regard to abstentions or broker non-votes (as described below). You are entitled to one vote for each share you owned on the record date.

If your shares are held by a broker or bank in “street name,” we encourage you to provide instructions to your broker or bank by executing the voting form supplied to you by that entity. Your broker will be permitted to vote your shares on Item 2 and Item 3 without your instructions. However, your broker cannot vote your shares on Item 1 and Items 4 through 9 unless you provide instructions. Therefore, your failure to give voting instructions means that your shares will not be voted on these items, and your unvoted shares will be referred to as broker non-votes (as described below).

An item to be voted on may require a percentage of votes cast, rather than a percentage of shares outstanding, to determine passage or failure. Votes cast is defined to include both “For” and “Against” votes and excludes abstentions and broker non-votes. Abstentions and broker non-votes are the equivalent of negative votes when passage or failure is measured by a percentage of shares outstanding. If your proxy card is not completed properly, such as marking more than one box for an item, your vote for that particular item will be treated as an abstention.

What is the vote required for each item to be voted on?

For the election of directors named under Item 1, the 13 nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will have no effect.

With respect to Item 2, our Amended Code of Regulations does not require that shareholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance. If shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm requires a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

To be approved, Item 3, the management proposal requesting an amendment to our Amended Code of Regulations to reduce the percentage of shares required to call a special meeting of shareholders, must receive a “For” vote from at least 80% of the shares of common stock outstanding as of the record date. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

With respect to Item 4, the affirmative vote of a majority of the votes cast is required to approve, by non-binding vote, executive compensation. Abstentions and broker non-votes will have no effect.

With respect to Item 5, the frequency of the advisory vote on executive compensation receiving the greatest number of votes (every one, two, or three years) will be considered the frequency recommended by shareholders. Abstentions and broker non-votes will have no effect.

To be approved, Item 6, the shareholder proposal requesting the Board prepare a report on Coal Combustion Waste, must receive a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

To be approved, Item 7, the shareholder proposal requesting that the Board undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting (to the fullest extent permitted by law), must receive a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

To be approved, Item 8, the shareholder proposal requesting that the Board initiate the appropriate process to amend the Company’s Amended Articles of Incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, must receive a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

To be approved, Item 9, the shareholder proposal requesting that the Board issue a report on the financial risks of reliance on coal, must receive a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

Notwithstanding the shareholder vote on Items 6 through 9, the ultimate adoption of such shareholder proposals is at the discretion of the Board.

What changes to the Board occurred upon the completion of the merger with Allegheny Energy, Inc.?

On February 25, 2011 FirstEnergy completed its previously announced merger with Allegheny Energy, Inc., (later referred to as Allegheny Energy) and on such date Allegheny Energy became a wholly-owned subsidiary of FirstEnergy. Pursuant to the requirements of the merger agreement (later referred to as the Merger Agreement) with Allegheny Energy, on February 25, 2011 your Board of Directors increased the size of the Board from 11 to 13 members and appointed two of the Allegheny Energy directors, Julia L. Johnson and Ted J. Kleisner, to your Board of Directors. Ms. Johnson and Mr. Kleisner have also been nominated for election to the Board at the Meeting for a term expiring at the Annual Meeting of Shareholders in 2012 and until their successors have been elected.

Who is soliciting my vote, how are proxy cards being solicited, and what is the cost?

The Board is soliciting your vote. We have arranged for the services of Innisfree M&A Incorporated to solicit votes personally or by telephone, mail, or other electronic means for a fee not expected to exceed $15,000, plus reimbursement of expenses. Votes also may be solicited in a similar manner by officers and employees of the Company on an uncompensated basis. The Company will pay all solicitation costs and will reimburse brokers and banks for postage and expenses incurred by them for sending proxy material to beneficial holders.

Will any other matters be voted on other than those described in this proxy statement?

We do not know of any business that will be considered at the Meeting other than the matters described in this proxy statement. However, if other matters are presented properly, your executed appointment of a proxy will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

Do I need an admission ticket to attend the Meeting?

No. An admission ticket is not necessary, but you will be asked to sign in upon arrival at the Meeting. Only shareholders or their proxies and the Company’s invited guests may attend the Meeting. If your shares are held in “street name” by a broker or bank, upon arrival at the Meeting, you will need to present a letter or account statement from your broker or bank indicating your ownership of FirstEnergy common stock on the record date. You should contact your broker or bank to obtain such a letter or account statement.

Where can I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. Final voting results will be posted on our Internet site at www.firstenergycorp.com/annualmeeting as soon as practicable and also will be published in a Current Report on Form 8-K, which is expected to be filed with the Securities and Exchange Commission (later referred to as the SEC) within four business days after the date of the Meeting and with respect to Item 5, the Company will disclose its position on the frequency of the advisory vote on executive compensation in an amended Form 8-K within the applicable time limits as directed by the Securities and Exchange Commission.

Can I view future FirstEnergy proxy statements and annual reports on the Internet instead of receiving paper copies?

Yes. If you are a registered shareholder, you can elect to view future proxy statements and annual reports on the Internet by marking the designated box on your proxy card or by following the instructions when voting by Internet or by telephone. If you choose this option, prior to the next annual meeting, you will be mailed a proxy card along with instructions on how to access the proxy statement and annual report using the Internet. Your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents. If you hold your stock through a broker or bank, refer to the information provided by that entity for instructions on how to elect this option.

Why did we receive just one copy of the proxy statement and annual report when we have more than one stock account in our household?

We are following an SEC rule that permits us to send one copy of this proxy statement and annual report to a household if shareholders provide written or implied consent. We previously mailed a notice to eligible registered shareholders stating our intent to use this rule unless a shareholder provided an objection. Using this rule reduces unnecessary publication and mailing costs. Shareholders continue to receive a separate proxy card for each stock account. If you are a registered shareholder and received only one copy of the proxy statement and annual report in your household, you can request multiple copies for some or all accounts, either by calling Shareholder Services at 1-800-736-3402 or by writing to FirstEnergy Corp., c/o American Stock Transfer & Trust Company, LLC, P.O. Box 2016, New York, NY 10272-2016. You also may contact us in the same manner if you are receiving multiple copies of the proxy statement and annual report in your household and desire to receive one copy. If you are not a registered shareholder and your shares are held by a broker or bank, you will need to contact such broker or bank to revoke your election and receive multiple copies of these documents.

When are shareholder proposals for the 2012 Annual Meeting due?

A shareholder who wishes to offer a proposal for inclusion in the Company’s proxy statement and proxy card for the 2012 Annual Meeting must submit the proposal and any supporting statement by December 5, 2011, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890. Any proposal received after that date will not be eligible for inclusion in the 2012 proxy statement and proxy card.

Under our Amended Code of Regulations, and as permitted by the rules of the SEC, certain procedures must be followed by a shareholder for business to be brought properly before an annual meeting of shareholders. These procedures provide that we must receive the notice of intention to introduce an item of business at an annual meeting not less than 30 nor more than 60 calendar days prior to the annual meeting. In the event public announcement of the date of the annual meeting is not made at least 70 calendar days prior to the date of the meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which the public announcement is first made. Our Amended Code of Regulations is available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890.

Our Annual Meeting of Shareholders generally is held on the third Tuesday of May. Assuming that our 2012 Annual Meeting is held on schedule, we must receive any notice of intention to introduce an item of business at that meeting no earlier than March 16, 2012 and no later than April 15, 2012. If we do not receive notice as set forth above, or if we meet certain other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

How can I learn more about FirstEnergy’s operations?

You can learn more about our operations by reviewing the annual report to shareholders for the year ended December 31, 2010, that is included with the mailing of this proxy statement. You also can view the annual report and other information by visiting our Internet site at www.firstenergycorp.com/financialreports.

A copy of our latest annual report on Form 10-K filed with the SEC, including the financial statements and the financial statement schedules, will be sent to you, without charge, upon written request to Rhonda S. Ferguson, Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890. You also can view the Form 10-K by visiting the Company’s Internet site at www.firstenergycorp.com/financialreports. Information contained on any of the Company Internet sites is not deemed to be part of this proxy statement.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

What is the leadership structure of the FirstEnergy Board and why did FirstEnergy separate the positions of Chief Executive Officer and Chairman of the Board?

The Board separated the positions of Chief Executive Officer and Chairman of the Board in 2004 when it elected George M. Smart as its non-executive Chairman of the Board and Anthony J. Alexander as President and Chief Executive Officer. Our Amended Code of Regulations and Corporate Governance Policies do not require that our Chairman of the Board of Directors and Chief Executive Officer positions be separate, and the Board has not adopted a specific policy or philosophy on whether the role of the Chief Executive Officer and Chairman of the Board of Directors should be separate. However, the Corporate Governance Committee currently believes that having a separate Chairman of the Board and Chief Executive Officer is the appropriate board structure at this time and that a non-executive chairman helps to enhance the independent oversight of management, more closely aligns the Board with shareholders, and allows our Chief Executive Officer to focus on our day-to-day operations. In this regard, the independent Chairman of the Board provides a non-management point of contact for shareholders and other interested parties to send written communications to the Board. An independent Chairman of the Board also is able to provide the leadership necessary to ensure that the Board fulfills its roles of advising and providing independent oversight of management and engaging fully in the development of the Company’s business strategy and evaluating how well that strategy is being implemented.

As required by the NYSE Listing Standards, FirstEnergy schedules regular executive sessions for our independent directors to meet without management participation. Because an independent director is required to preside over each such executive session of independent directors, we believe it is more efficient to have our independent Chairman preside over all such meetings as opposed to rotating that function among all of the Company’s independent directors.

What action has the Board taken to determine the independence of directors?

The Board annually reviews the independence of each of its members to make the affirmative determination of independence that is called for by our Corporate Governance Policies and required by the listing standards of the New York Stock Exchange (later referred to as the NYSE).

The Board adheres to the definition of an “independent” director as established by the NYSE and the SEC. The definition used by the Board to determine independence is included in our Corporate Governance Policies and can be viewed by visiting our Internet site at www.firstenergycorp.com/charters.

Compliance with the definition of independence is reviewed annually by the Corporate Governance Committee. Each independent director is required to report to the Corporate Secretary any changes in information that were used to determine independence. The Corporate Governance Committee chair must notify the entire Board upon receipt of such notification from the director or Corporate Secretary.

Which directors and nominees are independent?

Based on the most recent independence review, the Board determined that all directors are independent, with the exception of President and Chief Executive Officer (later referred to as the CEO) Anthony J. Alexander. Directors Paul T. Addison, William T. Cottle, and Jesse T. Williams, Sr. were deemed independent based on the independence criteria as discussed in the answer to the immediately preceding question, and the Board was not aware of any other types and categories of transactions for these directors that are required to be considered. However, for the directors listed below, additional specific types and categories of transactions were considered by the Board, as noted, in determining their independence. The Board determined that the relationships described below for directors Michael J. Anderson, Dr. Carol A. Cartwright, Robert B. Heisler, Jr., Julia L. Johnson, Ted J. Kleisner, Ernest J. Novak, Jr., Catherine A. Rein, George M. Smart, and Wes M. Taylor were not material and that such directors are independent. Additionally, the Board determined that none of the relationships described below constituted a related person transaction requiring disclosure as set forth in the Related Person Transactions Policy described under the heading “Certain Relationships and Related Person Transactions” in this proxy statement.

Michael J. Anderson

•	Electric purchases from subsidiaries of the Company by a company for which Mr. Anderson serves as Chairman, CEO and President, as well as purchases of fertilizer and other goods by FirstEnergy Service Company on behalf of other subsidiaries of the Company from the same company;

•	Non-electric purchases from subsidiaries of the Company by a non-profit organization for which Mr. Anderson serves as a trustee;

•	Electric purchases from subsidiaries of the Company by two non-profit organizations for which Mr. Anderson serves as a trustee or trustee emeritus;

•	Non-Electric purchases by subsidiaries of the Company from a non-profit organization for which Mr. Anderson serves as a trustee; and

•	Charitable contributions made by the FirstEnergy Foundation to three non-profit organizations for which Mr. Anderson serves as a director, trustee, or trustee emeritus.

Dr. Carol A. Cartwright

•	Electric and non-electric purchases from subsidiaries of the Company by a company for which Dr. Cartwright serves as a director;

•	Electric purchases from subsidiaries of the Company by a company and two non-profit organizations for which Dr. Cartwright serves as a director or President;

•	Non-electric purchases from subsidiaries of the Company by a non-profit organization for which Dr. Cartwright serves as a director;

•	Purchases of financial services by the Company and its subsidiaries from a bank for which Dr. Cartwright serves as a director; and

•	Charitable contributions made by the First Energy Foundation to two non-profit organizations for which Dr. Cartwright serves as a director.

Robert B. Heisler, Jr.

•	Electric and non-electric purchases from subsidiaries of the Company by a non-profit organization for which Mr. Heisler serves as a university dean;

•	Electric purchases from subsidiaries of the Company by two non-profit organizations for which Mr. Heisler serves as a member of the Board of Governors or an advisory board member; and

•	Charitable contributions and/or membership fees made by the FirstEnergy Foundation and by the Company to three non-profit organizations for which Mr. Heisler serves as a trustee, a member of the Board of Governors, or an advisory board member.

Julia L. Johnson

•	Purchases of temporary labor by subsidiaries of the Company from a company for which Ms. Johnson serves as a director.

Ted J. Kleisner

•	Electric purchases from subsidiaries of the Company by a company for which Mr. Kleisner serves as an officer;

•	Purchases by subsidiaries of the Company for banquet services from a company for which Mr. Kleisner serves as an officer; and

•	Purchases by subsidiaries of the Company for membership dues and related expenses from a non-profit organization for which Mr. Kleisner serves as a director.

Ernest J. Novak, Jr.

•	Electric purchases from subsidiaries of the Company by a company and two non-profit organizations for which Mr. Novak serves as a director; and

•	Charitable contributions made by the FirstEnergy Foundation to two non-profit organizations for which Mr. Novak serves as a director.

Catherine A. Rein

•	Purchases of financial services by a subsidiary of the Company from a bank for which Ms. Rein serves as a director.

George M. Smart

•	Electric purchases from subsidiaries of the Company by a non-profit organization for which Mr. Smart serves as a trustee; and

•	Charitable contributions made by the FirstEnergy Foundation to a non-profit organization for which Mr. Smart serves as a trustee.

Wes M. Taylor

•	Purchases of fuel by a subsidiary of the Company from a company for which Mr. Taylor serves as a director.

What function does the FirstEnergy Board perform?

Although your Board has the responsibility for establishing broad corporate policies and for our overall performance, the Board is not involved in day-to-day operations of the Company. We keep the directors informed of our business and operations with various reports and documents that we send to them each month. We also make operating and financial presentations at Board and committee meetings. The Board established the committees described below to assist in performing its responsibilities.

The Board believes that the Company’s policies and practices should enhance the Board’s ability to represent your interests as shareholders. In support of this philosophy, the Board established Corporate Governance Policies which, along with charters of the Board committees, serve as a framework for meeting the Board’s duties and responsibilities with respect to the governance of the Company. Our Corporate Governance Policies and Board committee charters can be viewed by visiting our Internet site at www.firstenergycorp.com/charters.

What is FirstEnergy’s Risk Management Process and the Board’s Role in Risk Oversight?

The Company faces a variety of risks and recognizes that the effective management of those risks contributes to the overall success of the Company. The Company has implemented a process for identifying, prioritizing, reporting, monitoring, managing, and mitigating its significant risks. A Risk Policy Committee, consisting of the Chief Risk Officer and senior executive officers, provides oversight and monitoring to ensure that appropriate risk policies are established and carried out and processes are executed in accordance with selected limits and approval levels. Other Company committees exist to address topical risk issues. Timely reports on significant risk issues are provided as appropriate to employees, management, senior executive officers, respective Board committees, and the whole Board. The Chief Risk Officer also prepares enterprise-wide risk management reports that are presented to the Audit Committee, the Finance Committee and the Board.

The Board administers its risk oversight function through both the whole Board, as well as through the various Board committees. Specifically, the Audit Committee Charter requires the Audit Committee to discuss the Company’s policies with respect to risk assessment and risk management. The Audit Committee reviews and discusses guidelines and policies to govern the process to assess and manage the Company’s exposure to risk, including risk associated with our credit, liquidity, and operations. It also reviews and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. Through this oversight process, the Board obtains an understanding of significant risk issues on a timely basis, including the risks inherent in the Company’s strategy. In addition, while the Company’s Chief Risk Officer administratively reports to the Executive Vice President and Chief Financial Officer, he has full access to the Audit and Finance Committees and attends each of their Committee meetings.

In addition to the Audit Committee’s role in risk oversight, our other Board committees also play a role in risk oversight within each of their areas of responsibility. The Compensation Committee is responsible for reviewing, discussing, and assessing risks related to compensation programs, including incentive compensation and equity-based plans, and risks related to compensation philosophy and structure. The Corporate Governance Committee considers risks relating to corporate governance, Board and committee membership, the performance of the Board, and related party transactions. The Finance Committee evaluates the impact of risk resulting from financial resources and strategies, including capital structure policies, financial forecasts, budgets and financial transactions, commitments, and expenditures. The Nuclear Committee considers the risks associated with the safety, reliability, and quality of our nuclear operations. Further, day-to-day risk oversight is conducted by our Enterprise Risk Management department and our senior management and is shared with our Board or Board committees, as appropriate.

Does FirstEnergy provide any training for its Board members?

Yes. The Board recognizes the importance of its members keeping current on Company and industry issues and their responsibilities as directors. All new directors attend orientation training (either provided or approved by the Corporate Governance Committee) soon after being elected to the Board. Also, the Board makes available and encourages continuing education programs for Board members, which may include internal strategy meetings, third-party presentations, and externally offered programs.

How many meetings did the Board hold in 2010?

Your Board held 14 regularly scheduled or special meetings during 2010. All directors attended 75 percent or more of the meetings of the Board and of the committees on which they served in 2010.

Non-management directors, including the independent directors, are required to meet as a group in executive sessions without the CEO, any other non-independent director, or management at least six times in each calendar year. George M. Smart, the non-executive chairman of the Board, presides over all executive sessions. During 2010, the non-management directors met 14 times in executive sessions.

What committees has the Board established?

The Board established the standing committees listed below. All committees are comprised solely of independent directors as determined by the Board in accordance with our Corporate Governance Policies, which incorporate the NYSE listing standards and applicable SEC rules.

Audit Committee

The purpose of the Audit Committee is to assist Board oversight of: the integrity of the Company’s financial statements; the Company’s compliance with legal, risk management, and regulatory requirements; the independent auditor’s qualifications and independence; the performance of the Company’s internal audit function and independent auditor; and the Company’s systems of internal control with respect to the accuracy of financial records, adherence to Company policies, and compliance with legal and regulatory requirements. The committee prepares the report that SEC rules require be included in the Company’s annual proxy statement and performs such other duties and responsibilities enumerated in the Committee Charter. The committee’s function is one of oversight, recognizing that the Company’s management is responsible for preparing the Company’s financial statements, and the independent auditor is responsible for auditing those statements. In adopting the Committee Charter, the Board acknowledges that the committee members are not employees of the Company and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the external auditor’s work or auditing standards. Each member of the committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company who provide information to the committee and the accuracy and completeness of the financial and other information provided to the committee by such persons or organizations absent actual knowledge to the contrary. For a complete list of responsibilities and other information, refer to the Audit Committee Charter on our Internet site at www.firstenergycorp.com/charters.

This committee is comprised of four independent members and met nine times in 2010. The current members of this committee are Ernest J. Novak, Jr. (Chair), Paul T. Addison, Catherine A. Rein, and George M. Smart. All members of this committee are financially literate. The Board appoints at least one member of the Audit Committee who, in the Board’s business judgment, is an “Audit Committee Financial Expert”, as such term is defined by the SEC. The Board determined that independent Audit Committee and Board member Ernest J. Novak, Jr., meets this definition. See the Audit Committee Report in this proxy statement for additional information regarding the committee.

Compensation Committee

The purpose of the Compensation Committee is to discharge the responsibilities of the Board as specified in the Compensation Committee Charter relating to the compensation of certain senior-level officers of the Company, including the CEO, the Company’s other non-CEO executive officers, the Chairman, if the Chairman is not the CEO, and other individuals named in the Company’s annual proxy statement; to review, discuss, and endorse a compensation philosophy that supports competitive pay for performance and is consistent with the corporate strategy; to assist the Board in establishing the appropriate incentive compensation and equity-based plans for the Company’s executive officers; to administer such plans in order to attract, retain, and motivate skilled and talented executives and to align such plans with Company and business unit performance, business strategies, and growth in shareholder value; to review and discuss with the Company’s management the disclosures in the Compensation Discussion and Analysis (later referred to as the CD&A) required by applicable rules and regulations and, based upon such review and discussions, to recommend to the Board whether the CD&A should be included in the Company’s annual report and proxy statement; to produce the Compensation Committee Report to be included in the Company’s annual report and proxy statement, in accordance with applicable rules and regulations; and to perform such other duties and responsibilities enumerated in and consistent with the Compensation Committee Charter. For a complete list of responsibilities and other information, refer to the Compensation Committee Charter on our Internet site at www.firstenergycorp.com/charters. In addition, refer to the CD&A that can be found later in this proxy statement.

This committee is comprised of four independent members and met eight times in 2010. The current members of this committee are Catherine A. Rein (Chair), Dr. Carol A. Cartwright, Robert B. Heisler, Jr., and Wes M. Taylor.

Corporate Governance Committee

The purpose of the Corporate Governance Committee is to develop, recommend to the Board, and periodically review the corporate governance principles applicable to the Company; to recommend Board candidates for all directorships by identifying individuals qualified to become Board members in a manner that is consistent with criteria approved by the Board; to recommend that the Board select the director nominees for the next annual meeting of shareholders; and to oversee the evaluation of the Board and management.

In consultation with the CEO, the Chairman, and the full Board, the committee shall search for, recruit, screen, interview, and recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience, and capability on the Board. The committee shall be guided by its charter, the Corporate Governance Policies, and other applicable laws and regulations in recruiting and selecting director candidates. Any assessment of a prospective Board or committee candidate includes, at a minimum, issues of diversity, age, background and training; business or administrative experience and skills; dedication and commitment; business judgment; analytical skills; problem-solving abilities; and familiarity with the regulatory environment. In addition, the committee may consider such other attributes as it deems appropriate, all in the context of the perceived needs of the Board or applicable committee at that point in time. Such directors shall possess experience in one or more of the following: management or senior leadership position which demonstrates significant business or administrative experience and skills; accounting or finance; the electric utilities or nuclear power industry; or other significant and relevant areas deemed by the committee to be valuable to the Company.

The committee shall investigate and consider suggestions for candidates for membership on the Board, including shareholder nominations for the Board. Provided that shareholders nominating director candidates have complied with the procedural requirements set forth in the Corporate Governance Committee Charter, the committee shall apply the same criteria and employ substantially similar procedures for evaluating shareholder nominees for the Board as it would for evaluating any other Board nominee. The committee will give due consideration to all written shareholder nominations that are submitted in writing to the committee, in care of the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890, received at least 120 days before the publication of the Company’s annual proxy statement from a shareholder or group of shareholders owning one half of one percent (0.5 percent) or more of the voting stock for at least one year, and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board. For a complete list of responsibilities and other information, refer to the Corporate Governance Committee Charter on our Internet site at www.firstenergycorp.com/charters.

This committee is comprised of four independent members and met eight times in 2010. The current members of this committee are Dr. Carol A. Cartwright (Chair), William T. Cottle, George M. Smart, and Jesse T. Williams, Sr.

Finance Committee

The purpose of the Finance Committee is to monitor and oversee the Company’s financial resources and strategies, with emphasis on those issues that are long-term in nature and financial risk management. For a complete list of responsibilities and other information, refer to the Finance Committee Charter on our Internet site at www.firstenergycorp.com/charters.

This committee is comprised of four independent members and met four times in 2010. The current members of this committee are Paul T. Addison (Chair), Michael J. Anderson, Robert B. Heisler, Jr., and Ernest J. Novak, Jr.

Nuclear Committee

The purpose of the Nuclear Committee is to monitor and oversee the Company’s nuclear program and the operation of all nuclear units in which the Company or any of its subsidiaries has an ownership or leasehold interest. For a complete list of responsibilities and other information, refer to the Nuclear Committee Charter on our Internet site at www.firstenergycorp.com/charters.

This committee is comprised of four independent members and met six times in 2010. The current members of this committee are William T. Cottle (Chair), Michael J. Anderson, Wes M. Taylor, and Jesse T. Williams, Sr.

Does the Board have a policy in regard to the number of boards on which a director can serve?

Yes. Our Corporate Governance Policies provide that directors will not, without the Board’s approval, serve on the board of directors of more than three other non-affiliated companies having securities registered under the Securities Exchange Act of 1934 (later referred to as the Exchange Act). All of our directors are in compliance with this policy.

What is the Board’s policy regarding Board members’ attendance at the Annual Meeting of Shareholders?

The Board believes that regular attendance by all directors and all nominees for directors at our Annual Meeting of Shareholders is appropriate and desirable and that all such persons should make diligent efforts to attend each meeting. All Board members who were directors on May 18, 2010, attended the 2010 Annual Meeting.

Did the Board use a third party to assist with the identification and evaluation of potential nominees?

No. The Board did not use a third party to assist with the identification and evaluation of potential nominees.

How can shareholders and interested parties communicate to the Board?

The Board provides a process for shareholders and interested parties to send communications to the Board and non-management directors, including the non-executive chairman. Shareholders and interested parties may send written communications to the Board by mailing any such communications to the FirstEnergy Board of Directors, c/o Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890.

The Corporate Secretary or a member of her staff reviews all such communications promptly and relays them directly to a member of the Board, provided that such communications: (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by the Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who already has sent two such communications to the Board in the last year. The Board may modify procedures for sorting shareholders’ and interested parties’ communications or adopt any additional procedures provided that they are approved by a majority of the independent directors.

Has FirstEnergy adopted a Code of Ethics?

Yes. The Company has a Code of Business Conduct that applies to all employees, including the CEO, Chief Financial Officer, and Chief Accounting Officer. In addition, the Board has a Code of Ethics and Business Conduct. These Codes can be viewed on our Internet site at www.firstenergycorp.com/charters.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Based on our size and varied business operations, we may engage in transactions and business arrangements with companies and other organizations in which a member of our Board, executive officer, or such person’s immediate family member also may be a board member, executive officer, or significant investor. In some of these cases, such person may have a direct or indirect material interest in the transaction or business arrangement with our Company. We recognize that related person transactions have the potential to create perceived or actual conflicts of interest and could create the appearance that decisions are based on considerations other than the best interests of the Company and its shareholders. Accordingly, as a general matter, it is our preference to avoid related person transactions. However, there are situations where related person transactions are either in, or not inconsistent with, our best interests and the best interests of our shareholders. Our Board has determined that it is appropriate and necessary to have a review process in place with respect to any related person transactions.

Based on the foregoing, the Board established a written Related Person Transactions Policy (later referred to as the Policy) to be implemented by the Corporate Governance Committee, in order to effectuate the review, approval, and ratification process surrounding related person transactions. This Policy supplements the Company’s other conflict-of-interest policies set forth in the FirstEnergy Conflicts-of-Interest Policy, Code of Business Conduct, and the Board of Directors Code of Ethics and Business Conduct. Related person transactions may be entered into or continue only if a majority of the disinterested members of the Corporate Governance Committee or the Board approves or ratifies the transaction in accordance with the Policy. In making its decisions, the Corporate Governance Committee will review current and proposed transactions by taking into consideration the Policy, which includes the definitions and terms set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended.

As part of this Policy, our management established written review procedures for any transaction, proposed transaction, or any amendment to a transaction, in which we are currently, or in which we may be, a participant in which the amount exceeds $120,000, and in which the related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest. We also established written procedures to allow us to identify such related persons. The identities of these related persons are distributed to necessary business units to ensure senior management is made aware of any transaction or proposed transaction involving the Company and anyone on that list. Management then brings any such transactions to the attention of the Corporate Governance Committee for its review, approval, or ratification.

When reviewing a proposed transaction, the Corporate Governance Committee reviews the material facts of the related person’s relationship to us, his or her interest in the proposed transaction, and any other material facts of the proposed transaction, including the aggregate value and benefits of such transaction to us, the availability of sources of comparable products or services (if applicable), and an assessment of whether the transaction is on terms that are the same as, or comparable to, the terms available to an unrelated third party or to employees generally. Additionally, the Corporate Governance Committee requires the CEO to review the business merits of the transaction prior to its review.

During fiscal year 2010 we participated in the transaction described below, in which the amount involved exceeded $120,000 and in which any Board member, executive officer, holder of more than five percent of our common stock, or a member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Ms. Elizabeth Ard, wife of Mr. Donald M. Lynch, who was an executive officer of the Company in 2010, served the Company as Manager, Customer Support, in 2010. Through a reorganization of the department in which she worked, Ms. Ard’s position was eliminated in September of 2010. Under the Company’s severance benefits plan, Ms. Ard qualified for severance benefits. Additionally, Ms. Ard was retirement eligible and elected to retire from the Company effective October 2010. In 2010, Ms. Ard was paid $197,602, which included her base salary, short-term incentive compensation, unused accrued vacation, a deduction for an overpayment that applied to former GPU Energy employees, and a severance payment. The payments Ms. Ard received upon separation from the Company were consistent with those of other similarly situated employees. Ms. Ard was first employed by the Company in 1987. No reporting relationship existed between Ms. Ard and Mr. Lynch. Pursuant to the terms of the Policy, the Corporate Governance Committee ratified and approved the Company’s payment of Ms. Ard’s 2010 compensation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file initial reports of ownership and reports of changes in ownership of the Company’s common stock with the SEC and the NYSE. The Company makes these filings for the convenience of the executive officers and directors. To the Company’s knowledge, for the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to its executive officers and directors were satisfied with the exception of one Form 4 filing for James H. Lash which was filed late due to an administrative error.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No members of the Compensation Committee meet the criteria to be considered for an interlock or insider participation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the CD&A with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included (or incorporated by reference as applicable) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and proxy statement.

Compensation Committee: Catherine A. Rein (Chair), Dr. Carol A. Cartwright, Robert B. Heisler, Jr., and Wes M. Taylor

AUDIT COMMITTEE REPORT

The Audit Committee (later referred to in this section as the Committee) of the Board of Directors of the Company is charged with assisting the full Board in fulfilling the Board’s oversight responsibility with respect to the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Committee acts under a written charter that is reviewed annually, revised as necessary, and is approved by the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. In performing its review, the Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

The Committee reviewed and discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, their opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. This discussion covered the matters required by Statement on Auditing Standards No. 61, “Communication With Audit Committees,” as amended by the

Auditing Standards Board of the American Institute of Certified Public Accountants, including its judgments as to the propriety of the application of accounting principles by the Company.

The Committee received the written disclosures and the letter from the independent registered public accounting firm regarding their independence from the Company as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed that matter with the independent registered public accounting firm.

The Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope, plans, and results of their respective audits. The Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting process.

Based on the above reviews and discussions conducted, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

Audit Committee: Ernest J. Novak, Jr. (Chair), Paul T. Addison, Catherine A. Rein, George M. Smart

Audit Fees

The following is a summary of the fees paid by the Company to its independent registered public accounting firm, PricewaterhouseCoopers LLP, for services provided during the years 2010 and 2009:

PricewaterhouseCoopers LLP billed the Company an aggregate of $6,185,000 in 2010 and $5,995,000 in 2009 in fees for professional services rendered for the audit of the Company’s financial statements and the review of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements.

	Fees for Audit Year	Fees for Audit Year
	2010	2009

Audit Related Fees	$0	$0
Tax Fees	$134,000	$0
All Other Fees	$0	$0

The Committee has considered whether any non-audit services rendered by the independent registered public accounting firm are compatible with maintaining their independence. The Committee, in accordance with its charter and in compliance with applicable legal and regulatory requirements promulgated from time to time by the NYSE and SEC, has a policy under which the independent registered public accounting firm cannot be engaged to perform non-audit services that are prohibited by these requirements. The policy further states that any engagement of the independent registered public accounting firm to perform other audit-related or any non-audit services must have approval in advance by the Chairman of the Committee upon the recommendation of the Vice President, Controller and Chief Accounting Officer. Such approved engagement is then presented to the Committee at its next regularly scheduled meeting. All services provided by PricewaterhouseCoopers LLP in 2010 and 2009 were pre-approved.

ITEMS TO BE VOTED ON

Item 1 —	Election of Directors

You are being asked to vote for the following 13 nominees to serve on the Board for a term expiring at the Annual Meeting of Shareholders in 2012 and until their successors have been elected: Paul T. Addison, Anthony J. Alexander, Michael J. Anderson, Dr. Carol A. Cartwright, William T. Cottle, Robert B. Heisler, Jr., Julia L. Johnson, Ted J. Kleisner, Ernest J. Novak, Jr., Catherine A. Rein, George M. Smart, Wes M. Taylor, and Jesse T. Williams, Sr. The section of this proxy statement entitled “Biographical Information on Nominees for Election as Directors” provides biographical information for all nominees for election at the

Meeting. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by the Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

Pursuant to the Company’s Amended Code of Regulations, at any election of directors, the persons receiving the greatest number of votes are elected to the vacancies to be filled. Your Board recently amended your Corporate Governance Policies to provide that in an uncontested election of directors (i.e., an election where the only nominees are those recommended by the Board), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Corporate Governance Committee following certification of the shareholder vote. The Corporate Governance Committee will promptly consider the tendered resignation and will recommend to the Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to accept or reject the tendered resignation, the Corporate Governance Committee will consider factors deemed relevant by the committee members, including the director’s length of service, the director’s particular qualifications and contributions to the Company, the reasons underlying the majority withheld vote, if known, and compliance with stock exchange listing standards and the Corporate Governance Policies. The Board will act on the Corporate Governance Committee’s recommendation no later than at its next regularly scheduled board meeting.

This Item 1 asks that you vote for 13 nominees to serve on the Board.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 1.

Item 2 —	Ratification of the Appointment of the Independent Registered Public Accounting Firm

You are being asked to ratify the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to examine the books and accounts of the Company for the 2011 fiscal year. A representative of PricewaterhouseCoopers LLP is expected to attend the Meeting and will have an opportunity to make a statement and respond to appropriate questions. Refer to the Audit Committee Report in this proxy statement for information regarding services performed by, and fees paid to, PricewaterhouseCoopers LLP during the years 2009 and 2010.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 2.

Item 3 —	Amendment to the Amended Code of Regulations to Reduce the Percentage of Shares Required to Call a Special Meeting of Shareholders

FirstEnergy’s Amended Code of Regulations currently provides that special meetings of shareholders may be called by (i) the Chairman of the Board, (ii) the President, (iii) by a majority of the Board of Directors or (iv) by holders of 50% of all the shares outstanding and entitled to be voted on any proposal to be submitted at the applicable shareholders meeting. After further consideration of a shareholder proposal presented at the 2010 Annual Meeting which sought a lower minimum ownership threshold for shareholders to be able to call special meetings and other relevant considerations, your Board of Directors has determined that the Amended Code of Regulations should be amended to allow holders of 25% or more of the outstanding shares of FirstEnergy to call a special meeting of shareholders.

While the proposed reduction in the minimum ownership threshold is not as great as that sought in last year’s shareholder proposal, your Board believes that a 25% threshold strikes an appropriate balance between the competing goals of enhancing shareholder rights and avoiding a mechanism that empowers a small group of shareholders to pursue agendas that may not be in the best interests of the Company and its shareholders in general. Too low a threshold enables groups to call special meetings in order to advance narrow interests with consequent disruption to the conduct of the Company’s operations, significant attention from your Board and management, confusion among other shareholders and significant administrative and financial burdens on the Company. The proposed threshold is also consistent with the proposition that special meetings should be limited to extraordinary corporate matters and/or significant strategic concerns that require attention prior to the next annual meeting.

Your Board also believes that a 25% threshold is appropriate to ensure that special meetings are called only if a significant portion of our shareholders support holding the special meeting. Special meetings are costly endeavors. The money and resources that are required to prepare and hold special meetings are significant, including the time and energy that must be devoted to the preparation, printing, and delivery of the required disclosure documents as well as other logistical preparations required to conduct such meetings. These preparations involve a significant investment of your Board and senior management’s time and are costly and may be disruptive to our business especially during these trying economic times.

Your Board also believes that the ownership threshold required to call a special meeting of shareholders should be evaluated in light of the practices of other comparable public companies and the Company’s overall approach to corporate governance. Your Board is committed to maintaining high standards of corporate governance. We amended the Company’s Amended Code of Regulations in 2004 to declassify your Board so that each director is elected annually. With the exception of Chief Executive Officer Anthony J. Alexander, all members of your Board are independent (including the non-executive Chairman of your Board) under the standards established by the NYSE and the SEC, and your Company’s shareholders consistently have elected effective and independent Boards. Your Company also established and disclosed a process by which your Board’s Corporate Governance Committee, composed entirely of independent directors, identifies and recommends to your Board individuals who are qualified to become strong and independent Board members. Finally, nearly half of the S&P 500 companies do not permit shareholders to call special meetings and approximately 70% of the ones that do have prescribed minimum ownership thresholds of 25% or more.

The affirmative vote of shareholders holding at least 80% of the shares of common stock issued and outstanding as of the record date is required for approval of this proposal. All abstentions, broker non-votes and failures to vote will have the same effect as a vote against this proposal.

The proposed amendment to FirstEnergy’s Amended Code of Regulations is set forth in Appendix 1 to this proxy statement. If this proposal is approved by the requisite vote of shareowners, the Amended Code of Regulations will be revised to reflect the proposal promptly after the conclusion of the 2011 Annual Meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 3.

Item 4 —	Advisory Vote on Executive Compensation

The primary objectives of the Company’s executive compensation program are to attract, motivate, retain, and reward the talented executives who we believe can provide the performance and leadership we need to achieve success in the highly complex energy services industry. Our executive compensation program is centered on a pay-for-performance philosophy and is aligned with the long-term interests of our shareholders. See “Compensation Discussion and Analysis” beginning on page 34 of this proxy statement.

The following proposal provides shareholders the opportunity to cast an advisory, non-binding vote on our compensation for named executive officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Exchange Act.

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the FirstEnergy Corp. named executive officers, as such compensation is disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the other narrative executive compensation disclosure contained in this proxy statement.”

The Board of Directors recommends that shareholders vote FOR approval of the compensation program for our named executive officers as described in the Compensation Discussion and Analysis and the compensation tables and otherwise in this proxy statement. As discussed in the Compensation

Discussion and Analysis contained in this proxy statement, the Compensation Committee of the Board of Directors believes that the executive compensation for 2010 is reasonable and appropriate, is justified by the performance of the Company in an extremely difficult environment, and is the result of a carefully considered approach.

We believe that the quality, skills, and dedication of our executive officers, including our named executive officers, are critical elements in our ongoing ability to positively affect our operating results and enhance shareholder value. See “Compensation Discussion and Analysis” beginning on page 34 of this proxy statement. We measure success based on earnings, shareholder return, operational excellence, and safety. A significant portion of our executives’ actual compensation is based on corporate and business unit performance as defined by financial and operational measures directly linked to short-term and long-term results for key stakeholders, including shareholders and customers. Meeting or exceeding our goals in these key areas is reflected in the compensation of our named executive officers and other executives.

We review our compensation philosophy annually to ensure it continues to align with our goals and shareholder interests and offers competitive levels of compensation. To achieve our goals, we offer a total compensation package to all executives, including our named executive officers, that:

•	Is targeted at or near the market median for our peer group of energy services companies with the opportunity for executives to achieve above-median compensation for strong corporate and individual performance and the consequence of earning below-median compensation if financial or operational performance does not meet target levels,

•	Fosters and supports a “pay-for-performance” culture to reward individual, business unit, and corporate results,

•	Aligns management’s interests with the long-term interests of our shareholders, and

•	Is comprised of a mix of the following elements of compensation:

•	Base salary: fixed element of compensation payable throughout the year,

•	Short-Term Incentive Program: entirely performance-based variable cash compensation payable annually,

•	Long-Term Incentive Program which consists of:

•	Performance shares: entirely performance-based variable equity compensation which is denominated in stock and settled in cash at the end of a three-year vesting period if pre-established performance levels are achieved, and

•	Performance-adjusted RSUs: partially performance-based equity compensation which settles in shares of our common stock at the end of a three-year vesting period,

•	Retirement benefits and limited perquisites,

•	Severance and change in control benefits, and

•	Discretionary awards granted for purposes of recruitment, retention, and special recognition.

Within the incentive component of our compensation program, short-term incentive opportunities for each executive, including the named executive officers, are linked to annual performance results based on a combination of corporate and business unit goals; while long-term incentive opportunities are based on both our absolute performance and our performance relative to other energy services companies over a three-year period, thereby encouraging the accomplishment of goals that are intended to increase long-term shareholder value.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board values shareholders’ opinions, and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends that you vote FOR approval of FirstEnergy’s executive compensation program as described in the Compensation Discussion and Analysis and the compensation tables and otherwise in this proxy statement. Proxies will be voted FOR approval of the proposal unless otherwise specified.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 4.

Item 5 —	Advisory Vote on Frequency of Advisory Vote on Executive Compensation Vote

The following proposal provides shareholders the opportunity to inform the Company as to how often you wish the Company to include an advisory vote on executive compensation, similar to Item 4 in our proxy statement. This resolution is required pursuant to Section 14A of the Exchange Act. While our Board of Directors intends to carefully consider the shareholder vote resulting from this proposal, the vote is advisory in nature and will not be binding on the Company.

“RESOLVED, that the company should include an advisory vote on the compensation of the Company’s named executive officers every:

year

two years;

three years; or

abstain”

The Company believes that say-on-pay votes should be conducted every year so that shareholders may annually express their views on the Company’s executive compensation program. As noted above, the Board values shareholders’ opinions, and the Compensation Committee will take into account the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY YEAR.

Shareholder Proposals

Shareholders have indicated their intention to present at the Meeting the following proposals for consideration and action by the shareholders. The shareholder resolutions and proposals, for which the Company and the Board accept no responsibility, are set forth below. The proponents’ names, addresses, and numbers of shares held will be furnished upon written or oral request to the Company. Your Board of Directors recommends that you vote “AGAINST” all four of these shareholder proposals for the reasons noted in the Company’s opposition statements following each shareholder proposal.

Item 6 —	Shareholder Proposal: Report on Coal Combustion Waste

Report on Coal Combustion Waste

WHEREAS:  Coal combustion waste (CCW or coal ash) is a by-product of burning coal that contains potentially high concentrations of arsenic, mercury, heavy metals and other toxins filtered out of smokestacks by pollution control equipment. CCW is often stored in landfills, impoundment ponds or abandoned mines. Over 130 million tons of CCW are generated each year in the U.S.

Coal combustion comprises a significant portion (54%) of FirstEnergy’s generation capacity.

The toxins in CCW have been linked to cancer, organ failure, and other serious health problems. In October 2009, the U.S. Environmental Protection Agency (EPA) published a report finding that “Pollutants in coal combustion wastewater are of particular concern because they can occur in large quantities (i.e., total pounds) and at high concentrations ...in discharges and leachate to groundwater and surface waters.”

The EPA has found evidence at over 60 sites in the U.S. that CCW has polluted ground and surface waters. In some of these cases, companies have suffered substantial fines and reputational consequences as a result of the contamination.

There have been documented seeps and leakage from FirstEnergy’s largest CCW impoundment pond, Little Blue Run, located at the Bruce Mansfield plant. There is evidence of increased levels of arsenic in wells around the pond.

In October 2010, Little Blue Run was the subject of a feature story on CNN which suggested the pond may be contaminating local water. Reports by the New York Times and others have drawn attention to CCW’s impact on waterways, as a result of leaking CCW storage sites or direct discharge into surrounding rivers and streams.

The Tennessee Valley Authority’s (TVA) 1.1 billion gallon CCW spill in December 2008 that covered over 300 acres in eastern Tennessee with coal ash sludge highlights the serious environmental risks associated with CCW. TVA estimates a total cleanup cost of $1.2 billion. This figure does not include the legal claims that have arisen in the spill’s aftermath.

FirstEnergy does not disclose whether Little Blue Run or its other CCW storage and disposal facilities have liners, caps, groundwater monitoring, or leachate collection systems beyond compliance with current regulations. This information is critical for investors to understand the potential impact of our company’s CCW facilities on the environment and possible related risks.

The EPA has proposed rules to regulate CCW and will likely determine by the end of 2011 whether coal ash should be treated as “Special Waste” under Subtitle C, which would subject CCW to stricter regulations.

RESOLVED:  Shareholders request that the Board prepare a report on the company’s efforts, beyond current compliance, to reduce environmental and health hazards associated with coal combustion waste contaminating water (including the implementation of caps, liners, groundwater monitoring, and/or leachate collection systems), and how those efforts may reduce legal, reputational and other risks to the company’s finances and operations. This report should be available to shareholders by August 2011, be prepared at reasonable cost, and omit confidential information such as proprietary data or legal strategy.

  End of Shareholder Proposal

Your Company’s Opposition Statement — Report on Coal Combustion Waste

Your Board of Directors recommends that you vote “AGAINST” this proposal.

Your Company has an extensive system in place to ensure the safe and proper management of coal combustion waste (CCW). In 2010, your Company prepared a Corporate Responsibility Report which included an overview of its production and management of CCW from its operations. The report included relevant information on your Company’s operations related to CCW, as well as the broad range of steps taken to ensure that the priorities of public safety and protection of the environment are met. The report details the Company’s operations, including how the CCW is generated, the procedures for safe handling, the beneficial use market, and research efforts. Your Company has also provided extensive, detailed information about its management of CCW to the U.S. Environmental Protection Agency (later referred to as the EPA). This information is being released to the public on the EPA website (http://www.epa.gov /waste/nonhaz/industrial/special/fossil/surveys/index.htm). Additionally, your Company posts on its website its Corporate Responsibility Report which was created in 2006 and is updated periodically with new information. The Corporate Responsibility Report also includes information regarding the Company’s treatment of CCW, including information on the management and beneficial use of CCW.

CCW is recycled and used as an ingredient in common, everyday products. In addition, a significant amount of CCW from your Company’s coal-based power generation plants, including coal ash and gypsum, is recycled for safe and beneficial uses such as concrete and wall board production and road building. The beneficial use of CCW has many associated environmental benefits, including a reduction in energy consumption, greenhouse gases, need for additional landfill space, and raw material consumption. The characteristics of CCW enable beneficial uses and management to be undertaken safely. The concentration of metals in CCW that occurs naturally in coal in trace amounts is not comparable to levels found in other substances that are required to be regulated as hazardous.

While your Company has focused recent efforts on the beneficial use of CCW, it has safely managed the remaining byproducts at our respective plants for decades. Your Company has a robust program in place to ensure the safety and integrity of dams and dikes at on-site surface impoundments. They are inspected at least every week by trained plant personnel and inspected at least every year by professional dam safety engineers. Your Company has managed approximately $52 million in research and development over the past decade, including several projects to find new and innovative ways to beneficially use CCW.

Your Board respects its shareholders’ interest in environmental and health matters. However, the Board believes that the Company has already taken appropriate actions to manage its CCW and report such actions and assessments to its shareholders, while continuously evaluating its compliance with ongoing and anticipated future regulatory requirements. Therefore, your Board does not believe that the investment of human and financial resources that would be required to produce an additional report would be a necessary or prudent use of shareholder assets.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” ITEM 6.

Item 7 —	Shareholder Proposal: Lower Percentage Required for Shareholder Action by Written Consent

7 — Shareholder Action by Written Consent

RESOLVED, Shareholders hereby request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting (to the fullest extent permitted by law).

This proposal topic also won majority shareholder support at 13 major companies in 2010. This included 67%-support at both Allstate (ALL) and Sprint (S). Hundreds of major companies enable shareholder action by written consent.

Taking action by written consent in lieu of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A study by Harvard professor Paul Gompers supports the concept that shareholder dis-empowering governance features, including restrictions on shareholder ability to act by written consent, are significantly related to reduced shareholder value.

The merit of this Shareholder Action by Written Consent proposal should also be considered in the context of the need for additional improvement in our company’s 2010 reported corporate governance status:

The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, said: “Due to a continuity of concerns, the company’s C rating is unchanged. For instance, in spite of a majority shareholder support in both 2008 and 2009 for proposals to implement a majority-voting standard for directors, the company continues to have a plurality-voting standard and recommends voting against a similar shareholder proposal in 2010. This shows a lack of responsiveness to shareholders, and may itself be one reason the entire board received either a majority or close to a majority of votes withheld in 2009.”

The simple majority vote topic, submitted by Ray T. Chevedden, won our ascending support of 71% to 80% in each year from 2005 to 2009. Our directors ignored this overwhelming support. Meanwhile our directors’ popularity headed south with four directors hit with 51% in negative votes during 2009 including Chairman George Smart, Carol Cartwright, Jesse Williams and William Cottle. Chris Rossi’s 2010 proposal, to give shareholders a right to call a special meeting like our board can, also won our 52%-support.

Meanwhile executive performance shares paid out in cash, even for sub-par Total Shareholder Return. Both these performance shares and the performance-adjusted RSUs had relatively short performance periods. Combined with hefty pension increases, these facts suggested that executive pay was not aligned with shareholder interests, according to The Corporate Library. And only 37% of CEO pay was incentive-based.

We had two “Flagged (Problem) Directors” according to The Corporate Library: George Smart (our Chairman) because he chaired FirstEnergy’s audit committee during accounting misrepresentation (lawsuit settlement expense) and Michael Anderson (sadly a relatively new director) due to his Interstate Bakeries directorship as it went bankrupt.

Please encourage our board to respond positively to this proposal to initiate improved corporate governance and financial performance: Shareholder Action by Written Consent — Yes on 7

  End of Shareholder Proposal

Your Company’s Opposition Statement — Shareholder Action by Written Consent

Your Board of Directors recommends that you vote “AGAINST” this proposal.

Under Ohio law, actions that may be taken by our shareholders at a meeting may also be taken by written consent. In the case of all actions, except amendments to the code of regulations of a company, Ohio law requires that a written consent must be unanimous. Amendments to the code of regulations may be made by the written consent of two-thirds of the voting power of the company. Under Ohio law, the two-thirds threshold for written consent to amend the code of regulations may be reduced to a majority of the voting power of the corporation or raised to a higher proportion. Under our code of regulations, a vote of at least two-thirds of the voting power of the Company is generally required to amend the code of regulations, with a vote of at least 80 percent of the voting power of the Company required for certain specified code provisions.

In the case of FirstEnergy, there are currently approximately 300,000 shareholder accounts that must be contacted for their written consent. Based on the number of shares of FirstEnergy stock outstanding on February 25, 2011, two-thirds approval would require the written consent of holders of approximately 278,000,000 shares of common stock, and for provisions in our regulations where 80 percent approval is required, the written consent from holders of approximately 334,600,000 shares of FirstEnergy common stock would be required.

In much smaller corporations, the flexibility to act by written consent may be useful. However, it serves little, if any, purpose in a company of our size, particularly in light of the Ohio law requirements that mandate unanimous written consent in most circumstances. Moreover, this year your Company put forth a management proposal that would allow the holders of 25 percent or more of the shares outstanding to call a special meeting of shareholders which, if approved, will provide shareholders with the right to more easily raise issues outside of the Company’s regular Annual Meeting schedule.

Ohio law prohibits actions by written consent of less than all of the shareholders except in the limited case of an action to amend the Company’s Amended Code of Regulations. Your Board believes that amending our regulations to allow amendments of certain provisions of the code of regulations by written consent of a majority of the voting power of the Company, instead of two-thirds, is an expensive exercise that will add little value to shareholders. It is equally effective and efficient for shareholders to exercise their rights at annual and special shareholders’ meetings where the same sought after consents will be represented through shareholder votes. Accordingly, your Board recommends that you vote AGAINST this proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” ITEM 7.

Item 8 —	Shareholder Proposal: Adopt a Majority Vote Standard for the Election of Directors

Director Election Majority Vote Standard Proposal

Resolved:  That the shareholders of FirstEnergy Corp. (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement:  FirstEnergy’s Board of Directors should establish a majority vote standard in director elections in order to provide shareholders a meaningful role in these important elections. The proposed majority vote standard requires that a director nominee receive a majority of the votes cast in an election in order to be formally elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. Under the current plurality standard, a board nominee can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee. We believe that a majority vote standard in board elections establishes a challenging vote standard for board nominees, enhances board accountability, and improves the performance of boards and individual directors.

Over the past five years, a significant majority of companies in the S&P 500 Index has adopted a majority vote standard in company bylaws, articles of incorporation, or charter. These companies have also adopted a director resignation policy that establishes a board-centric post-election process to determine the status of any director nominee that is not elected. This dramatic move to a majority vote standard is in direct response to strong shareholder demand for a meaningful role in director elections.

This proposal was submitted at last year’s Annual Meeting of Shareholders and 172,765,440 votes were cast “FOR” the proposal while “Against” votes totaled only 53,214,285. Yet, the FirstEnergy Board of Directors has not acted to establish a majority vote standard, retaining its plurality vote standard, despite the strong shareholder votes in favor of a majority vote standard and the fact that many of its peer companies, including Ameren Corporation, American Electric Power, CenterPoint Energy, Dominion Resources, Constellation Energy, Exelon Corporation and FPL Group, have adopted majority voting. The Board should take this critical first step in establishing a meaningful majority vote standard. With a majority vote standard in place, the Board can then act to adopt a director resignation policy to address the status of unelected directors. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors at FirstEnergy, while reserving for the Board an important post-election role in determining the continued status of an unelected director. We urge the Board to join the mainstream major U.S. companies and establish a majority vote standard.

  End of Shareholder Proposal

Your Company’s Opposition Statement — Director Election Majority Vote Standard

Your Board of Directors recommends that you vote “AGAINST” this proposal.

This shareholder proposal requests that your Board take measures necessary to amend your Company’s Amended Code of Regulations to provide that director nominees be elected by the affirmative vote of the majority of the votes cast at an annual meeting of shareholders. Your Board carefully considered several factors with respect to majority voting, including the merits of the majority vote standard, the responsibilities of your Board’s Corporate Governance Committee, and the best interests of our shareholders. After a thorough review of the proposal, your Board believes that the majority voting proposal does not serve the best interests of your Company’s shareholders.

Your Board is cognizant of recent developments with respect to majority voting in director elections. Therefore, your Board recently adopted a director resignation policy in connection with uncontested director elections (later referred to as the Director Resignation Policy) to address the concerns presented in the proponent’s proposal. The Director Resignation Policy provides that any director nominee in an uncontested director election who receives a greater number of “withheld” votes than votes “for” is required to tender his or her resignation to the Corporate Governance Committee. The Corporate Governance Committee will consider the resignation and recommend to the Board whether it should be accepted. The directors on your Board (excluding any Director who tendered his or her resignation) will then make a decision regarding the resignation. Your Board believes that the Director Resignation Policy promotes a good balance between providing shareholders a meaningful and significant role in the process of electing directors and allowing your Board flexibility to exercise its independent judgment on a case-by-case basis. By allowing shareholders to express preferences regarding director nominees, the Director Resignation Policy accomplishes the primary objective of the proposal at issue without the potential negative consequences of the shareholder proposal, and as a result, your Board believes that the adoption of a majority vote standard is unnecessary and not in the best interests of the Company or its shareholders.

The plurality voting standard is the default standard under Ohio law, and our Amended Code of Regulations expressly provides for a plurality vote in the election of directors. Although there is ongoing public debate regarding the use of a majority vote standard, the merits of such a standard have not been established to your Board’s satisfaction. The decision to adopt a majority vote standard would be a significant departure from the widely accepted plurality voting standard, which historically has been effective in electing strong, independent directors to your Company’s Board. Also, the procedures and state corporate law governing plurality voting, unlike majority voting, are well established and understood.

There are significant practical difficulties involving the use of majority voting, and there remains considerable uncertainty surrounding the standard. Your Company believes that the following consequences may result from these difficulties and uncertainties:

•	The failure to elect a specified percentage of directors could result in a “change of control”, thus accelerating debt or canceling a line of credit provided in a credit agreement or triggering changes in licenses or other vital and irreplaceable corporate arrangements; and

•	The failure to elect Board candidates could affect adversely our ability to comply with the NYSE Listing Standards or SEC requirements for independent or non-employee directors or directors who have particular qualifications that are essential for a member of your Board, such as a financial expert to serve on your Board’s Audit Committee.

A majority voting system could cause a number of additional difficulties, including the practical problems relating to a “failed election”, or one in which one or more directors standing for election are not seated on your Board. Majority voting requirements also raise legal and practical concerns about the applicability of the “holdover rule”, which provides that directors are elected to serve until their successors are elected. Therefore, even if the proposal is adopted, your Company may be unable to force a director who failed to receive a majority vote to leave your Board until his or her successor is elected.

Your Board does not believe that adopting a majority voting standard for uncontested director elections provides shareholders with any additional meaningful amount of input into the election of directors, and it imposes additional costs on your Company. If there is a failed election, it is up to your Board to fill the vacancy without any further shareholder vote. Shareholders would have no greater assurance that the person selected to fill the Board seat would be any more satisfactory than the person who failed to receive the majority vote. Based on current proxy voting trends and the influence of proxy voting advisory services, your Board believes that most withhold votes for directors in uncontested elections occur as a result of the rigid application of voting guidelines that heavily focus on technical corporate governance mechanics. These voting guidelines typically do not take into account the more important role of directors in setting strategic direction and making important business decisions. As a result, in many cases, it could be expected that your Board would still view the election of its original nominee as in the best interests of your Company and our shareholders notwithstanding the number of votes withheld. Nevertheless, addressing failed elections undoubtedly would be distracting to your Board and may require your Board and/or the Corporate Governance Committee to repeat much of the process it went through prior to the shareholder meeting in order to select nominees. Your

Board does not believe that this is likely to create any meaningfully greater enfranchisement of our shareholders, particularly in light of the adoption of the Director Resignation Policy, which provides shareholders with the primary benefit of majority voting while allowing the Board the flexibility to make decisions that they determine to be in the best interests of your Company.

Majority voting also may result in the vacancy of one or more seats of your Board which may cause a disruption of your Board’s operations. In addition, significant turnover among directors may impede your Company’s long-term strategic plan due to lack of director continuity and ultimately impact the stability of your Board and your Company. This would be particularly problematic during trying economic times such as these when your Board’s focus should be on the continuous improvement of your Company’s financial condition and results of operations and maximization of shareholder value.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” ITEM 8.

Item 9 —	Shareholder Proposal: Report on Financial Risks of Reliance on Coal

Financial Risks of Reliance on Coal

Whereas:

Coal-dependant electric utilities face numerous challenges and uncertainty regarding environmental compliance costs, coal price-volatility, and the cost of carbon capture and storage for coal plants. This unprecedented combination of forces has led companies such as Progress, Duke and Xcel to announce coal plant retirements.

Coal combustion for electricity is a major contributor to air pollution, accounting for 70% of the sulfur dioxide (SO2), one third of the nitrous oxides (NOx), 50% of the mercury, a hazardous air pollutant, and over 36% of the carbon dioxide (CO2) emitted in the U.S., in addition to soot and fine particulates in our air.

Industry analysts (Bernstein Research, Jeffries & Company, Standard & Poor’s, Wood Mackenzie) have concluded that the cost of additional environmental control equipment for NOx, particulates and mercury may make it uneconomic to retrofit some older coal plants.

The merger between FirstEnergy Corporation and Allegheny Energy will make our company the 5th largest consumer of coal in the U.S. with 70% of its generation derived from coal. Thirty-two percent of the new company’s combined coal-fired fleet (4,945 MW) typically lack scrubbers, were built pre-1965, are less efficient and more costly to run.

Under a 2005 Consent Decree with the U.S. Environmental Protection Agency (EPA), FirstEnergy agreed to a $1.8 billion environmental retrofit of its W.H. Sammis Plant and to convert two coal units at it’s R.E. Burger plant to biomass. FirstEnergy announced in November that these units would permanently close at the end of 2010 because “market prices for electricity have fallen significantly, and expected market prices no longer support a repowered Burger Plant.”

EPA is moving, in some cases pursuant to court order, to tighten regulation of the air, water and waste impacts of coal plants. EPA must issue new rules by 2014 governing wastewater from power plants, which are responsible for “a significant amount” of toxic pollutants such as mercury and arsenic discharged to surface waters. EPA’s pending regulations on storage and disposal of coal combustion wastes will likely increase operating costs for coal plants.

EPA is also developing a regulatory program for CO2 and other greenhouse gas emissions. However, the lack of national climate policy to reduce CO2 emissions further adds to the uncertain economics for coal plants. Commercial deployment of carbon capture and storage technology is 10 to 15 years away and “would increase electricity costs by about 30 to 80 percent,” the U.S. Government Accountability Office reports.

Declining coal reserves in central Appalachia, unprecedented coal price increases and volatility, versus abundant supplies and record low-prices for cleaner burning natural gas, and declining costs for wind and solar energy make continued reliance on coal increasingly problematic.

Resolved:

Shareowners request that FirstEnergy’s Board of Directors, at reasonable cost and omitting proprietary information, issue a report by November 2011 on the financial risks of continued reliance on coal contrasted with increased investments in efficiency and cleaner energy, including assessment of the cumulative costs of environmental compliance for coal plants compared to alternative generating sources.

  End of Shareholder Proposal

Your Company’s Opposition Statement — Report on Financial Risks of Reliance on Coal

Your Board of Directors recommends that you vote “AGAINST” this proposal

Your Board has considered the proposal that your Company issue a report on the financial risks of reliance on coal contrasted with increased investments in efficiency and cleaner energy and believes that the preparation of such a report would not be beneficial to our shareholders. The Company’s SEC reports, including our recently filed Annual Report on Form 10-K, discuss in detail the various risks and potential costs of complying with current, pending and proposed legislation, regulations and initiatives related to coal combustion. The Annual Report also discusses the costs and risks associated with coal fuel supply and the steps your Company has taken in order to address such risks. In addition, your Company has available on its website its 2010 Corporate Responsibility Report, which contains a section on your Company’s commitment and strategic approach to environmental protection.

Your Board believes that your Company’s generation fleet is very well positioned to compete in a carbon-constrained economy. Your Company has spent more than $7 billion on environmental protection efforts since the Clean Air Act became law in 1970 and reduced its CO2 emission rate by 16 percent through this period. In addition, your Company has retired nearly 1000 MW of older, less efficient and more carbon-intensive units and added more than 1,800 MW of non-emitting nuclear capacity and, as a result, has avoided producing some 350 million metric tons of carbon dioxide since 1990. Today, nearly 40% of our electricity is generated without emitting CO2 and, by the end of 2011 we expect approximately 70% of our generation fleet to be non-emitting or low emitting generation.

Your Company is also actively engaged in the federal and state debate over future environmental requirements and legislation, especially those dealing with global climate change and coal combustion residues. We are intimately familiar with the landscape of developing regulation and know that there is significant uncertainty as to the final form or timing of any such regulation and legislation at both the federal and state levels. Given this uncertainty and the lack of a clear consensus as to the most efficient alternative-generation technology, any attempt to assess the costs of environmental compliance, or to weigh the costs of coal as opposed to alternative generation, in a static report would not be meaningful. Your Company and your Board regularly analyzes its generation portfolio and the appropriate mix of coal and other generation facilities, taking into account the developing regulatory landscape and the potential compliance costs related to current or potential future regulation. However, preparing a separate report would consume considerable time, funds and resources without providing a sufficient benefit to your Company or our shareholders.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” ITEM 9

DIRECTOR QUALIFICATIONS AND REVIEW OF DIRECTOR NOMINEES

The Corporate Governance Committee, comprised entirely of independent directors, recommends Board candidates by identifying qualified individuals in a manner that is consistent with criteria approved by the Board. In consultation with the CEO, the Chairman, and the full Board, the committee searches for, recruits, screens, interviews, and recommends prospective directors to provide an appropriate balance of knowledge, experience, and capability on the Board. Assessment of a prospective Board candidate includes, at a minimum, consideration of diversity; age; background and training; business or administrative experience and skills; dedication and commitment; business judgment; analytical skills; problem-solving abilities; and familiarity with the regulatory environment. Each year, the Corporate Governance Committee assesses the size and composition of the Board in light of the operating requirements of the Company and the current makeup of the Board, all in the context of the needs of the Board at a particular point in time. Each of the nominees listed below brings a strong and unique background and skill set to the Board, giving the Board as a whole competence and experience in a wide variety of areas necessary to oversee the operations of the Company. Generally, the criteria considered by the Corporate Governance Committee for all of our directors also includes the following: (i) integrity, honesty, and accountability, with a willingness to express independent thought; (ii) successful leadership experience and stature in an individual’s primary field, with a background that demonstrates an understanding of business affairs as well as the complexities of a large, publicly held company; (iii) demonstrated ability to think strategically and make decisions with a forward-looking focus and ability to assimilate relevant information on a broad range of complex topics; (iv) being a team player with a demonstrated willingness to ask tough questions in a constructive manner that adds to the decision-making process of your Board; (v) independence; and (vi) ability to devote necessary time to meet director responsibilities.

Each director contributes knowledge, experience, or skill in at least one domain that is important to the Company. For example, our directors possess experience in one or more of the following: management or senior leadership position that demonstrates significant business or administrative experience and skills; accounting or finance; the electric utilities or nuclear power industry; or other significant and relevant areas deemed by the Corporate Governance Committee to be valuable to the Company.

The Corporate Governance Committee believes that well-assembled Boards of Directors consist of a diverse group of individuals who possess a variety of complementary skills and experiences. It considers this variety of complementary skills in the broader context of the Board’s overall composition with a view toward constituting a Board that, as a body, possesses the appropriate skills, experience, attributes, and qualities required to successfully oversee the Company’s operations.

Neither the Corporate Governance Committee nor the Board has an established policy regarding the consideration of diversity in identifying director nominees. However, the Corporate Governance Committee recognizes that racial and gender diversity of the Board are an important part of its analysis as to whether the Board constitutes a body that possesses a variety of complementary skills and experiences. The Corporate Governance Committee also considers each individual nominee’s differences in point of view, professional experience, education, and other individual skills, qualities, and attributes that contribute to the optimal functioning of the Board as a whole.

The following paragraphs provide information about each director nominee, as of the date of this proxy statement. The information presented below includes each nominee’s specific experiences, qualifications, attributes, and skills that led the Corporate Governance Committee and the Board to the conclusion that he/she should serve as a Director of the Company.

Mr. Addison received an M.B.A. in Finance and General Business Administration from the Harvard University Graduate School of Business. His career included positions of increasing responsibility in the investment banking and financial services sector, culminating as the Managing Director of the Utilities Department at Salomon Smith Barney (Citigroup). This wealth of experience in the financial services sector makes Mr. Addison a strong contributor to the Company as the Chair of the Finance Committee of the Board.

Mr. Alexander received an undergraduate degree in accounting and a degree in law from The University of Akron. During his extensive thirty-nine year career at Ohio Edison Company and later FirstEnergy Corp., he has held executive leadership positions, including Executive Vice President and General Counsel, Chief Operating Officer, and currently President and Chief Executive Officer. He completed the Program for Management Development at the Harvard Graduate School of Business and the Reactor Technology Course for Utility Executives at the Massachusetts Institute of Technology. With this vast experience, Mr. Alexander brings to the Board of Directors an extraordinary understanding of the inner workings of the public utilities industry in general, and FirstEnergy Corp. in particular.

Mr. Anderson received an M.B.A. in Finance and Accounting from the Northwestern University Kellogg Graduate School of Management and was a Certified Public Accountant. He was an auditor for Arthur Young & Co., and participated in the Harvard Advanced Management Program. In 1996, he became President and Chief Operating Officer of The Andersons, Inc., and he is currently the company’s President, Chief Executive Officer, and Chairman. The skills and attributes related to Mr. Anderson’s experience in the accounting and executive management areas are invaluable assets for the Board and his participation on the Finance Committee.

Dr. Cartwright spent more than 18 years as a Chief Executive Officer of various large, non-profit organizations with direct oversight for strategic planning, program development, financial management, capital planning, and governmental affairs. During her more than 40 years of public higher education experience, she operated within an environment of government regulations and public accountability. She retired in 2006 as President of Kent State University and currently serves as President of Bowling Green State University. This significant experience in the areas of financial management and capital planning, as well as her experience dealing with highly regulated entities, makes her a valuable resource to the Board and in her role as Chair of the Corporate Governance Committee.

Mr. Cottle is currently a consultant in the nuclear industry. He has extensive experience in the nuclear field and has held leadership positions at Entergy and Houston Lighting and Power, as well as with the Nuclear Regulatory Commission and the Tennessee Valley Authority. In addition, he previously served as Chairman, President, and CEO of STP Nuclear Operating Company. This nuclear industry experience is essential to our Board and the Nuclear Committee, of which Mr. Cottle is Chair.

Mr. Heisler graduated Cum Laude from Harvard University and received an M.B.A. from Kent State University. He has extensive experience in the investment management and financial services sector, culminating in high-level positions at KeyBank N.A., including Chairman of the Board and Chief Executive Officer. In addition, he brings administrative skills to the Board through his current role as Dean of the College of Business Administration and Graduate School of Management of Kent State University. This expertise in financial services and administrative skills makes him a valuable member of the Board and strong member of our Finance Committee.

Ms. Johnson received her law degree from the University of Florida College of Law after graduating from the University of Florida with a Bachelor of Science in business administration. She is a former Chairman and Commissioner of the Florida Public Service Commission, which provided her with valuable insight into the electric utility industry. In her current position as President of NetCommunications, LLC, she develops strategies for achieving objectives through advocacy directed at critical decision makers. She previously served as Senior Vice President of Communications and Marketing at Milcom Technologies and also has additional public company board experience. Ms. Johnson’s extensive regulatory background, legal experience, and additional board experience qualify her to serve as a member of the Board.

Mr. Kleisner graduated from the University of Denver with a Bachelor of Science in business administration. He currently serves as the Chief Executive Officer of Hershey Entertainment & Resorts Company. Mr. Kleisner has over 40 years of experience in management and executive leadership positions, including over 20 years of chief executive officer experience having served as President and Chief Executive Officer of Hershey Entertainment & Resorts Company and the Greenbrier Resort & Club Management Company. He has more than 30 years of experience in the areas of labor relations, collective bargaining, and union contract negotiations, both in the U.S. and abroad. Additionally, he has participated in numerous business and real estate developments in the U.S., Europe, and Asia. Mr. Kleisner is and has also been a director of many business and charitable organizations. His numerous leadership and senior executive positions provide him with significant experience, both domestic and international, in developing and implementing corporate strategy and setting executive compensation benefits. Mr. Kleisner’s executive leadership positions and additional board experience have prepared him to respond to a multitude of financial and operational challenges. Mr. Kleisner’s vast business background and leadership skills make him well qualified to serve on the Board.

Mr. Novak graduated from John Carroll University with a major in accounting. He received his Masters in Accountancy from Bowling Green State University and is a Certified Public Accountant. During his long and distinguished career at Ernst & Young, he held various positions including Coordinating Partner and Area Industry Leader, before retiring after 17 years as the Managing Partner of various Ernst & Young offices, most recently Managing Partner of the Cleveland Office. He has over 30 years of experience performing, reviewing, and overseeing the audits of financial statements of a wide range of public companies. Mr. Novak currently serves as chair of the audit committee of two other public companies. As a result of this extensive experience in the field of accounting and his broad financial expertise, Mr. Novak is the Company’s “Audit Committee Financial Expert” and Chair of the Audit Committee.

Ms. Rein is a graduate of New York University Law School and served as general counsel of a Fortune 50 company. She was employed for many years in the highly regulated financial services industry, which provided her with a familiarity in dealing with the requirements imposed by regulatory agencies. Prior to her retirement from MetLife, Inc., she served in various high-level positions including Vice President, Human Resources and Senior Executive Vice President and Chief Administrative Officer, with responsibility for the Audit, Human Resources, Information Systems, Public Relations, Compliance, Procurement, and Facilities Management departments, among others. She also served as Chief Executive Officer of the Property and Casualty subsidiary of MetLife, Inc. Over the past 20 years, Ms. Rein has been a director of and has served on various board committees of three public companies, further enhancing her broad range of knowledge and extensive business and leadership experience. Her experience with regulated entities, along with her legal, business, and human resource knowledge make her a valuable asset to the Board and to the Compensation Committee, of which she serves as Chair.

Mr. Smart received an M.B.A. from the Wharton School, University of Pennsylvania, with a major in Marketing. He served as the President and Chief Executive Officer of Central States Can Co. from 1978 until 1993 and as Chairman of the Board and President of the Phoenix Packaging Corporation from 1993 until 2001. He retired as President of Sonoco Phoenix, Inc. in 2004. Over the past 25 years, Mr. Smart has been a director of and has served on various board committees of six public companies. This extensive corporate and CEO-level experience provides an excellent background for his current position as non-executive Chairman of the FirstEnergy Board.

Mr. Taylor received both Bachelor and Masters of Science degrees in Mechanical Engineering from Texas A&M University. He also completed the Advanced Management Program at the Harvard Graduate School of Business and the Reactor Technology Course for Utility Executives at the Massachusetts Institute of Technology. For more than 20 years, he served as the President of Dallas Power & Light and then TXU Generation, from which he retired in 2004. Mr. Taylor has experience serving on another public company’s board, in addition to his extensive executive experience, which provides a valuable point of view on the Company’s Board. He also served as Chair of the National Nuclear Accrediting Board from 1996 until 2003. This experience in the public utility industry and in the nuclear industry makes him well suited and invaluable in his current position on the Board and on the Nuclear Committee.

Mr. Williams graduated from the University of Maryland, Eastern Shore and the Executive Management Programs at Yale and Northwestern Universities and Morehouse College. For more than 20 years he held positions of increasing responsibility in the areas of Human Resources and Compensation and Employment Practices with The Goodyear Tire & Rubber Company, prior to retiring as Vice President of Human Resources Policy, Employment Practices and Systems. He has more than 30 years of experience in the areas of labor relations and contract negotiations, succession planning, diversity, and safety. His extensive knowledge in these areas, combined with his executive-level experience, provides vital perspective on issues facing the Board. Mr. Williams’ experience is especially valuable to the Board given the recent focus on governance and compensation policies and practices.

BIOGRAPHICAL INFORMATION ON NOMINEES FOR ELECTION AS DIRECTORS

Paul T. Addison — Age 64. Retired in 2002 as Managing Director in the Utilities Department of Salomon Smith Barney (Citigroup), an investment banking and financial services firm. Director of the Company since 2003.

Committees: Audit, Finance (Chair)

Anthony J. Alexander — Age 59. President and Chief Executive Officer since 2004 of the Company. He also is a Director of Ohio Edison Company, Pennsylvania Power Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company and many other subsidiaries of the Company. In addition to the foregoing companies, he has also been a Director of Metropolitan Edison Company, Pennsylvania Electric Company and many other subsidiaries of the Company during the past five years. Director of the Company since 2002.

Michael J. Anderson — Age 59. President, Chief Executive Officer and Director since 1999 and Chairman of the Board since May 2009 of The Andersons, Inc., a diversified company with interests in the grain, ethanol, and plant nutrient sectors of U.S. agriculture, as well as in railcar leasing and repair, turf products production, and general merchandise retailing. He has been Chairman of the Board of Interstate Bakeries Corp. within the past five years. Director of the Company since 2007.

Committees: Finance, Nuclear

Dr. Carol A. Cartwright — Age 69. President of Bowling Green State University since January 2009. Interim President of Bowling Green State University from July 2008 to January 2009. Retired in 2006 as President (a position held since 1991) of Kent State University. She is a Director of KeyCorp and PolyOne Corporation. Within the past five years, she was also a Director of the Davey Tree Expert Company. Director of the Company since 1997 and Director of Ohio Edison Company from 1992 to 1997.

Committees: Compensation, Corporate Governance (Chair)

William T. Cottle — Age 65. Retired in 2003 as Chairman of the Board, President, and Chief Executive Officer of STP Nuclear Operating Company, a nuclear operating company for the South Texas Project. Director of the Company since 2003.

Committees: Corporate Governance, Nuclear (Chair)

Robert B. Heisler, Jr. — Age 62. Dean of the College of Business Administration and Graduate School of Management of Kent State University since October 2008. Special Assistant for Community and Business Strategies to the President of Kent State University from September 2008 to October 2008 and from 2007 to June 1, 2008. Interim Vice President for Finance and Administration of Kent State University from June 2008 to September 2008. Retired in 2007 as Chairman of the Board (a position held since 2001) of KeyBank N.A., the flagship banking entity within KeyCorp. Chief Executive Officer of the McDonald Financial Group from 2004 to 2007 and Executive Vice President of KeyCorp from 1994 to 2007. He is a director of TFS Financial Corporation. Director of the Company from 1998 to 2004 and since 2006.

Committees: Compensation, Finance

Julia L. Johnson — Age 48. President of NetCommunications, LLC, a national regulatory and public affairs firm focusing primarily on energy, telecommunications, and broadcast regulation, since 2000. She is a Director of American Water Works Company, Inc., MasTec, Inc., and NorthWestern Corporation. Director of the Company since 2011 and Director of Allegheny Energy, Inc. (merged with the Company in 2011) from 2003 to 2011.

Ted J. Kleisner — Age 66. Chief Executive Officer of Hershey Entertainment & Resorts Company, an entertainment and hospitality company, since 2007. President and Chief Executive Officer of Hershey Entertainment & Resorts Company from 2007 to 2010. President of CSX Hotels, Inc (d/b/a The Greenbrier) from 1988 to 2006 and President and Chief Executive Officer of The Greenbrier Resort & Club Management Company from 1988-2006. Director of the Company since 2011 and Director of Allegheny Energy, Inc. (merged with the Company in 2011) from 2001 to 2011.

Ernest J. Novak, Jr. — Age 66. Retired in 2003 as Managing Partner (a position held since 1998) of the Cleveland office of Ernst & Young LLP, a public accounting firm. He is a Director of BorgWarner, Inc. and A. Schulman, Inc. Director of the Company since 2004.

Committees: Audit (Chair), Finance

Catherine A. Rein — Age 68. Retired in March 2008 as Senior Executive Vice President (a position held since 1989) and Chief Administrative Officer (a position held since 2005) of MetLife, Inc., a provider of insurance and other financial services to individual and institutional customers. She is a Director of The Bank of New York Mellon Corporation. Director of the Company since 2001 and Director of GPU, Inc. (merged with the Company in 2001) from 1989 to 2001.

Committees: Audit, Compensation (Chair)

George M. Smart — Age 65. Non-executive Chairman of the FirstEnergy Board of Directors since 2004. Retired in 2004 as President (a position held since 2001) of Sonoco-Phoenix, Inc., a manufacturer of easy opening lids. He is a Director of Ball Corporation. Director of the Company since 1997, and Director of Ohio Edison Company from 1988 to 1997.

Committees: Audit, Corporate Governance

Wes M. Taylor — Age 68. Retired in 2004 as President (a position held since 1991) of TXU Generation, an owner and operator of electric generation and coal mines in Texas. He is a Director of Arch Coal, Inc. Director of the Company since 2004.

Committees: Compensation, Nuclear

Jesse T. Williams, Sr. — Age 71. Retired in 1998 as Vice President of Human Resources Policy, Employment Practices and Systems of The Goodyear Tire & Rubber Company, a manufacturer of tires and rubber-related products. He is a Director of Jersey Central Power & Light Company, a subsidiary of the Company. Director of the Company since 1997 and Director of Ohio Edison Company from 1992 to 1997.

Committees: Corporate Governance, Nuclear

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows shares of common stock beneficially owned as of February 28, 2011, by each director, the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group. Also listed, as of February 28, 2011, are common stock equivalents credited to executive officers as a result of participation in incentive compensation plans. None of the shares below are pledged by the directors or named executive officers. At the time of joining the Board, each director is required to hold a minimum of 100 shares of Company stock.

		Shares Beneficially	Common Stock	Percent of
Name	Class of Stock	Owned(1)	Equivalents(2)	Class(3)

Paul T. Addison	Common	18,258
Anthony J. Alexander	Common	783,726	413,522
Michael J. Anderson	Common	12,980
Dr. Carol A. Cartwright	Common	30,844
Mark T. Clark	Common	112,158	64,924
William T. Cottle	Common	15,683
Richard R. Grigg	Common	112,636	22,614
Robert B. Heisler, Jr.	Common	31,604
Julia L. Johnson	Common	17,734	6,926
Charles E. Jones, Jr.	Common	101,178	57,564
Ted J. Kleisner	Common	17,107	424
Gary R. Leidich	Common	94,492	160,542
Ernest J. Novak, Jr.	Common	23,150
Catherine A. Rein	Common	37,925
George M. Smart	Common	42,537
Wes M. Taylor	Common	25,728
Leila L. Vespoli	Common	110,427	79,850
Jesse T. Williams, Sr.	Common	26,544
All Directors and Executive Officers as a Group	Common	1,911,859	1,089,687

(1)	The amounts set forth in this column include (a) any shares with respect to which the executive officer or director has a direct or indirect pecuniary interest, and (b) vested stock options with which the executive officer or director has the right to acquire beneficial ownership within 60 days of February 28, 2011, and are as follows: Alexander — 385,904 shares; Clark — 9,171 shares; Grigg — 63,772 shares; Jones — 7,700 shares; Leidich — 15,337 shares; Vespoli — 15,514 shares; and all directors and executive officers as a group — 570,884 shares. Each individual or member of the group has sole voting and investment power with respect to the shares beneficially owned.

(2)	The amounts set forth in this column represent unvested performance shares and restricted stock units, both performance-adjusted and discretionary, as well as equivalent units held in the Executive Deferred Compensation Plan. The value of these shares is measured, in part, by the market price of the Company’s common stock. Payouts of the performance shares and performance-adjusted restricted stock units may be adjusted upward or downward based on performance, as discussed in the Long-Term Incentive Program section of the CD&A and in the narrative following the Grants of Plan-Based Awards table later in this proxy statement.

(3)	The percentage of shares beneficially owned by each director or executive officer, or by all directors and executive officers as a group, does not exceed one percent of the class.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows all persons of whom the Company is aware who may be deemed to be the beneficial owner of more than five percent of shares of common stock of the Company as of December 31, 2010. This information is based solely on SEC Schedule 13G filings.

		Percent of
	Shares	Common	Voting Power		Investment Power
Name and Address	Beneficially	Shares	Number of Shares		Number of Shares
of Beneficial Owner	Owned	Outstanding	Sole	Shared	Sole	Shared

BlackRock, Inc. 40 East 52nd Street, New York, NY 10022	18,138,553	5.95%	18,138,553	0	18,138,553	0
Capital Research Global Investors (a division of Capital Research and Management Company), 333 South Hope Street, Los Angeles, CA 90071 (Capital Research Global Investors disclaims beneficial ownership of these shares)	26,937,228	8.8%	26,937,228	0	26,937,228	0
Capital World Investors (a division of Capital Research and Management Company), 333 South Hope Street, Los Angeles, CA 90071 (Capital World Investors disclaims beneficial ownership of these shares)	20,750,000	6.8%	7,250,000	0	20,750,000	0
State Street Corporation, State Street Financial Center, One Lincoln Street, Boston, MA 02111 (State Street disclaims beneficial ownership of these shares)	22,765,651	7.5%	0	22,765,651	0	22,765,651

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Compensation Committee of the Board of Directors (later referred to as the Committee) oversees the compensation of our executives, including our named executive officers (later referred to as NEOs). Pursuant to the Committee’s standard practice, during the first quarter of 2010, the Committee reviewed competitive benchmarking data, which was provided by the Committee’s independent consultant, Meridian Compensation Partners, LLC (later referred to as the consultant) regarding the compensation of our executives. In light of the pending merger with Allegheny Energy, sluggish economic recovery, and only minor changes in the competitive benchmarking data that the Committee reviewed, the Committee did not make any significant changes to the mix or components of compensation in 2010. Very limited increases in compensation for our NEOs were provided in 2010.

We target our NEOs’ compensation at or near the market median for our peer group (described below) with the opportunity for our NEOs to achieve above-median compensation for strong corporate and individual performance and with the consequence of earning below-median compensation, if financial or operational performance does not meet specified targets. A significant portion of our NEOs’ actual compensation is based on corporate and business unit performance as defined by financial and operational measures directly linked to short-term and long-term results for key stakeholders, including shareholders and customers. Meeting or exceeding our goals in these key areas is reflected in the compensation of our NEOs and other executives.

Financial achievements in 2010 include:

•	Delivering normalized (non-GAAP) earnings per share (later referred to as EPS) of $3.62 — consistent with guidance provided to the financial community;

•	Generating $3.1 billion in cash from operations;

•	Reducing more than $500 million of debt;

•	Maintaining capital spending and O&M levels comparable to 2009; and

•	Preserving our dividend

Key strategic and operational accomplishments include:

•	Securing the necessary federal and state regulatory approvals to complete the merger with Allegheny Energy, which was completed on February 25, 2011. The combination creates a larger, stronger FirstEnergy, with a more favorable mix of regulated and unregulated assets and a broader market for our retail sales;

•	Implementing operational changes at our smaller, less-efficient plants in response to the economy and uncertainty related to proposed new federal environmental regulations;

•	Accelerating plans to replace the reactor head at the Davis-Besse Nuclear Power Station and submitting our application to renew the plant’s operating license — an important step toward keeping this asset productive for years to come; and

•	Achieving significant growth in unregulated direct sales and governmental aggregation. Our competitive subsidiary, FirstEnergy Solutions, is now one of the largest retail suppliers in the nation.

As a result of these and other achievements, our Company is well positioned for the future, even as the industry continues to address the effects of a slow growth economy, lower demand, and softer market prices for electricity.

As a result of these financial and operational achievements our NEOs earned payments under our Short-Term Incentive Program (later referred to as the STIP) and the Restricted Stock Unit (later referred to as RSU) component of our Long-Term Incentive Program (later referred to as the LTIP) as described below. The Performance Share component of the LTIP which is based on Total Shareholder Return (later referred to as TSR) did not meet the threshold performance level and therefore no payments were earned. Based upon the earned base salary and incentive compensation relative to target, total compensation to our NEOs was below the median level for our peer group in 2010.

In 2010, we maintained the LTIP reductions we implemented in 2009 due to the uncertain economic climate at that time and anticipated similar actions by the companies in our peer group. Also, in response to changes in the competitive benchmarking data and overall trends within the area of executive compensation we eliminated the twenty-percent (20%) incentive match on funds deferred into the Stock Accounts under the FirstEnergy Corp. Executive Deferred Compensation Plan (later referred to as the EDCP) and FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (later referred to as the DDCP). In 2011, we also made revisions to the Change in Control related benefits as described later in the CD&A.

Introduction

We believe that the quality, skills, and dedication of our executive officers, including our NEOs, are critical elements in our ongoing ability to positively affect our operating results and enhance shareholder value. The primary objectives of our executive compensation program are to attract, retain, and reward talented executives who we believe can provide performance, leadership, and also drive our success in the highly complex energy services industry. We measure success based on financial performance, shareholder return, operational excellence, and safety.

We review our compensation philosophy annually to ensure it continues to align with our goals and shareholder interests and offers competitive levels of compensation. To achieve our goals, we offer a total compensation package to all executives, including our NEOs, that:

•	Is targeted at or near the market median for our peer group of energy services companies (described below) with the opportunity for executives to achieve above-median compensation for strong corporate and individual performance and the consequence of earning below-median compensation if financial or operational performance does not meet target levels,

•	Fosters and supports a “pay-for-performance” culture to reward individual, business unit, and corporate results,

•	Aligns management’s interests with the long-term interests of our shareholders, and

•	Is comprised of a mix of the following elements of compensation:

•	Base salary: fixed element of compensation payable throughout the year,

•	STIP: entirely performance-based variable cash compensation payable annually,

•	LTIP which consists of:

•	Performance shares: entirely performance-based variable equity compensation which is denominated in stock and settled in cash at the end of a three-year vesting period if pre-established performance levels are achieved, and

•	Performance-adjusted RSUs: partially performance-based equity compensation which settles in shares of our common stock at the end of a three-year vesting period,

•	Retirement benefits and limited perquisites,

•	Severance and change in control benefits, and

•	Discretionary awards granted for purposes of recruitment, retention, and special recognition.

Within the incentive component of our compensation program, short-term incentive opportunities for each executive are linked to annual performance results based on a combination of corporate and business unit goals; while long-term incentive opportunities are based on both our absolute performance and our performance relative to other energy services companies over a three-year period thereby encouraging the accomplishment of goals that are intended to increase long-term shareholder value.

In 2010, our financial performance measures were EPS and Net Debt Balance Level, a measure relating to reducing the Company’s outstanding debt level. Operational performance measures included levels of transmission reliability, distribution reliability, generation output, nuclear power plant performance, operating margin, and industry-standard safety metrics, all of which align executive, shareholder, and customer interests by improving service, reliability, and safety. All of our 2010 financial and operational performance measures for our NEOs are described below. We believe that shareholder value is impacted not only by financial measures but also by operational measures. Under our compensation design, the proportion of pay based on performance increases as an executive’s responsibilities increase. Thus, executives with greater responsibilities for the achievement of corporate performance targets are impacted more negatively if those goals are not achieved, and conversely receive a greater reward if the goals are met or surpassed.

Named Executive Officers

For 2010, our NEOs and their respective titles were as follows:

•	Anthony J. Alexander, President and Chief Executive Officer (later referred to as CEO)

•	Mark T. Clark, Executive Vice President and Chief Financial Officer (later referred to as CFO)

•	Gary R. Leidich, Executive Vice President, FirstEnergy Corp. and President, FirstEnergy Generation

•	Leila L. Vespoli, Executive Vice President and General Counsel

•	Charles E. Jones Jr., Senior Vice President, FirstEnergy Corp. and President, FirstEnergy Utilities, promoted from Senior Vice President, Energy Delivery and Customer Service, on April 1, 2010

•	Richard R. Grigg, Executive Vice President, FirstEnergy Corp. and President, FirstEnergy Utilities (retired on April 1, 2010)

Messrs. Alexander and Clark are NEOs as a result of their positions with us during 2010. Messrs. Leidich and Jones and Ms. Vespoli were our three most highly compensated executive officers (other than our CEO and CFO) who were executive officers at the end of 2010. Mr. Grigg is a NEO because his level of compensation as Executive Vice President & President, FE Utilities would have placed him among the three most highly compensated executive officers serving at the end of the year, but for his retirement.

Compensation Setting Process

Compensation Committee

The Committee is responsible for overseeing compensation for our executive officers, including our NEOs. The Committee’s role in setting compensation is to make recommendations to the Board for establishing appropriate base salary, incentive compensation, and equity-based compensation for our executive officers, including our NEOs, that will attract, retain, and motivate skilled and talented executives while also aligning our executives’ interests with Company and business unit performance, business strategies, and growth in shareholder value. The Committee is further responsible for administering our compensation plans in a manner consistent with these objectives. In this process, the Committee evaluates information provided by our CEO, as discussed below, and the consultant, and relies on the consultant’s expertise in benchmarking and familiarity with competitive compensation practices in the energy services industry. The Committee reviews the mix of compensation and the components of compensation individually and in the aggregate. When making compensation decisions, the Committee also reviews current and previously awarded but unvested compensation through the use of tally sheets and accumulated wealth summaries as discussed later in this section. Additionally, in its review of the compensation of our NEOs, the Committee also evaluates the following factors:

•	Company performance against relevant financial and operational measures,

•	The NEO’s individual performance,

•	The NEO’s experience and future potential to play an increased leadership role in the Company,

•	Our desire to retain the NEO,

•	Applicable changes, if any, in the NEO’s responsibilities during the year, and

•	Relevant changes, if any, in the competitive marketplace.

With respect to our CEO’s compensation, the Committee also annually:

•	Reviews, determines, and recommends to the Board the Company’s goals and objectives with respect to CEO compensation, and

•	Makes compensation recommendations to the Board for its approval based upon the Board’s evaluation of our CEO’s performance, the competitive data provided by the consultant, and our desire to retain the CEO.

Role of Executive Officers in Determining Compensation

The CEO makes recommendations to the Committee with respect to the compensation of the NEOs (other than himself) and other executives including those identified as Section 16 Insiders under the Exchange Act. The CEO possesses insight regarding individual performance levels, degree of experience, future promotion potential, and our intentions in retaining particular senior executives. In all cases, the CEO’s recommendations are presented to the Committee for review based on the benchmarking data provided by the consultant. The Committee may, however, elect to modify or disregard the CEO’s recommendations. In 2010, after discussion, the Committee elected to follow the CEO’s recommendations in determining compensation for the non-CEO NEOs.

Neither the CEO nor any other NEO makes recommendations for setting his or her own compensation except to the extent that their recommendations for short-term and long-term performance measures and targets generally will impact their own compensation in the same way it will affect the compensation of all other eligible employees. The recommendation of the CEO’s compensation to be presented to the Board is determined in Committee meetings during executive session with only the consultant and the Committee members present.

The CEO, the other NEOs, and our other senior executives play a role in the early stages of design and evaluation of our compensation programs and policies and setting performance measures. Because of their greater familiarity with our business and corporate culture, these executives are in the best position to suggest programs and policies that will engage employees and provide effective incentives to produce outstanding financial and operating results for the Company and our shareholders. Additionally, these executives are the most appropriate individuals to determine performance measures for the Committee to recommend to the Board for approval, based on their experience and knowledge of our financial and operational objectives.

Consultant

As noted above, the Committee employs an independent external compensation consultant at the Company’s expense. The consultant reports directly to the Committee and does not provide additional services to the Company. Consistent with NYSE rules, the Committee has the sole authority to retain and dismiss the consultant and to approve the consultant’s fees. The consultant provides objective and independent advice and analysis to the Committee with respect to executive and director compensation. The Committee retains the consultant based upon its expertise, independence, and energy services industry experience. In 2010, the Committee met with the consultant without management present in an executive session of each regularly scheduled Committee meeting. The Committee relies on the consultant to provide an annual review of executive compensation practices of companies in our peer group including a benchmarking analysis of base salary and short- and long-term incentive targets of the companies with which we compete for executive talent. In addition, the Committee may, from time to time, request advice from the consultant concerning the design, communication, and implementation of our incentive plans and other compensation programs. The services provided by the consultant to the Committee in 2010 included:

•	Reviewing our compensation philosophy including reviewing the alignment of our executive compensation practices with our compensation philosophy,

•	Reviewing the peer group,

•	Benchmarking and analysis of competitive compensation practices for executives and directors within our industry,

•	Reviewing potential retention tools for key executives,

•	Reviewing the description of our executive compensation practices in proxy disclosures in light of the SEC’s requirements and apprising the Committee of necessary changes,

•	Reviewing the change in control definition contained in our compensation plans and agreements and reviewing our severance agreements to ensure alignment with our compensation philosophy and competitive practice,

•	Calculating quarterly TSR relative to the companies in the Edison Electric Institute’s (later referred to as EEI) Index of Investor-Owned Electric Utility Companies described in the Performance Share section of this proxy statement. This group of companies is used to measure our performance over a three-year performance period for the performance share component of the LTIP only,

•	Analyzing compensation rankings for our CEO and CFO as compared to the energy services peer group, and

•	Informing the Committee of market trends and current issues with respect to executive compensation.

Benchmarking

Benchmarking data serve as a foundation for the Committee’s compensation recommendations. In early 2010, at the Committee’s request, the consultant compared executive compensation among 23 large utilities in the United States. These are generally the energy services organizations with which we compete for executive talent and generally the same peer group identified in 2009.

The energy services industry peer group in 2010 is as follows:

Ameren	Duke Energy	PG&E
American Electric Power	Edison International	PPL
CenterPoint Energy	Energy Future Holdings (formerly TXU Corp.)	Progress Energy
CMS Energy Corporation	Entergy	Public Service Enterprise Group
Consolidated Edison	Exelon	Sempra Energy
Constellation Energy	Integrys Energy	Southern Company
Dominion Resources	NextEra Energy	Xcel Energy
DTE Energy	Pepco Holdings

The consultant evaluated the peer group data and provided competitive benchmarking information to the Committee. Targeted base salary and short-term and long-term incentive opportunities for our NEOs were compared to the opportunities offered to executives holding similar roles in 2010 at these companies. Since our annual revenue was larger than the annual revenue of a typical firm in the peer group, the results were size-adjusted using regression analysis to determine market values of compensation that relate more closely to our revenue size. Regression analysis in this context is a statistical technique used to estimate market compensation levels based on the relationship between compensation and revenue size for the underlying market data.

The Committee evaluated the competitive benchmarking information to determine the components of our compensation package, individually and in the aggregate, relative to the 50th percentile (“median”) levels for our peer group on a size-adjusted basis as described above. We generally target executive pay at a range of 80 to 120 percent of peer group median levels to allow us the flexibility to implement our pay-for-performance philosophy, provide the ability to recruit and retain talent, remain competitive in the marketplace, and recognize individual performance and experience. In 2010, the data provided to the Committee by the consultant indicated total compensation including actual base salary, short- and long-term incentive targets for our NEOs was approximately six (6) percent above peer group median levels and therefore within our target range.

In July 2010, the Board approved using an equally weighted blend of 24 energy services and 77 general industry companies (whose combined median revenue is $12.3 billion) for purposes of executive compensation benchmarking beginning in 2011. The decision to include general industry companies was driven by several factors: 1) the Company’s increased revenue scope after the completion of the merger with Allegheny Energy leading to its position as the second largest utility in the energy services peer group, 2) the competitive nature of the Company’s business, 3) the industries in which we compete for talent, and 4) to align the peer group utilized for executive compensation with the peer group used for benchmarking broad-based benefits.

Tally Sheets and Accumulated Wealth

In January of each year, the Committee is provided with a comprehensive summary of all components of total compensation, including base salary, health and welfare benefits, current year short-term and long-term incentive grants, earnings on deferred compensation, Company matching contributions to the FirstEnergy Savings Plan (later referred to as the Savings Plan), limited perquisites, and short- and long-term incentive payouts (actual and projected, as appropriate) under several termination scenarios (i.e., voluntary resignation, retirement, involuntary separation, termination following a change in control, death, and termination for cause) for the NEOs. The primary purpose of these tally sheets is to summarize in one place the individual elements of each NEO’s compensation and the estimated value of compensation that would be received by the NEO in the event of a termination of employment to ensure that the total compensation provided and such potential payouts are appropriate.

The Committee also reviews a report for the NEOs which provides a historical summary of accumulated wealth for each NEO. The report shows granted and realized compensation over the most recent six-year period by component of compensation: base salary, short- and long-term incentive program payouts and unvested grants, realized values of exercised options, and the value of discretionary awards.

Based on its review of the tally sheets and summary of accumulated wealth report, the Committee determined that the total compensation provided (and, in the case of termination scenarios, the potential payouts) remained consistent with our pay-for-performance compensation philosophy. Accordingly, in 2010, the Committee did not make any adjustments to compensation or programs in light of the review of these reports.

Elements of Compensation

The mix of base salary, and short- and long-term incentive targets is determined by the Committee and representative of the compensation mix used by the companies in our peer group at the 50th percentile. The mix of compensation components is used to provide the NEOs with opportunities to earn compensation through a variety of vehicles, both fixed and performance-based. Compensation decisions made by the Committee regarding the individual components of compensation are considered in the aggregate and adjustments to the amounts of base salary and short-and long-term incentive targets are made concurrently to achieve the target total compensation level.

We utilize a combination of short- and long-term incentives intended to facilitate the retention of talented executives, recognize the achievement of short-term goals, reward long-term strategic results, and encourage equity ownership. The LTIP consists of performance shares and performance-adjusted RSUs, each of which accounts for approximately 50 percent of the total LTIP opportunity, in order to encourage the achievement of performance measures (absolute and relative to our peers) over a three-year period.

We believe our success with ongoing recruitment efforts, including recent executive hires from the external market, and our relatively low executive turnover indicate that our compensation program is meeting the goal of providing competitive pay while targeting compensation at or near the median level for our peer group.

The chart below represents the percentage of each pay element at target levels for the NEOs in 2010:

			LTIP Target
				Performance-Adjusted
	Base Salary	STIP Target	Performance Shares	Restricted Stock Units

Anthony J. Alexander	17.4%	17.4%	32.7%	32.5%
Mark T. Clark	28.1%	19.7%	26.1%	26.1%
Gary R. Leidich	23.8%	19.0%	28.7%	28.5%
Leila L. Vespoli	28.8%	20.2%	25.6%	25.4%
Charles E. Jones Jr.	29.2%	19.0%	26.0%	25.7%
Richard R. Grigg	28.8%	20.2%	25.6%	25.4%

Short- and long-term incentive targets shown to the nearest whole percentage of base salary for our NEOs in 2010 were as follows:

		LTIP Target
			Performance-Adjusted
	STIP Target	Performance Shares	Restricted Stock Units

Anthony J. Alexander	100%	188%	187%
Mark T. Clark	70%	93%	93%
Gary R. Leidich	80%	121%	120%
Leila L. Vespoli	70%	89%	88%
Charles E. Jones Jr.	65%	89%	88%
Richard R. Grigg	70%	89%	88%

Mr. Leidich has greater incentive program targets relative to the other non-CEO NEOs based on the competitive data provided by the consultant and his individual performance and experience.

The following chart converts the short- and long-term incentive program target percentages in 2010 shown above to a dollar value for each NEO.

			LTIP Target
			Performance	Performance-Adjusted
	Base Salary	STIP Target	Shares	Restricted Stock Units	Total

Anthony J. Alexander	$1,340,000	$1,340,000	$2,519,200	$2,505,800	$7,705,000
Mark T. Clark	$650,000	$455,000	$604,500	$604,500	$2,314,000
Gary R. Leidich	$650,000	$520,000	$786,500	$780,000	$2,736,500
Leila L. Vespoli	$530,000	$371,000	$471,700	$466,400	$1,839,100
Charles E. Jones Jr.	$525,000	$341,250	$467,250	$462,000	$1,795,500
Richard R. Grigg	$750,000	$525,000	$667,500	$660,000	$2,602,500

When allocating total compensation for the NEOs, equity-based long-term incentive targets are weighted more heavily to ensure executive and shareholder interests are aligned by linking payouts to performance measures that directly impact shareholder value. Also, as described below, the long-term incentive component of the LTIP is designed to encourage sustained performance levels. Additionally, because restricted stock units are settled in shares of our common stock, their value reflects changes in our stock price, further aligning our NEOs’ interests with the interests of shareholders. Long-term incentive program awards granted in 2010 vest over three years, are partially performance-based, and are subject to forfeiture or proration if employment is terminated prior to the end of the performance period (as shown in the 2010 Post-Termination Compensation and Benefits table later in this proxy statement). We believe this rewards long-term strategic success and encourages continued employment, which increases the opportunity to achieve the transfer of knowledge from more senior executives to new executives. Mr. Alexander has the highest long-term incentive target weighting because we believe a significant portion of our CEO’s compensation should be based on long-term performance and sustainability.

Base Salary

The NEOs are paid a base salary to provide them with a fixed amount of cash compensation. The non-CEO NEOs’ base salaries are reviewed annually by the CEO, the Committee, and the Board. The CEO’s base salary is reviewed annually by the Committee and the Board. The consultant provides the Committee with the median competitive data for each NEO’s position in January of each year. Adjustments to base salaries are made, if appropriate, generally on or about March 1 of each year, after considering factors such as Company performance, individual performance, experience, future potential for promotion, our desire to retain the executive, changes in the executive’s responsibilities, and changes in the competitive marketplace. These factors are not weighted or part of a formula but rather provide the Committee with the latitude to make adjustments to base salary based on a combination of any or all of these factors. Variations of base salary from median levels for individual executives are influenced by the relative responsibilities of the position, qualifications, experience, and the sustained performance level of the executive.

In April 2010, Mr. Jones was promoted to Senior Vice President and President, FirstEnergy Utilities. In anticipation of this promotion, in March 2010, Mr. Jones received a base salary increase from $445,000 to $525,000. The increase was based on the competitive data for Mr. Jones’ new broader position, as provided by the consultant, and his individual performance and experience. Mr. Jones did not receive any other compensation adjustments at that time.

Utilizing the competitive data for the blended energy services and general industry peer group approved by the Board in July 2010, base salary increases for certain NEOs, effective February 28, 2011, were approved as follows: Mr. Clark — from $650,000 to $685,000; Ms. Vespoli — from $530,000 to $560,000; and Mr. Jones — from $525,000 to $540,000. The 2011 compensation adjustments are within the range of 80 to 120 percent of peer group median levels. The increases reflect the relationship of current compensation to the size-adjusted competitive data (if available) provided by the consultant based on our new peer group and increased revenue scope of $16 billion after giving effect to the merger with Allegheny Energy. These changes resulted in an overall increase in the competitive data compensation levels for positions held by certain of our NEOs. While the competitive data is used as the foundation for setting compensation levels, consideration in determining the base salary adjustments was also given to individual performance and experience, historical compensation adjustments, and the tenure of the NEO.

Short-Term Incentive Program

The STIP provides annual cash awards to executives whose contributions support the achievement of our financial and operational goals. The program supports our compensation philosophy by linking executive awards directly to annual performance results key to our Company and business unit success. In 2010 we continued to require our EPS goal be achieved at the target level, inclusive of the STIP payments, in order for any payments to be made. In addition, no enhanced payout would be paid for performance above target unless the EPS stretch goal level for 2010, inclusive of all or a portion of STIP payments, was achieved.

The STIP targets executive payouts at or near the median target payout of our peer group with the potential to achieve total cash compensation above the median target payout of the peer group if our performance is superior. However, the STIP payout may be as low as zero if our performance is below expectations. As an executive’s responsibility increases, a greater percentage of his or her annual incentive is linked to our Company’s financial performance, rather than operational business unit performance. We establish target and stretch goals for incentive compensation performance measures based on earnings growth aspirations and achieving continuous improvement in operational performance. Awards for the STIP based on financial performance range from 100 percent of target for performance at target to 200 percent of target for performance at stretch. Awards for the STIP based on operational performance range from 100 percent of target for performance at target to 150 percent of target for performance at stretch. The financial performance range is weighted more heavily than the operational performance range if goals are surpassed to focus attention on our financial results. Executives are evaluated based on performance measures applicable to the Company and on their responsibilities within our organization. Awards are not paid if target performance is not achieved. Stretch performance levels are designed to encourage superior performance.

The Committee annually reviews these target award opportunities, which are expressed as a percentage of base salary. During the first quarter, adjustments to target award levels for the current year are made when appropriate and warranted by competitive market practices. In 2010, there were no adjustments to the NEOs’ STIP target incentive opportunities.

In 2011, utilizing the competitive data for the new peer group, STIP target incentive opportunity increases for certain NEOs were provided as follows: Mr. Alexander — from 100 percent to 125 percent; Mr. Clark — from 70 percent to 85 percent; and Ms. Vespoli — from 70 percent to 75 percent.

2010 Performance Measures

The weightings of financial and operational STIP targets for executives are determined by the Committee and approved by the Board at the beginning of each year. In 2010, the weightings and performance measures for the NEOs were:

	Alexander	Clark	Leidich	Vespoli	Jones	Grigg

Financial	80%	70%	70%	70%	70%	70%
Earnings Per Share (EPS)	70%	60%	60%	60%	60%	60%
Net Debt Balance Level	10%	10%	10%	10%	10%	10%

Safety/Operational	20%	30%	10%	30%	10%	10%
Drive Safety Performance as measured by the Occupational Safety and Health Administration (OSHA) Incident Rate	10%	10%		10%
Drive Safety Performance as measured by the Nuclear Safety Culture Performance Index	10%
Energy Delivery Safety Performance as measured by the Occupational Safety and Health Administration (OSHA) Incident Rate					10%	10%
Fossil Safety Performance as measured by the Occupational Safety and Health Administration (OSHA) Incident Rate			10%
Corporate Support Financial		10%		10%
Operational Linkage: Five key operating metrics: System Average Interruption Duration Index (SAIDI), Transmission Outage Frequency (TOF), Fossil Equivalent Forced Outage Rate (EFOR), Nuclear Forced Loss Rate (FLR), and Fossil and Nuclear Baseload Generation		10%		10%

Business Unit Operational			20%		20%	20%
T&D Reliability Index: System Average Interruption Duration Index (SAIDI), Transmission Outage Frequency (TOF)					10%	10%
Generation Reliability Index: Fossil Equivalent Forced Outage Rate (EFOR), Nuclear Forced Loss Rate (FLR) Fossil and Nuclear Baseload Generation			10%
Achieve FirstEnergy Utilities Operating Margin					10%	10%
Achieve FirstEnergy Generation Operating Margin			10%

Targets for Mr. Leidich, Mr. Jones, and Mr. Grigg are more heavily weighted in business unit operational goals because of their responsibility for these measures based on the operational nature of their roles within the organization.

In 2010, the target, stretch, and actual performance measure results for the NEOs were:

			Actual
	Target	Stretch	Result	Result

Financial
Earnings Per Share (EPS)
Normalized EPS
GAAP EPS	$2.46	$2.56	$2.58
Regulatory Charges	$0.11	$0.11	$0.11
Trust Securities Impairment	$0.07	$0.07	$0.07
Income tax charge	$0.04	$0.04	$0.04
Merger transaction costs	$0.15	$0.15	$0.15	Stretch
Litigation settlement	$(0.01)	$(0.01)	$(0.01)
Non-core asset sales/impairments	$(0.15)	$(0.15)	$(0.15)
Generating plant charges	$0.77	$0.77	$0.77
Derivative mark-to-market adjustment	$0.06	$0.06	$0.06

	$3.50	$3.60	$3.62

Net Debt Balance Level(1)
Measures debt levels on the balance sheet to help maintain investment grade ratings as defined by various rating agencies.	$13,250M	$13,000M	$13,073M	Above Target
Safety/Operational
Safety-Corporate — Occupational Safety and Health Administration (OSHA) Incident Rate(1) measures the number of OSHA reportable incidents in 2010 per 100 employees.	1.05	0.75	0.92	Above Target
Nuclear Safety Culture Performance Index(1)-Measures nuclear safety performance.	88	91	93.3	Stretch
Energy Delivery Safety Performance - Occupational Safety and Health Administration (OSHA) Incident Rate(1) measures the number of OSHA reportable incidents in 2010 per 100 employees in Energy Delivery.	1.16	0.97	1.23	Below Target
Fossil Safety Performance - Occupational Safety and Health Administration (OSHA) Incident Rate(1) measures the number of OSHA reportable incidents in 2010 per 100 employees in Fossil Operations.	1.1	0.83	1.16	Below Target
Corporate Support Financial(1)-Measures achieving and maintaining direct operating and maintenance costs within the established Company budget levels.	$319	$311	$296	Stretch
Operational Linkage — Measured by points awarded for attaining a specified level of performance for each component based on year-to-date performance. 2010 Measures include: Energy Delivery System Average Interruption Duration Index (SAIDI): average total duration of distribution outage minutes; Energy Delivery Transmission Outage Frequency (TOF): average number of transmission outages; Fossil Baseload Equivalent Forced Outage Rate (EFOR): the amount of generation that was not available versus the amount of time a generation unit was requested to be operating; Nuclear 2010 Annual Fleet Forced Loss Rate (FLR): unplanned energy losses; and Total Baseload Fleet Production: baseload generation. All measures are weighted equally.
	5	7.5	1.5	Below Target

Business Unit Operational	Target	Stretch	Actual Result	Result

Utility Reliability Index — Measured by points awarded for attaining a specified level of performance for each component based on year-to-date performance. The two measures are Energy Delivery System Average Interruption Duration Index (SAIDI) and Energy Delivery Transmission Outage Frequency (TOF). The measures are weighted equally.	4	8	0	Below Target
Generation Reliability Index - Measured by points awarded for attaining a specified level of performance for each component based on year-to-date performance. The three measures are (a) Fossil Baseload Equivalent Forced Outage Rate (EFOR); (b) Nuclear 2010 Annual Fleet Forced Loss Rate (FLR); (c) Total Baseload Fleet Production. The measures are weighted equally.	6	9	3	Below Target
FirstEnergy Utilities Operating Margin — Measured as revenues less operating expenses for FE Utilities.	$1,598.3M	$1,638.0M	$1,671.0M	Stretch
FirstEnergy Generation Operating Margin — Measured as revenues less operating expenses for FE Generation.	$1,366.7M	$1,391.7M	$1,212.0M	Below Target

(1)	In contrast to the other performance measures, the lower the result, the better the performance.

In 2010, Mr. Alexander’s award was $2,468,950. The remaining NEOs’ awards were as follows: Mr. Clark — $747,338; Mr. Leidich — $712,920; Ms. Vespoli — $609,368; Mr. Jones — $519,042; and Mr. Grigg — $196,896. Mr. Grigg’s award was prorated based on the amount of time he was employed during the performance period. Additional details regarding the 2010 performance measures are provided below.

Financial Measures

EPS was chosen as one of our two financial performance measures for 2010 because it impacts shareholder value and is designed to align executive compensation to shareholder interests. Financial performance is the most heavily weighted measure in determining STIP payouts for our NEOs as described in the chart earlier in this proxy statement. We use EPS as a measure because increases in EPS indicate growth of the business and a corresponding increase in the value of our shareholders’ investment. Additionally, EPS is commonly used by financial analysts and investors as a measure of general financial and operational health. Net Debt Balance Level was chosen as the other financial performance measure for 2010, placing a focus on reducing the debt levels on our balance sheet which helps us maintain our investment grade ratings as defined by various rating agencies.

Safety and Business Unit Operational Measures

Safety is measured by either the Occupational Safety and Health Administration (later referred to as OSHA) incident rate or the Nuclear Safety Culture Performance Index (defined below) and is a performance measure for all of our employees. Safety is a core value and is tied to our short- and long-term incentive programs because of its importance and potential to impact our employees and other stakeholders. The OSHA metric tracks the number of OSHA reportable incidents in 2010 per 100 employees. OSHA performance at target levels is between top-decile and top-quartile performance based on the EEI 2008 Health & Safety Survey of all EEI companies. In the event of a fatality within the business unit of an NEO, no safety award will be paid to the NEO or CEO for the applicable year regardless of the OSHA incident rate. Nuclear Safety Culture is a systematic approach to measure safety culture through annual evaluations of principles that support safety culture at each of our nuclear sites. The 2010 measures are based on eight safety culture principles and align with industry standards.

The Corporate Support goal relates to achieving and maintaining direct operating and maintenance costs within the established Company budget levels.

The Operational Linkage Index is based on the five operating metrics referred to in the table above. Each component is weighted equally. Operational performance measures include average total duration of distribution outage minutes (System Average Interruption Duration Index — SAIDI), average number of transmission outages (Transmission Outage Frequency — TOF), the amount of generation that was not available versus the amount of time a generation unit was requested to be operating (Equivalent Forced Outage Rate - EFOR), unplanned energy losses (Forced Loss Rate — FLR), and baseload generation, all of which are intended to align executive and customer interests by improving service and reliability.

To continue to meet reliability and generation standards, we have created two additional indices: the T&D Reliability Index and the Generation Reliability Index. The T&D Reliability Index includes SAIDI and TOF. The Generation Reliability Index includes EFOR, FLR and baseload generation.

FirstEnergy Generation and FirstEnergy Utilities Operating Margins are defined as revenues less operating expenses.

Long-Term Incentive Program

The LTIP is an equity-based program designed to reward executives for the achievement of Company goals that are linked to shareholder value. During the first quarter of each year, the Committee reviews, and recommends to the Board, long-term incentive target opportunities for executives as appropriate and warranted by competitive market practice considerations. Target opportunities are expressed as a percentage of base salary and are determined by competitive data, which accounts for the differences among the NEOs and from prior years. In 2010, we provided long-term incentive opportunities through a combination of performance shares and performance-adjusted RSUs which vest over a three-year period. The three-year performance period encourages retention because awards are prorated or forfeited if an executive leaves prior to the end of the performance period, as shown in the 2010 Post-Termination Compensation and Benefits table later in this proxy statement. In 2010, only Mr. Clark was provided an increase in his long-term incentive target opportunity from 177% to 186% as a result of his promotion in 2009 to Executive Vice President and CFO.

In 2011, utilizing the competitive data for the new peer group, LTIP target incentive opportunity increases for certain NEOs were provided as follows: Mr. Alexander — from 375 percent to 400 percent; Ms. Vespoli — from 177 percent to 186 percent; and an increase for Mr. Jones from 177 percent to 178 percent to allow for an equal distribution of performance shares and RSUs. In light of his pending retirement, no adjustment was made to the LTIP target for Mr. Leidich.

The 2011 STIP and LTIP target opportunities shown as a whole percentage of base salary for our NEOs are as follows:

		LTIP Target
		Performance	Performance-Adjusted
	STIP Target	Shares	Restricted Stock Units

Anthony J. Alexander	125%	200%	200%
Mark T. Clark	85%	93%	93%
Gary R. Leidich	80%	121%	120%
Leila L. Vespoli	75%	93%	93%
Charles E. Jones Jr.	65%	89%	89%

The following chart converts the STIP and LTIP percentages shown above to a dollar value for each NEO in 2011.

			LTIP Target
			Performance	Performance-Adjusted
	Base Salary	STIP Target	Shares	Restricted Stock Units

Anthony J. Alexander	$1,340,000	$1,675,000	$2,680,000	$2,680,000
Mark T. Clark	$685,000	$582,250	$637,050	$637,050
Gary R. Leidich	$650,000	$520,000	$786,500	$780,000
Leila L. Vespoli	$560,000	$420,000	$520,800	$520,800
Charles E. Jones Jr.	$540,000	$351,000	$480,600	$480,600

Performance Shares

Our performance share program provides the NEOs and our other executives with the opportunity to receive awards based on our TSR over a three-year period relative to the TSRs of the companies in the EEI Index. There are approximately 60 companies in the EEI Index. The EEI Index represents a larger group of companies than the peer group we use for benchmarking total compensation, allowing us to compare our performance to the performance of the broader industry. TSR is the total return of one share of common stock to an investor (capital gains plus dividends) and assumes that an investment is made at the beginning of the three-year period and all dividends are reinvested throughout the entire three-year period. The Committee believes it is important to emphasize not only our internal performance measures but also our performance relative to our industry peers. TSR is used to encourage the NEOs to develop and implement business strategies that will allow our TSR to outperform that of the broader industry over time and to reward executives when TSR goals are achieved.

Performance shares are granted annually and performance is tracked over the three-year performance period. Dividend equivalent units accrue on performance shares based on the dividend rate paid to shareholders and the average high and low prices of our common stock on the date a dividend is paid to shareholders, and are converted to additional units at the end of each quarter during the performance period. In accordance with the performance share agreements, dividend equivalent units are subject to the same restrictions as the original performance shares granted.

Based on analysis of the peer group competitive data provided by the consultant, the Committee approved each eligible executive to receive an initial grant of performance shares, based on the LTIP target opportunities expressed as a percentage of base salary as of March 8, 2010, disclosed in the table in the Elements of Compensation section earlier in this proxy statement. The shares were granted using the average of the high and low prices of our shares of common stock for the month of December 2009, ($46.12). These performance shares were granted to each executive with the right to receive, at the end of the three-year performance period, a payout based on our performance over the performance period. Performance share grants for the 2010-2012 performance period were issued as follows: Mr. Alexander — 54,623 shares; Mr. Clark — 13,107 shares; Mr. Leidich — 17,053 shares; Ms. Vespoli — 10,228 shares; Mr. Jones— 10,131; and Mr. Grigg — 14,473 shares. These shares will vest on December 31, 2012.

Performance shares typically pay out in cash at the end of the performance cycle based on the average high and low prices of our shares of common stock for the month of December in the last year of the performance cycle. The performance share payout amount is based on our ranking among the EEI Index companies. Our ranking is determined by comparing the average of the high and low prices per share of our common stock during the month of January of the first year of the performance cycle and the average of the high and low prices per share of our common stock during the month of December of the third and final year of the performance cycle, accounting for the reinvestment of all dividends in the three-year period, to an equivalent calculation for the other companies in the EEI Index. If our performance ranks us below the 40th percentile of these companies, no award is paid. If our performance ranks us at or above the 86th percentile — an indication that we outperformed a vast majority of the companies in the broader industry group over the three-year period — awards are paid at the maximum of 150 percent of the sum of the initial grant and all dividends accrued during the performance period. Awards are interpolated for performance between these two percentiles on a straight-line basis. For the three-year performance period that commenced in January 2008 and ended in December 2010, we ranked below the 40th percentile in the EEI Index resulting in no performance share payouts.

In 2009, we modified the performance share program to provide awards paid at the maximum of 200 percent of the sum of the initial grant and all dividends accrued during the performance period if our performance ranks us at or above the 90th percentile. In 2011, we further modified the performance share program to 1) reduce the minimum payout of 50 percent to 25 percent if our performance ranks us at or above the 25th percentile of the peer group and 2) provide an additional opportunity to achieve a payout in the event our performance falls below the 25th percentile. If the Company’s three-year EPS actual performance result meets or exceeds the average of the three-year target level set for EPS, participants would receive the minimum payout of 25 percent. This additional opportunity provides executives the ability to achieve a minimal payout in the event strategic business decisions or uncontrollable market conditions hinder stock price performance relative to the peer companies in the EEI Index.

Performance-Adjusted Restricted Stock Units

Performance-adjusted RSUs are granted annually to all eligible executives, including our NEOs. Performance-adjusted RSUs are designed to focus participants on key financial and operational measures that drive our success, to foster management ownership, and to aid retention. The performance measures are EPS, Safety, and the Operational Linkage Index. While the measures are the same as used for the STIP, for performance-adjusted RSUs these measures are tracked over a three-year period thereby focusing on sustainability. These measures are considered by the Committee to be fundamental to our long-term success and financial health, and for that reason, are tied to both the STIP and the LTIP. These key metrics are independent and equally weighted.

Dividend equivalent units accrue on performance-adjusted RSUs based on the dividend rate paid to shareholders and the average high and low prices of our common stock on the date a dividend is paid to shareholders and are converted to additional units at the end of each quarter during the restricted period. In accordance with the performance-adjusted RSU agreements, dividend equivalent units are subject to the same restrictions as the underlying performance-adjusted RSUs.

The actual number of shares issued at payout ranges from a minimum of 75 percent to a maximum of 125 percent for the 2008-2010 cycle and a minimum of 50 percent to a maximum of 150 percent of the units granted for the 2009-2011 and 2010-2012 cycles plus dividends based on our performance against the above-referenced performance measures over the performance cycle. If the average of the actual performance meets or exceeds the average of target performance on all three measures for the performance period, the payout will be adjusted upward to 125 or 150 percent, depending on the cycle. If the average of the actual performance does not meet the average of target performance on all three measures for the performance period, the payout will be adjusted downward by 25 or 50 percent, depending on the cycle. If the average of the actual performance meets or exceeds the average of target performance on some but not all three measures for the performance period, the payout will be paid at 100 percent. The minimum payout level serves as a retention tool and provides another means of achieving compensation for our executives at or near median competitive levels.

Based on an analysis of competitive data provided by the consultant, the Committee approved each eligible executive to receive an initial grant of performance-adjusted RSUs for the 2010-2012 performance period, based on the LTIP target opportunities expressed as a percentage of base salary as of March 8, 2010, and calculated using the average high and low stock prices of our common stock on March 8, 2010 ($39.52). These performance-adjusted RSUs were granted to each executive with the right to receive, at the end of the three-year performance period, shares of our common stock. In 2010, performance-adjusted RSU grants for the 2010-2012 performance period were as follows: Mr. Alexander — 63,406 units; Mr. Clark- 15,297 units; Mr. Leidich — 19,737 units; Ms. Vespoli — 11,802 units; Mr. Jones — 11,691 units; and Mr. Grigg — 16,701 units. The units vest on March 8, 2013, and may be performance-adjusted as described above.

The target and actual results for the 2008-2010 performance-adjusted RSU cycle were:

	2008		2009		2010			Average
	Target	Result	Target	Result	Target	Result		Target	Result	Result

Earnings Per Share	$4.28	$4.41	$3.76	$3.77	$3.65	$3.77	(1)	$3.90	$3.98	Above Target
Safety(2)	1.15	0.97	1.10	0.87	1.05	0.92		1.10	0.92	Above Target
Operational Performance Index	6.00	7.83	5.00	5.11	5.00	1.50		5.33	4.81	Below Target

(1)	Results reflect Board of Director authorized normalizations and adjustments.

(2)	In contrast to the other performance measures, the lower the result, the better the performance.

For the three-year cycle, the Company achieved above target-level performance on EPS and safety, and below target-level performance on the Operational Linkage Index. Since the average of the actual performance met or exceeded the average target performance on some but not all three measures, the initial grants made in 2008 plus all dividend equivalent units accrued were paid at 100 percent. In March 2011, the performance-adjusted RSUs granted in 2008 were paid in shares of our common stock as follows: Mr. Alexander — 49,898 shares; Mr. Clark — 9,305 shares; Mr. Leidich — 15,560 shares; Ms. Vespoli — 9,305 shares; Mr. Jones — 7,813 shares; and Mr. Grigg — 9,144 shares.

Timing and Pricing of LTIP Grants

The issuance of grants of performance shares and performance-adjusted RSUs is approved at the regularly scheduled February Committee and Board meetings after target levels are evaluated and determined considering the competitive market data and prior-year Company performance. Performance shares have a January 1 grant date. The grant date for performance-adjusted RSUs is the actual grant date on or about March 1. We average high and low stock prices over a full month in computing grants and awards of performance shares in an attempt to minimize stock price volatility that might otherwise distort grant or payout amounts if we looked only at a single computation date, such as, for example, the grant date or the last or first trading day of a relevant year or month. We use the average of the high and low prices of our common stock as of the date of grant for awarding the performance-adjusted RSUs. Any equity grants awarded in proximity to an earnings announcement or other market event are coincidental.

Other Equity Awards

The FirstEnergy Corp. 2007 Incentive Plan (later referred to as the Plan) allows for other grants of restricted stock for purposes of recruitment, retention, and special recognition. No grants of restricted stock were made to the NEOs in 2010.

On February 25, 2011, the Board approved the issuance of Restricted Stock and nonqualified stock options (later referred to as Stock Options) to the NEOs under the Plan as follows:

		Restricted Stock		Stock Options
NEO	Restricted Stock	Vest Date	Stock Options	Vest Date

Mr. Alexander	65,635 shares	12/31/2012	200,643 options	4/30/2013
Mr. Clark	32,818 shares	12/31/2012	100,322 options	12/31/2012
Mr. Leidich	13,127 shares	12/31/2011	—	—
Ms. Vespoli	26,254 shares	12/31/2012	120,386 options	12/31/2016
Mr. Jones	19,691 shares	12/31/2012	80,257 options	12/31/2015

The awards were granted to provide an incentive for these executives to remain with FirstEnergy and reward them for their exceptional service to FirstEnergy. Each grant was determined based upon factors specific to each executive’s contribution, position and responsibility within FirstEnergy. Accordingly, the form, amount and vesting schedule, as applicable, vary by individual grant.

The Restricted Stock shares were granted at $38.09 per share (average high and low stock price on grant date). Dividends accrue on Restricted Stock based on the dividend rate paid to shareholders and will be converted to additional shares at the end of each quarter during the restricted period. In accordance with the Restricted Stock agreements, dividends are subject to the same restrictions as the underlying Restricted Stock. Also, the Restricted Stock will immediately vest upon death, termination of employment due to Disability, involuntary termination in which the executive qualifies for and receives benefits under the FirstEnergy Executive Severance Benefits Plan, if offered, and a Change in Control. The Restricted Stock is subject to forfeiture upon any other termination of employment.

Each of the Stock Options were granted with an exercise price of $37.75 per share (closing stock price on grant date). The term of the Stock Options is 10 years from the grant date. The Stock Options will fully vest upon the vest date. The Stock Options may expire earlier due to certain types of termination of employment events prior to the vest date. The Stock Options will immediately vest upon the death or disability of the executive and will be pro-rated based on the number of full months that the executive was employed during the vesting period. Upon involuntary termination in which the executive qualifies for and receives benefits under the FirstEnergy Executive Severance Benefits Plan, if offered, the Stock Options will be pro-rated based on the number of full months that the executive was employed during the vesting period. The Stock Options whether vested or unvested are subject to immediate forfeiture upon Termination for Cause (as defined in the Plan). In the event of any other termination of employment prior to the vest date, the Stock Options are subject to immediate forfeiture. The Stock Options will immediately vest upon a Change in Control.

Retirement Benefits

We offer retirement benefits to all of our NEOs through our Qualified and Nonqualified Plans under the FirstEnergy Corp. Pension Plan and the Executive Deferred Compensation Plan (later referred to as EDCP), respectively. The Qualified Plan benefit is based on earnings, length of service, and age at retirement and is considered a defined benefit plan under the Internal Revenue Code of 1986, as amended, (later referred to as the Code). The Qualified Plan is subject to applicable federal and plan limits. The Nonqualified Plan has similarities to the Qualified Plan, but is designed to provide a comparable benefit to the executive without the restriction of federal and plan limits and as a method to provide a competitive retirement benefit.

Additionally, Mr. Alexander, Mr. Clark, Ms. Vespoli and Mr. Jones also participate in the FirstEnergy Supplemental Executive Retirement Plan (later referred to as the SERP). Historically, participation in the SERP was provided to certain key executives as part of the integrated compensation program intended to attract, motivate, and retain top executives who are in positions to make significant contributions to our operations and profitability for the benefit of our customers and shareholders. Participation in the SERP requires approval of the Committee, and no executives have been added to the program since 2001. Mr. Leidich and Mr. Grigg do not participate in the SERP. In lieu of the SERP, Mr. Leidich is entitled to an additional lump sum retirement benefit upon termination of employment for any reason. The benefit is payable based on the terms of the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. Centerior Energy Corporation merged with Ohio Edison in 1997 to create the Company. In 2010, Mr. Leidich agreed to waive his right to the tax gross-up on this benefit to conform this provision of his employment agreement to the publicly stated proxy voting guidelines of one of our institutional shareholders. Mr. Grigg was hired in 2004 and pursuant to the terms of his original employment agreement is not eligible to participate in the SERP. Retirement benefits are further discussed in the narrative section following the Pension Benefits table later in this proxy statement.

Executive Deferred Compensation Plan

Executives, including the NEOs, may also elect to defer a portion of their compensation into the EDCP. The EDCP offers executives the opportunity to accumulate assets, both cash and our common stock, on a tax-favored basis. The EDCP is part of our integrated executive compensation program to attract, retain, and motivate key executives who are in positions to make significant contributions to our operations and our profitability. Deferrals may be made to the EDCP cash account or stock account.

Above-market interest earnings on deferrals into the deferred compensation cash accounts of executives are provided as an incentive for executives to defer base salary and short-term incentive awards. In 2010, the interest rate was 9.49 percent and the interest rate in 2011 is 8.53 percent. The above-market earnings are provided as an attractive benefit that is cost-effective, highly valued, and intended to aid in the attraction and retention of executives. Previously, a 20 percent incentive match in our common stock on deferrals into the deferred compensation stock accounts was provided as an incentive for executives to defer short- and long-term incentive awards. In September 2010, the 20% incentive match was eliminated to align the EDCP more closely with the competitive market practice of our peer companies. The EDCP is discussed in more detail in the EDCP section.

Personal Benefits and Perquisites

In 2010, our NEOs were eligible to receive limited perquisites, including Company-paid financial planning and tax preparation services, limited personal use of the corporate aircraft, and modest holiday gifts as described in the Summary Compensation Table. We believe by providing expert financial planning, including tax preparation services to our NEOs and other executives, we reduce the time that executives spend on these activities while also assisting them in achieving the full benefit of the compensation we provide.

Pursuant to the direction of the Board, Mr. Alexander is required to use our corporate aircraft for all personal and business travel for security purposes. Other executives, including the other NEOs, may from time to time, with CEO approval, use our corporate aircraft for personal travel. We have a written policy that sets forth guidelines regarding the personal use of the corporate aircraft by executive officers and other employees.

The Committee believes these perquisites are reasonable, competitive, and consistent with our overall compensation philosophy.

Share Ownership Guidelines

We believe it is critical that the interests of executives and shareholders are clearly aligned. As such, the share ownership guidelines, defined as a multiple of salary, were increased in early 2009 to the following: Mr. Alexander: six times base salary and all other NEOs: four times base salary. Executives at the highest levels are required to own a greater number of shares of common stock than executives at lower levels. The salary multiple for each NEO was determined by the Committee consistent with competitive practice based on information provided by the consultant. For 2010, the following were included to determine ownership status:

•	Shares directly or jointly owned in certificate form or in a stock investment plan,

•	Shares owned through the Savings Plan,

•	Brokerage shares,

•	Shares held in the EDCP, and

•	Shares granted through the LTIP (performance shares and RSUs).

These share ownership guidelines are reviewed by the Committee for competitiveness on an annual basis and were last reviewed at the Committee’s February 2011 meeting. In 2009, the Committee determined performance shares should continue to be included for purposes of determining whether ownership levels have been met but prohibited the sale of any common stock until the executive has reached his/her required guideline excluding performance shares since they are paid in cash. Based on the consultant’s analysis of companies in our peer group in 2009, the Committee also eliminated the requirement to retain 50 percent of all shares granted after January 1, 2005, consistent with competitive practice. These changes were designed to continue to emphasize strong alignment to shareholder value for the NEOs as well as align with the competitive practices of our peers. Additionally, our Insider Trading Policy prohibits executive officers from hedging their economic exposure to our common stock that they own.

The Security Ownership of Management table earlier in this proxy statement shows the shares held by each NEO as of February 28, 2011. Each NEO attained the share ownership guidelines without including performance shares.

Although the Committee has established share ownership guidelines for executives, such equity ownership is not considered when establishing compensation levels. However, the Committee does review previously granted awards, both vested and unvested, that are still outstanding on a regular basis through the use of the tally sheets and the summary of accumulated wealth report described earlier.

Involuntary Separation

Consistent with competitive practice, in the event of an involuntary separation, Mr. Alexander’s severance benefit would be determined by the Committee and approved by the Board. Based on his employment agreement discussed in the narrative section following the Grants of Plan-Based Award table of this proxy statement, Mr. Leidich is not eligible for severance benefits provided under the FirstEnergy Executive Severance Benefits Plan (later referred to as the Severance Plan). Mr. Clark, Ms. Vespoli and Mr. Jones are covered in the event of an involuntary separation under the Severance Plan when business conditions require the closing of a facility, corporate restructuring, a reduction in workforce, or job elimination. Benefits under the Severance Plan are also offered if an executive rejects a job assignment that would result in a material reduction in current base pay; would require the executive to make a material relocation from his or her current residence for reasons related to the new job; or would result in a material change in the executive’s daily commute from the executive’s current residence to a new reporting location. Any reassignment which results in the distance from the executive’s current residence to his or her new reporting location being at least 50 miles farther than the distance from the executive’s current residence to his or her previous reporting location is considered material. The Severance Plan provides three weeks’ base pay for each full year of service with a minimum of 52 weeks. In 2011, we modified the Severance Plan to include a maximum benefit of 104 weeks of base pay. Additionally, executives who elect continuation of health care for the severance period will be provided this benefit at active employee rates and must also pay taxes on any amount in excess of what employees with the same level of service would receive under the FirstEnergy Employee Severance Benefits Plan.

Change In Control

Change in Control Special Severance Agreements (later referred to as Special Severance Agreements), are provided to ensure that certain executives are free from personal distractions in the context of a potential change in corporate control, when the Board needs the objective assessment and advice of these executives to determine whether a potential business combination is in our best interests and those of our shareholders. We have in place separate Special Severance Agreements with all NEOs, except Mr. Jones. In each case, the agreements provide for the payment of severance benefits if the individual’s employment with us or our subsidiaries is terminated under specified circumstances within two years after a change in control of the Company. Circumstances defining a change in control are explained in the Potential Post-Employment Payments section later in this proxy statement. Mr. Alexander is eligible for the specified severance benefits if he resigns, for any reason, during a limited window period following his completion of a retention period that commences with a change in control under the “modified” single trigger provision.

In September of each year, the Special Severance Agreements are typically reviewed by the consultant to ensure they are consistent with competitive practice and market trends. In light of the then pending consummation of the merger with Allegheny Energy, the review of the Special Severance Agreements was delayed until February 2011. Each executive consented in writing to delay the review. In February 2011, the Board affirmatively voted to not extend the Special Severance Agreements for an additional year for the NEOs with Special Severance Agreements. As a result, the Special Severance Agreements will expire on December 31, 2011. In connection with this determination, the Board approved the development of the FirstEnergy Corp. Change in Control Severance Plan (later referred to as the CIC Severance Plan). The provisions of the CIC Severance Plan are generally consistent with the terms of the existing Special Severance Agreements with the exception of the following modifications:

•	Eliminating the full and modified excise tax gross-up provisions provided under the Special Severance Agreements;

•	Eliminating the “modified” single trigger provided under the Special Severance Agreement for the CEO; and

•	Reducing the terms by which the Company will incur executives’ legal fees following a Change in Control.

Also, at that time, the Board designated the NEOs, including Mr. Jones, as participants in the CIC Severance Plan effective January 1, 2012.

A detailed representation of the termination benefits provided under a change in control scenario as of December 31, 2010, is provided in the Potential Post-Employment Payments table later in this proxy statement.

Impact of Regulatory Requirements on Compensation

The Committee is responsible for addressing pay issues associated with Code Section 162(m) which limits to $1 million, the tax deduction for certain compensation paid to the NEOs (other than the CFO). Through the Committee, we attempt to qualify executive compensation as tax deductible to the fullest extent feasible and where we believe it is in our best interest and the best interest of our shareholders. However, we do not permit this tax provision to distort the effective development and execution of our compensation program. Thus, the Committee is permitted to and will continue to exercise discretion in those instances where satisfaction of tax law requirements could compromise the interests of our shareholders. In addition, because of the uncertainties associated with the application and interpretation of Code Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Code Section 162(m) will in fact be deductible.

Risk Assessment of Compensation Programs

We conducted an assessment of the risks associated with our compensation policies, practices and programs for employees, paying particularly close attention to those programs that allow for variable payouts where an employee may potentially be able to influence payout factors in those programs. Based on this assessment, we concluded that the risks associated with our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

We designed our compensation programs to incentivize employees while supporting our “pay-for-performance” compensation philosophy which aligns our executives’ interests with the long-term interests of our shareholders without encouraging excessive risk taking. In this regard, our compensation structure contains various features intended to mitigate the taking of excessive risk. These features include, among others:

•	The mix of compensation among base salary, and short- and long-term incentive programs is not overly weighted toward short-term incentives, and thus, does not encourage excessive risk taking;

•	Our annual incentive compensation is based on multiple, diversified performance metrics, including financial, safety/operational, and business unit measures that are consistent with our long-term goals;

•	Our long-term incentive compensation consists of performance shares and performance-adjusted restricted stock units which include components that are paid based on results over a multi-year period and vest over a three-year period, thus emphasizing the achievement of performance over time;

•	The Compensation Committee of the Board oversees our compensation policies and practices and is responsible for reviewing, approving and/or recommending approval by the Board, where necessary,

for executive compensation, annual incentive compensation plans applicable to senior management employees and other compensation plans, as appropriate; and

•	Our executives are required to own a specified level of shares in order to comply with share ownership guidelines, encouraging a long-term focus on enhancing shareholder value.

Additionally, in 2011, the Chief Risk Officer participated in the discussion with senior management regarding the establishment of goals and their weightings and measurements for our short- and long-term incentive compensation programs. The Chief Risk Officer confirmed to the Compensation Committee that:

•	Proposed goals would not create inappropriate incentives or inadvertently encourage willingness to embrace risk exposures other than those we encounter in the normal course of our business;

•	By avoiding individually-based goals or goals applicable only to a small group of employees, the risk of encouraging inappropriate behavior is greatly mitigated; and

•	There are adequate controls in place so that the beneficiary of any incentive payout cannot unilaterally control the measurement methodology.

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended December 31, 2010, December 31, 2009, and December 31, 2008.

							Change in
							Pension Value
							and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation
Name and Principal Position	Year	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)(7)	($)(8)	Total ($)

Anthony J. Alexander	2010	$1,328,404	$0	$4,890,717	$0	$2,468,950	$2,883,006	$56,580	$11,627,657
President and Chief Executive	2009	$1,159,615	$0	$4,555,568	$0	$1,206,000	$5,459,829	$60,079	$12,441,092
Officer	2008	$1,329,423	$0	$7,081,593	$0	$2,305,403	$4,112,255	$122,780	$14,951,454
Mark T. Clark	2010	$650,000	$0	$1,176,968	$0	$747,338	$988,592	$16,082	$3,578,980
Executive Vice President and	2009	$533,231	$24,462	$850,629	$0	$455,000	$1,892,665	$15,300	$3,771,287
Chief Financial Officer	2008	$524,231	$0	$1,155,710	$0	$610,794	$1,305,807	$3,080	$3,599,622
Gary R. Leidich	2010	$650,000	$0	$1,524,483	$0	$712,920	$1,514,811	$25,066	$4,427,280
Executive Vice President of	2009	$620,000	$30,000	$1,541,683	$0	$468,000	$2,159,161	$25,681	$4,844,524
FirstEnergy Corp. and	2008	$630,769	$0	$3,501,176	$0	$796,068	$1,416,906	$25,400	$6,370,319
President, FirstEnergy Generation
Leila L. Vespoli	2010	$530,000	$0	$912,827	$0	$609,368	$797,386	$33,921	$2,883,502
Executive Vice President and	2009	$505,538	$24,462	$850,629	$0	$371,000	$1,331,315	$24,226	$3,107,170
General Counsel	2008	$524,231	$500,000	$1,226,076	$0	$610,794	$539,684	$35,506	$3,436,291
Charles E. Jones Jr.(1)	2010	$508,077	$0	$904,255	$0	$519,042	$634,952	$13,638	$1,945,013
Senior Vice President of FirstEnergy Corp. and
President, FirstEnergy Utilities
Richard R. Grigg (Retired)(1)	2010	$210,577	$0	$1,236,015	$0	$196,896	$2,259,619	$3,525	$3,906,632
Executive Vice President of	2009	$715,385	$34,615	$1,203,651	$0	$472,500	$470,928	$21,035	$2,918,114
FirstEnergy Corp. and	2008	$759,615	$0	$2,802,580	$0	$799,801	$278,239	$62,787	$4,703,022
President, FirstEnergy Utilities

(1)	Mr. Charles E. Jones Jr., formerly Senior Vice President, Energy Delivery and Customer Service was named Senior Vice President and president, FirstEnergy Utilities on April 1, 2010 succeeding Mr. Richard R. Grigg who retired on April 1, 2010.

(2)	The amounts set forth in this column include base salary reductions taken in 2009 and fully restored base salary in 2010.

(3)	The amounts set forth in this column include the lump sum base salary restoration of the base salary reductions provided in January 2010.

(4)	The amounts set forth in the Stock Awards column represent grants provided annually under the LTIP at the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 “Stock Compensation” and based on target performance. The assumptions used in determining values for the 2010 fiscal year are reflected in Footnote 4 to the Combined Notes to the Financial Statements of the Company’s Annual Report on Form 10-K filed with the SEC on February 16, 2011. The grant date fair value at maximum for each of the NEOs is as follows: Alexander: $8,469,627; Clark: $2,037,460; Leidich: $2,640,626; Vespoli: $1,581,480; Jones: $1,566,629; and Grigg: $2,142,018. These awards are not payable to the executive until the vesting date or other qualifying event shown in the 2010 Post-Termination Compensation and Benefits table described later in this proxy statement.

(5)	Stock option awards were not issued in 2005-2010.

(6)	The amounts set forth in the Non-Equity Incentive Plan Compensation column were earned under the STIP in the year presented and paid in the first quarter of the following year.

(7)	The amounts set forth in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflect the aggregate increase in actuarial value to the executive officer of all defined benefit and actuarial plans (including supplemental plans) accrued during the year and above-market earnings on nonqualified deferred compensation. The change in values for the pension plans are as follows: Alexander: $2,739,606; Clark: $915,499; Leidich: $1,437,519; Vespoli: $716,104; Jones: $625,149; and Grigg: $2,259,619. The formula used to determine the above market earnings equals (2010 total interest x {difference in the 1999 Applicable Federal Rate for long-term rates (AFR) and the plan rate} divided by the plan rate). The above market earnings on nonqualified deferred compensation are as follows: Alexander: $143,400; Clark: $73,093; Leidich: $77,292; Vespoli: $81,282; Jones: $9,803; and Grigg: $0.

(8)	The amounts set forth in the All Other Compensation column include compensation not required to be included in any other column. This includes matching Company common stock contributions under the Savings Plan: Alexander, Clark, Leidich, Vespoli, and Jones: $12,495.

In addition, certain executives are eligible to receive limited perquisites. In 2010, the NEOs were provided: (1) financial planning and tax preparation services for Alexander, Leidich and Vespoli; (2) holiday gifts for Clark, Leidich, Vespoli, and Jones; (3) charitable matching contributions for Leidich, Vespoli, and Jones (4) premiums for the group personal excess liability insurance policy for all NEOs; and (7) personal use of the corporate aircraft for Alexander, Clark and Vespoli. Of the All Other Compensation column amounts, $32,650 is included for Mr. Alexander, $2,944 for Mr. Clark and $11,195 for Ms. Vespoli related to their personal use of the corporate aircraft. For security reasons, the Board requires Mr. Alexander to use the corporate aircraft for all travel. The value of the corporate aircraft is calculated based on the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather-monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilots’ salaries, the amortized costs of the Company aircraft, and the cost of maintenance not related to trips are excluded. Executive officers’ spouses and immediate family members may accompany executives on Company aircraft using unoccupied space on flights that were already scheduled, and we incur no aggregate incremental cost in connection with such use. Unless otherwise quantified in footnote 8, the amount attributable to each perquisite or benefit for each NEO does not exceed the greater of $25,000 or 10% of the total amount of perquisites received by each NEO.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2010

The following table summarizes the stock awards granted to our NEOs during 2010 as well as threshold, target, and maximum amounts payable under the STIP. We did not grant stock option awards to our NEOs in 2010.

									All Other
									Stock	Grant
			Estimated Future Payouts Under						Awards:	Date Fair
			Non-Equity Incentive Plan			Estimated Future Payouts Under			Number of	Value of
			Awards(1)			Equity Incentive Plan Awards(2)			Shares of	Stock and
	Grant/Payout	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or	Option
Name	Type	Date	($)	($)	($)	(#)	(#)	(#)	Units (#)	Awards(2)

Anthony J. Alexander	Short-Term Incentive Program		$0	$1,340,000	$2,546,000
	Perf-Adj RSUs	3/8/2010				33,194	66,387	99,581		$2,623,614
	Performance Shares	3/31/2010				28,999	57,997	115,994		$2,267,103

Mark T. Clark	Short-Term Incentive Program		$0	$455,000	$841,750
	Perf-Adj RSUs	3/8/2010				8,008	16,016	24,024		$632,952
	Performance Shares	3/31/2010				6,959	13,917	27,834		$544,016

Gary R. Leidich	Short-Term Incentive Program		$0	$520,000	$962,000
	Perf-Adj RSUs	3/8/2010				10,333	20,665	30,998		$816,681
	Performance Shares	3/31/2010				9,054	18,107	36,214		$707,803

Leila L. Vespoli	Short-Term Incentive Program		$0	$371,000	$686,350
	Perf-Adj RSUs	3/8/2010				6,179	12,357	18,536		$488,349
	Performance Shares	3/31/2010				5,430	10,859	21,718		$424,478

Charles E. Jones Jr.	Short-Term Incentive Program		$0	$341,250	$631,314
	Perf-Adj RSUs	3/8/2010				6,121	12,241	18,362		$483,764
	Performance Shares	3/31/2010				5,379	10,757	21,514		$420,491

Richard R. Grigg(3)	Short-Term Incentive Program		$0	$525,000	$971,250
	Perf-Adj RSUs	3/8/2010				8,351	16,701	25,052		$660,024
	Performance Shares	3/31/2010				7,368	14,735	29,470		$575,991

(1)	The amounts set forth in these columns reflect the threshold, target, and maximum payouts under the STIP based upon the achievement of key performance indicators described in the CD&A. The actual amounts earned under the STIP in 2010 by our NEOs were paid in March 2011 and are set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)	The amounts set forth in these columns reflect the threshold, target, and maximum payouts under the LTIP based upon the achievement of the performance measures described in the CD&A. The grant date fair market value was calculated in accordance with FASB ASC Topic 718 as follows: performance-adjusted RSUs- $39.52 and performance shares-$39.09.

(3)	Mr. Grigg forfeited a portion of future payouts under the STIP and LTIP as result of his retirement as shown in the 2010 Post-Termination Compensation and Benefits table later in this proxy statement.

Employment Agreements

We enter into employment agreements with our executives in special circumstances, primarily for recruiting and retention purposes. In March 2008, we entered into an employment agreement with Mr. Leidich and extended Mr. Grigg’s existing employment agreement to ensure their continued employment in order to successfully transfer their extensive knowledge to others within our organization. The agreements were to be in effect until June 30, 2010, unless terminated earlier by us or the executive for any reason upon written notice given 60 days in advance, or mutually extended in writing. On January 29, 2010, Mr. Grigg notified us of his decision to retire. Accordingly, his employment agreement, dated February 26, 2008, was amended by mutual agreement to expire effective March 31, 2010 in accordance with its early termination provision. Additionally, on January 29, 2010, the employment agreement between us and Mr. Leidich was amended by mutual agreement to extend for an additional year through June 30, 2011. The employment agreement was further amended by mutual agreement on February 25, 2011, to extend until December 31, 2011. All other terms of the agreements remained the same.

The agreements for both Mr. Grigg and Mr. Leidich set forth the amounts of base salary, short- and long-term incentive opportunity for each of them. Each was also granted performance-adjusted RSUs, 18,451 units for Mr. Leidich and 15,612 units for Mr. Grigg, that vested in full on June 30, 2010. The amount of common stock Mr. Leidich and Mr. Grigg received upon vesting was increased by 25 percent based on the achievement of corporate performance criteria that mirrored the criteria and target levels for 2008 and 2009 performance associated with the performance-adjusted RSUs. The number of performance-adjusted RSUs granted under the employment agreements and vested in 2010 is shown in the Option Exercises and Stock

Vested table later in this proxy statement. Mr. Grigg was treated as if he had 10 years of service credit for purposes of calculating his supplemental pension benefit upon his retirement effective on April 1, 2010. Neither Mr. Grigg nor Mr. Leidich are participants in the SERP. In lieu of the SERP, Mr. Leidich is entitled to an additional lump sum retirement benefit upon his termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. Centerior Energy Corporation merged with Ohio Edison Company in 1997 to create the Company. The terms of the agreements eliminated Mr. Grigg and Mr. Leidich as eligible for benefits under the Severance Plan under any circumstances. No other NEOs have employment agreements.

Performance Shares

Performance shares are described in the CD&A earlier in this proxy statement. Awards are generally paid in cash. However, performance shares can be paid in the form of cash or common stock, at the discretion of the Committee. If the performance factors described in the CD&A are met, the grants will payout between February 15 and March 15 in the year following the third and final year of the performance period.

On December 31, 2010, the performance period ended for the performance shares granted in 2008. As previously stated, threshold performance was not achieved on this cycle of performance shares and, therefore, no payouts were made for this grant. The performance period will end for performance shares granted in 2009, 2010, and 2011 on December 31, 2011, December 31, 2012, and December 31, 2013, respectively. Performance shares are treated as a liability for accounting purposes and are valued in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the grant date. The 2010-2012 grant date fair value was $39.09.

Performance-Adjusted Restricted Stock Units (RSUs)

Performance-adjusted RSUs are described in the CD&A earlier in this proxy statement. Performance-adjusted RSUs are paid in the form of common stock. The amount of common stock the executive receives upon vesting may be increased or decreased depending on the actual results of the performance factors described in the CD&A.

On March 3, 2011, the period of restriction ended for the performance-adjusted RSUs granted in 2008. The period of restriction for performance-adjusted RSUs granted in 2009, 2010, and 2011 will end on March 2, 2012, March 8, 2013, and March X, 2014, respectively, although performance is measured through December 31 of each year. Performance-adjusted RSUs are treated as a fixed cost for accounting purposes and are valued in accordance with FASB ASC Topic 718 based on the average high and low prices of our common stock on the date of the grant. The fair market value share price was $39.52 for performance-adjusted RSU grants awarded on March 8, 2010.

Restricted Stock

The Plan also allows for grants of restricted stock which are used solely for the purposes of recruitment, retention, and special recognition purposes. Award sizes, grant dates, and vesting periods vary to allow flexibility. No such restricted stock grants were made to the NEOs in 2010.

OUTSTANDING EQUITY AWARDS
AT FISCAL YEAR-END 2010

The following table summarizes the outstanding equity award holdings of our NEOs as of December 31, 2010.

	Option Awards			Stock Awards
									Equity
							Equity		Incentive
							Incentive		Plan Awards:
							Plan Awards:		Market or
							Number of		Payout Value
	Number of			Number of		Market Value	Unearned		of Unearned
	Securities			Shares or		of Shares or	Shares,		Shares,
	Underlying			Units of		Units of	Units, or		Units, or
	Unexercised	Option		Stock That		Stock That	Other Rights		Other Rights
	Options	Exercise	Option	Have Not		Have Not	That Have		That Have
	(#)	Price	Expiration	Vested	Grant	Vested	Not Vested		Not Vested
Name	Exercisable	($)	Date	(#)(1)	Type(2)	($)(3)	(#)(1)(4)	Grant Type(5)	($)(3)

Anthony J. Alexander	257,100	$38.76	3/1/2014	119,908	Restricted Stock	$4,438,994	60,029	2008 Perf-Adj RSU	$2,222,264
							97,508	2009 Perf-Adj RSU	$3,609,728
							99,581	2010 Perf-Adj RSU	$3,686,470
							27,787	2009-2011 Performance Shares	$1,028,656
							28,999	2010-2012 Performance Shares	$1,073,524
							13,269	2008 20% Incentive Match	$491,218
Mark T. Clark							11,465	2008 Perf-Adj RSU	$424,434
							18,227	2009 Perf-Adj RSU	$674,745
							24,026	2010 Perf-Adj RSU	$889,424
							5,182	2009-2011 Performance Shares	$191,838
							6,959	2010-2012 Performance Shares	$257,604
Gary R. Leidich							19,173	2008 Perf-Adj RSU	$709,766
							30,408	2009 Perf-Adj RSU	$1,125,704
							30,998	2010 Perf-Adj RSU	$1,147,527
							8,660	2009-2011 Performance Shares	$320,593
							9,054	2010-2012 Performance Shares	$335,161
							2,495	2008 20% Incentive Match	$92,365
							2,624	2009 20% Incentive Match	$97,140
Leila L. Vespoli				31,592	Restricted Stock	$1,169,536	11,465	2008 Perf-Adj RSU	$424,434
							18,227	2009 Perf-Adj RSU	$674,745
							18,536	2010 Perf-Adj RSU	$686,184
							5,182	2009-2011 Performance Shares	$191,838
							5,430	2010-2012 Performance Shares	$201,019
							1,057	2008 20% Incentive Match	$39,130
Charles E. Jones Jr.				31,593	Restricted Stock	$1,169,573	9,626	2008 Perf-Adj RSU	$356,364
							15,302	2009 Perf-Adj RSU	$566,462
							18,362	2010 Perf-Adj RSU	$679,743
							4,351	2009-2011 Performance Shares	$161,074
							5,379	2010-2012 Performance Shares	$199,112
Richard R. Grigg	54,759	$39.46	8/20/2014				11,268	2008 Perf-Adj RSU	$417,123
							9,314	2009 Perf-Adj RSU	$344,786
							—	2010 Perf-Adj RSU	$0
							3,056	2009-2011 Performance Shares	$113,133
							641	2010-2012 Performance Shares	$23,711

(1)	The number of shares or units set forth in this column includes all dividends or dividend equivalent units earned through December 31, 2010.

(2)	The awards set forth in this column are described in the CD&A and Grants of Plan-Based Awards narrative section of this proxy statement. Vesting dates for restricted stock are as follows: Alexander (April 30, 2013);Vespoli and Jones (March 1, 2015).

(3)	The values set forth in this column are determined by multiplying the number of shares or units by our common stock closing price on December 31, 2010 — $37.02

(4)	The number of shares or units set forth in this column is based on maximum performance at 125% for 2008 and 150% for 2009 and 2010 performance-adjusted RSUs; and threshold performance at 50% for 2009-2011 and 2010-2012 performance shares. Performance adjustments do not apply to the 20% incentive match.

(5)	The awards set forth in this column are described in the CD&A and Grants of Plan-Based Awards narrative section of this proxy statement. The vesting dates are as follows: 2008 performance-adjusted RSU (March 3, 2011); 2009 performance-adjusted RSU (March 2, 2012); 2010 performance-adjusted RSU (March 8, 2013); 2009-2011 performance shares (December 31, 2011); 2010-2012 performance shares (December 31, 2012); 2008 20% incentive match (March 1, 2011); and 2009 20% incentive match (March 1, 2012).

OPTION EXERCISES AND STOCK VESTED IN 2010

The following table summarizes the options exercised and vesting of stock awards held by our NEOs during 2010.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on Exercise	Value Realized on	Acquired on	Award	Value Realized on
Name	(#)	Exercise ($)	Vesting(1) (#)	Type(2)	Vesting (3) ($)

Anthony J. Alexander			55,436	2007 Perf-Adj RSU	$2,165,885
			3,627	2007 20% Incentive Match	$140,184
Mark T. Clark			10,396	2007 Perf-Adj RSU	$406,172
			60,353	Restricted Stock	$2,357,992
Gary R. Leidich			18,018	2007 Perf-Adj RSU	$703,963
			2,878	2007 20% Incentive Match	$111,235
			60,353	Restricted Stock	$2,357,992
			25,630	RSU	$902,945
Leila L. Vespoli			10,396	2007 Perf-Adj RSU	$406,172
			1,025	2007 20% Incentive Match	$39,616
			30,176	Restricted Stock	$1,178,976
Charles E. Jones Jr.			9,044	2007 Perf-Adj RSU	$353,349
			30,176	Restricted Stock	$1,178,976
Richard R. Grigg			19,958	2007 Perf-Adj RSU	$779,759
			21,687	RSU	$764,033

(1)	The amounts set forth in this column reflect the number of performance-adjusted RSUs and the 20% incentive match on funds deferred into the EDCP Stock Account in 2007, which vested in 2010. These amounts include dividend equivalent units earned through the vesting date.

(2)	The awards set forth in this column are described in the CD&A and the Grants of Plan-Based Awards narrative section of this proxy statement. The 2007 performance-adjusted RSUs and restricted stock granted March 1, 2005 for Mr. Clark, Mr. Leidich, Ms. Vespoli and Mr. Jones vested March 1, 2010. The 2007 20% incentive match vested on February 26, 2010. RSU grants provided to Mr. Leidich and Mr. Grigg under their employment agreements vested June 30, 2010. Mr. Grigg’s payment was held until October 1, 2010 in accordance with Internal Revenue Code Section 409A.

(3)	The amounts set forth in this column reflect the closing stock price on the date of vesting multiplied by the number of shares and if applicable, adjusted for performance (125% for performance-adjusted RSUs): $38.65 on February 26, 2010, $39.07 on March 1, 2010, $35.23 on June 30, 2010.

POST-EMPLOYMENT COMPENSATION

PENSION BENEFITS AS OF DECEMBER 31, 2010

The following table provides information regarding the pension benefits of our NEOs as of December 31, 2010.

		Number of
		Years of	Present Value of	Payments During
		Credited	Accumulated Benefit	Last Fiscal
Name	Plan Name	Service (#)	(1)($)	Year ($)

Anthony J. Alexander	Qualified Plan	38	$1,659,584	$0
	Nonqualified (Supplemental) Plan		$23,858,979	$0
	Supplemental Executive Retirement Plan		$234,295	$0

	Total		$25,752,858	$0

Mark T. Clark	Qualified Plan	34	$1,535,060	$0
	Nonqualified (Supplemental) Plan		$6,109,475	$0
	Supplemental Executive Retirement Plan		$249,555	$0

	Total		$7,894,090	$0

Gary R. Leidich	Qualified Plan(2)	32	$1,491,501	$0
	Nonqualified (Supplemental) Plan		$6,412,149	$0
	Negotiated Lump Sum(3)		$1,011,318	$0

	Total		$8,914,968	$0

Leila L. Vespoli	Qualified Plan	26	$848,052	$0
	Nonqualified (Supplemental) Plan		$3,026,751	$0
	Supplemental Executive Retirement Plan		$678,650	$0

	Total		$4,553,453	$0

Charles E. Jones Jr.	Qualified Plan	32	$1,151,373	$0
	Nonqualified (Supplemental) Plan		$3,165,349	$0
	Supplemental Executive Retirement Plan		$238,206	$0

	Total		$4,554,928	$0

Richard R. Grigg	Qualified Plan	6	$289,346	$16,348
	Nonqualified (Supplemental) Plan(4)		$3,305,031	$188,923

	Total		$3,594,377	$205,271

(1)	The amounts set forth in this column are determined as of December 31, 2010, using the following assumptions: December 31, 2010 discount rate of 5.5 percent, the RP-2000 Combined Healthy Life Mortality Table projected to 2011 by Scale AA, and retirement at the earliest unreduced retirement ages. The calculations for all pension benefits are based on current base salary and STIP targets and do not consider salary increases.

(2)	Mr. Leidich’s employment with Centerior Energy Corporation entitles him to receive a portion of his qualified pension benefit in a lump sum or annuity. This lump sum is unreduced at age 62, and the annuity is unreduced at age 60. The amount shown is the present value of the benefit payable as an annuity at age 60, which is the greater of the two potential benefit amounts.

(3)	In lieu of the SERP, Mr. Leidich is entitled to an additional lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms set forth in the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced amount.

(4)	Mr. Grigg was treated as if he had 10 years of service credit for purposes of calculating his supplemental pension benefit upon his retirement effective on April 1, 2010.

Pension Benefits

Qualified and Nonqualified Plans

We offer a qualified and nonqualified (supplemental) plan to provide retirement benefits to all of our NEOs. We pay the entire cost of these plans. Payments from the qualified plan provided under the FirstEnergy Corp. Pension Plan (later referred to as the Pension Plan) are maximized considering base salary earnings and the applicable federal and plan limits. The supplemental plan provided under the EDCP is designed to provide a comparable benefit to the executive without the restrictions of federal and plan limits as well as to provide a competitive retirement benefit. The pension benefit from the qualified and nonqualified plans provided to our NEOs is the greater benefit determined using the following two formulas:

1.	Career Earnings Benefit Formula: A fixed (2.125 percent) factor is applied to the executive’s total career earnings to determine the accrued (age 65) career earnings benefit. Career earnings generally include base salary, overtime pay, shift premiums, annual incentive awards, and other similar compensation.

2.	Adjusted Highest Average Monthly Base Earnings Benefit Formula: The benefit is equal to the sum of A and B where A is the highest average monthly base earnings (later referred to as HAMBE) times the sum of:

•	1.58 percent times the first 20 years of benefit service,

•	1.18 percent times the next 10 years of benefit service,

•	0.78 percent times the next 5 years of benefit service, and

•	1.10 percent times each year of benefit service in excess of 35 years.

and B is an amount equal to 0.32 percent times number of years of service (up to 35 years) times the difference between the HAMBE and the lesser of 150 percent of covered compensation or the Social Security Wage Base, and zero (0).

The HAMBE for the qualified plan are the highest 48 consecutive months of base earnings the executive had in the 120 months immediately preceding retirement or other termination of employment. Base earnings are the employee’s straight time rate of pay without overtime, deferred compensation, incentive compensation, other awards, or accrued unused vacation paid at termination. The HAMBE for the nonqualified plan are the same as the qualified plan described above except that incentive and deferred compensation are included, and the plan is not limited by restrictions of federal and plan limits. Covered compensation is the average (without indexing) Social Security Taxable Wage Base in effect for each calendar year during the 35-year period that ends when the executive reaches the Social Security normal retirement age.

Under the Pension Plan, normal retirement is at age 65, and the earliest retirement is at age 55 if the employee has at least 10 years of credited service. Mr. Grigg retired on April 1, 2010 at age 61. In connection with his employment agreement, he was treated as if he had 10 years of service credit for purposes of calculating his nonqualified pension benefit upon his retirement. Mr. Alexander, Mr. Clark, Mr. Leidich and Mr. Jones currently are eligible for a reduced pension benefit based on the Early Retirement Reduction Table below. Ms. Vespoli does not meet the age requirement. The earliest retirement age without reduction for the qualified plan is age 60 for Mr. Alexander, Mr. Clark, Ms. Vespoli and Mr. Jones and age 62 for Mr. Leidich based on the terms of his lump sum retirement benefit.

Early Retirement Reduction Table

If payment	The benefit is
begins at age...	multiplied by

60 and up	100%
59	88%
58	84%
57	80%
56	75%
55	70%

The accrued benefits vest upon the completion of five years of service. The benefits generally are payable in the case of a married executive in the form of a qualified spouse 50 percent joint and survivor annuity or in the case of an unmarried executive in the form of a single life annuity. There also is an option to receive the benefit as a joint and survivor annuity with or without a pop-up provision, as a period certain annuity, or in the case of Mr. Leidich a lump sum based on his employment with Centerior Energy as discussed in footnote 3 to the Pension Benefits table. A pop-up provision in an annuity provides a reduced monthly benefit, payable to the executive until death. Upon death, the executive’s named beneficiary will receive 25 percent, 50 percent, 75 percent, or 100 percent of the executive’s benefit based on the executive’s and the beneficiary’s ages and the percentage to be continued after the executive’s death. However, if the beneficiary predeceases the executive, the monthly payment “pops-up” to the payment which would have been payable as a single life annuity.

The NEOs, except Mr. Jones, also have Special Severance Agreements which would credit them with three additional years of age and service for the purpose of the nonqualified benefit calculations in the event of a change in control.

Supplemental Executive Retirement Plan

In addition to the qualified and nonqualified plans, certain NEOs are eligible to receive an additional nonqualified benefit from the SERP. At the end of 2010, only 9 active employees were eligible for a SERP benefit upon retirement, and no new participants have been provided eligibility since 2001. Any new participants must be approved by the Committee.

Mr. Alexander, Mr. Clark, Ms. Vespoli, and Mr. Jones are eligible to receive an additional nonqualified benefit from the SERP. Mr. Leidich is not a participant in the SERP. Mr. Leidich was rehired in 2002 and chose to retain, in lieu of the SERP, a lump sum retirement benefit upon termination of employment for any reason. The benefit is payable based on the terms set forth in the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The agreement provided Mr. Leidich an additional retirement benefit calculated as if his employment continued from January 1, 1996, through December 31, 2000, subsequent to a change in control of Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. The value is based on the lump sum value of the average monthly compensation Mr. Leidich would have received for the 60-month period above, payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit. As of December 31, 2010, the reduced benefit would be $1,011,318. Mr. Grigg was hired in 2004, and pursuant to the terms of his original employment agreement, was not eligible to participate in the SERP.

An executive participating in the SERP is eligible to receive a supplemental benefit after termination of employment due to retirement, death, disability, or involuntary separation. A supplemental benefit under the SERP will be determined in accordance with, and shall be non-forfeitable, upon the date the executive terminates employment under the conditions described in the following sections:

Retirement Benefit

An eligible executive who retires on or after age 55 and who has completed 10 years of service will be entitled to receive, commencing at retirement, a monthly supplemental retirement benefit under the SERP equal to (a) 65 percent of the average of the highest 12 consecutive full months of base salary earnings paid to the executive in the 120 consecutive full months prior to termination of employment, including any salary deferred into the EDCP or the Savings Plan, but excluding any incentive payments, or (b) 55 percent of the average of the highest 36 consecutive full months of base salary earnings and annual incentive awards paid to the executive in the 120 consecutive full months prior to termination of employment, including any salary deferred into the EDCP and Savings Plan, whichever is greater, multiplied by the number of months of service the executive has completed after having completed 10 years of service, up to a maximum of 60 months, divided by 60, less:

1.	The monthly primary Social Security benefit to which the executive may be entitled upon retirement (or the projected age 62 benefit if retirement occurs prior to age 62), irrespective of whether the executive actually receives such benefit at the time of retirement, and

2.	The monthly early, normal, or deferred retirement income benefit to which the executive may be entitled upon retirement under the Pension Plan, the monthly supplemental pension benefit under the EDCP and the monthly benefit, or actuarial equivalent, under the pension plans of previous employers, all calculated by an actuary selected by us, with the following assumptions based on the executive’s marital status at the time of such retirement:

•	In the case of a married executive in the form of a 50 percent joint and survivor annuity.

•	In the case of an unmarried executive, in the form of a single life annuity.

For an executive who retires prior to attaining age 65, the net dollar amount above shall be reduced further by one-fourth of 1 percent for each month the commencement of benefits under the SERP precedes the month the executive attains age 65.

Death Benefit

If the executive dies, 50 percent of the executive’s supplemental retirement benefit actuarially adjusted for the executive’s and spouse’s ages will be paid to the executive’s surviving spouse. Payment will begin the month following death and continue for the remainder of the surviving spouse’s life. For an executive who dies prior to attaining age 65, the benefit shall be reduced further by one-fourth of 1 percent for each month the commencement precedes the executive’s attainment of age 65, with a maximum reduction of 30 percent.

Disability Benefit

An executive terminating employment due to a disability may be entitled to receive, commencing at disability, a monthly supplemental retirement benefit under the SERP equal to 65 percent of (a) above or 55 percent of (b) above, whichever is greater, less disability benefits from:

•	Social Security,
•	Our Pension Plan,
•	Our Long-Term Disability Plan, and
•	Other Employers

The disability benefit continues until the executive attains age 65, retires, dies, or is no longer disabled, whichever occurs first. Upon retirement, benefits are calculated as described in the Retirement Benefit section above. In the event of death, benefits are calculated as described in the Death Benefit section above.

NONQUALIFIED DEFERRED COMPENSATION AS OF DECEMBER 31, 2010

The following table summarizes nonqualified deferred compensation earned, contributed by, or on behalf of our NEOs during 2010.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Balance at Last
	in Last FY	in Last FY	in Last FY	Distributions	FYE
Name	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)

Anthony J. Alexander	$132,845	$0	$(379,668)	$0	$9,363,414
Mark T. Clark	$130,000	$0	$193,205	$0	$2,673,853
Gary R. Leidich	$0	$0	$(234,873)	$0	$5,176,674
Leila L. Vespoli	$0	$0	$71,888	$0	$3,687,424
Charles E. Jones Jr.	$0	$0	$(24,625)	$0	$628,115

(1)	The amounts set forth in this column represent the deferral of 2010 base salary and STIP and LTIP payments, as follows: Alexander — $132,845 from base salary and Clark — $130,000 from base salary. The executive contributions from base salary are also included in the Salary column of the current year Summary Compensation Table.

(2)	There were no registrant contributions made in 2010.

(3)	The amounts set forth in this column include above-market earnings which have been reported in the Summary Compensation Table as follows: Alexander — $143,400; Clark — $73,093; Leidich — $77,292; Vespoli — $81,282; and Jones — $9,803. The compounded annual rate of return on cash accounts was 9.49%. The compounded annual rate of return on stock accounts was -15.4%, which includes dividends.

(4)	The amounts set forth in this column include amounts withdrawn/distributed from the executive’s deferred compensation account to the executive. There were no such withdrawals in 2010.

(5)	The amounts set forth in this column include amounts reported in the Summary Compensation Table in prior years.

Note: Mr. Grigg does not participate in the EDCP.

Nonqualified Deferred Compensation

The EDCP is a nonqualified defined contribution plan which provides for the voluntary deferral of compensation. Participants, including our NEOs may defer up to 50 percent of base salary, up to 100 percent of STIP awards, and up to 100 percent of the performance share portion of LTIP awards. Participation in the EDCP is limited to designated management employees.

Two investment options are available under the EDCP. Participants may direct deferrals of base salary and STIP awards to an annual cash retirement account, which accrues interest. The interest rate changes annually and is based upon the Moody’s Corporate Bond Index rate plus three percentage points. In 2010, the interest rate was 9.49 percent. Participants may direct deferrals of STIP awards and cash LTIP awards to an annual stock account. The stock accounts are tracked in stock units and accrue additional stock units based upon the payment of dividends. The stock accounts are valued at the fair market value of our common stock.

Until the plan year beginning January 1, 2011 we provided a 20 percent incentive match on contributions to the stock account, which was calculated by multiplying the value of the amount deferred by 20 percent and dividing the result by the average closing market price for the month of February of the applicable year. The participant’s contribution and additional dividend units are vested immediately; the 20 percent incentive match and additional dividend equivalent units thereon vest at the end of a three-year period and are subject to forfeiture prior to the conclusion of that vesting period.

The 20 percent incentive match provided in 2008 vested on March 1, 2011, and the match provided in 2009, 2010, and 2011 will vest on March 1, 2012, March 1, 2013, and March 1, 2014, respectively. At the end of the vesting period, the executive’s initial deferral and the vested 20 percent incentive match may be paid out in a lump sum or further deferred into the retirement stock account and paid at separation from service. No NEOs were provided the 20 percent incentive match on contributions of STIP awards and the performance share portion of the LTIP to the EDCP stock account in 2010.

Participants may elect to receive distributions from the cash retirement accounts in any combination of lump sum payment and/or monthly installment payments for up to 25 years, provided that the account balance is at least $100,000. Differing distribution elections may be made for retirement, disability, and pre-

retirement death. In the event of involuntary separation prior to retirement eligibility, the accounts accrued prior to January 1, 2005, may be paid in a single lump sum payment or in three annual installments. Accounts accrued after January 1, 2005, are paid in a single lump sum payment. Payments may not commence until separation from service. Amounts that were vested as of December 31, 2004, are available for an in- service withdrawal of the full account, subject to a 10 percent penalty. There is no in-service withdrawal option for retirement accounts accrued after January 1, 2005.

Stock account distributions are limited to a lump sum payment in the form of our common stock at the end of the three-year 20 percent incentive match vesting period or to a further deferral until termination or retirement. If further deferred until termination or retirement, the account will be converted to cash, based upon the fair market value of the account at termination, and the balance will be rolled over to the corresponding annual retirement account for distribution in lump sum or monthly installments as elected under the retirement account.

Potential Post Employment Payments

The following table summarizes the compensation and benefits that would be payable to our NEOs in the event of a termination on December 31, 2010.

2010 POST-TERMINATION COMPENSATION AND BENEFITS

Termination
Without Cause
or for Good
Reason During
Two-Year
		Involuntary	Period	Voluntary
		Separation	Following a	Termination		Termination
		(Other Than	Change In	(Pre-retirement		Following a
	Retirement(1)	For Cause)	Control	Eligible)(1)	Death(1)	Disability(1)

Base Salary	Accrued through date of retirement	Accrued through date of termination	Accrued through date of change in control termination	Accrued through date of termination	Accrued through date of qualifying event	Accrued through date of qualifying event
Severance Pay	N/A	3 weeks of pay for every full year of service, including the current year, calculated using base salary at the time of severance	2.99 times the sum of base salary plus target annual STIP of which a portion is payable in consideration for the non-competition clause(2)	N/A	N/A	N/A
Accrued and Banked Vacation	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary
Health and Wellness Benefits	Retiree/spouse health and wellness provided	Provided at active employee rates for severance period(3)	Based on the terms of the Special Severance Agreement, if applicable(4)	Forfeited	Survivor health and wellness provided as eligible	Health and wellness provided as eligible
STIP Award	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service
Performance-Adjusted RSUs(5)	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued 100% of shares and all dividends earned	Forfeited	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service
Performance Shares(5)	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued 100% of shares and all dividends earned	Forfeited	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service

Termination
Without Cause
or for Good
Reason During
Two-Year
		Involuntary	Period	Voluntary
		Separation	Following a	Termination		Termination
		(Other Than	Change In	(Pre-retirement		Following a
	Retirement(1)	For Cause)	Control	Eligible)(1)	Death(1)	Disability(1)

Restricted Stock	Forfeited, if unvested	Forfeited, if unvested	Issued 100% of shares and all dividends earned	Forfeited	Issued 100% of shares and all dividends earned	Issued 100% of shares and all dividends earned
Qualified Retirement Plan	Payable in a monthly benefit	Payable in a monthly benefit	Payable in a monthly benefit	Vested amount payable in a monthly benefit upon reaching age 55	Payable to survivor in a monthly benefit	Payable in a monthly benefit
Nonqualified Retirement Plan	Payable in a monthly benefit	Payable in a monthly benefit	Payable in a monthly benefit	Vested amount payable in a monthly benefit upon reaching age 60	Payable to survivor in monthly benefit	Payable in a monthly benefit
SERP(6)	Payable in a monthly benefit	Payable in a monthly benefit	Payable in a monthly benefit	Forfeited if voluntarily terminated prior to retirement age	Payable to survivor in a monthly benefit	Payable in a monthly benefit
Vested EDCP	Payable as elected	Payable as elected	Payable as elected	Payable in a lump sum	Payable to survivor as elected	Payable as elected
Non-vested EDCP	Payable as elected(7)	Payable as elected	Payable as elected	Forfeited	Payable to survivor as elected	Payable as elected
Additional Age and Service for Pension, EDCP and Benefits	N/A	N/A	Three years	N/A	N/A	N/A
Reimburse Code Section 280G	No	No	Yes, if covered by a Special Severance Agreement	No	No	No

(1)	Benefits provided in these scenarios also are provided to all of our employees on the same terms, if applicable.

(2)	We have in place separate Special Severance Agreements with all of our NEOs, except Mr. Jones.

(3)	Active employee health and wellness benefits are provided to our NEOs for the severance period, which is equal to three weeks for every year of service, including the current year (52-week minimum ).

(4)	Mr. Alexander, Mr. Clark, Mr. Leidich and Mr. Jones are eligible for retirement and would receive full retiree health and wellness benefits irrespective of a change in control. Ms. Vespoli would receive active employee health and wellness benefits for three years.

(5)	Beginning with awards granted in 2007, payout of performance shares and RSUs will not occur at termination. The payout will occur upon completion of the performance cycle or the end of the vesting period, except in the case of death or disability.

(6)	The SERP benefit is limited to certain key executives. Mr. Alexander, Mr. Clark, Ms. Vespoli and Mr. Jones are eligible for the SERP benefit.

(7)	If an executive voluntarily terminates employment with us prior to age 60 (early retirement), any non-vested premium is forfeited.

Potential Post Employment Payments

The amounts shown in the following tables include payments and benefits to the full extent they are provided to the NEOs upon termination of employment, except as noted. The full value includes compensation also disclosed in other tables in this proxy statement. Mr. Grigg is included only in the retirement table because he retired on April 1, 2010 and would not be impacted by these scenarios.

The post-termination calculations are based on the following assumptions:

•	The amounts disclosed are estimates of the total amounts which would be paid out to the executives upon their termination. The actual amounts paid can be determined only at the time of such executive’s separation.

•	The amounts disclosed do not include compensation previously earned and deferred into the EDCP. The year-end account balances are set forth in the Nonqualified Deferred Compensation table earlier in this proxy statement. These amounts are payable to the NEO based on the distribution elections made by the NEO at the time the deferral was elected.

•	December 31, 2010, is the date of termination.

•	The STIP award is based on 2010 performance and payable March 4, 2011.

•	The pension benefit begins at the NEOs earliest eligible retirement age.

•	The LTIP and Other Equity Awards column includes stock options, performance shares, performance-adjusted RSUs, and restricted stock.

•	The closing common stock price on December 31, 2010 ($37.02) is applied to value stock options, performance shares, RSUs, and restricted stock.

•	Target performance is assumed for all performance share cycles and performance-adjusted RSUs.

•	Health care amounts are only shown to the extent they would not be available to all employees under the same circumstances.

Retirement/Voluntary Termination

Mr. Alexander, Mr. Clark, Mr. Leidich, and Mr. Jones are currently eligible for early retirement under the Pension Plan. The benefits provided under the Pension Plan are discussed in the Pension Benefits section earlier in this proxy statement. The earliest retirement age without reduction is age 60 for Mr. Alexander, Mr. Clark, and Mr. Jones and age 62 for Mr. Leidich. Normal retirement age is 65. Ms. Vespoli was not eligible for retirement in 2010 as she did not meet the minimum age requirement (age 55).

Retirement/Voluntary Termination

		Pension
		Benefit	LTIP and
	STIP	(Present Value)	Other Equity
	Award(1)	(2)	Awards(3)	Total

Anthony J. Alexander	$2,468,950	$25,643,355	$7,737,964	$38,850,269
Mark T. Clark	$747,338	$7,918,408	$1,519,229	$10,184,975
Gary R. Leidich	$712,920	$9,041,399	$2,412,592	$12,166,911
Leila L. Vespoli	$0	$3,874,803	$0	$3,874,803
Charles E. Jones Jr.	$519,042	$5,879,926	$1,251,713	$7,650,681
Richard R. Grigg(4)	$196,896	$3,594,377	$1,188,934	$4,980,207

(1)	The amounts set forth in the STIP Award column are the amounts actually paid with respect to 2010 performance. Ms. Vespoli would forfeit her STIP award if she voluntarily terminates on December 31, 2010.

(2)	The amounts set forth in the Pension Benefit column represent the qualified, nonqualified, and any SERP pension benefits as of December 31, 2010, earned until the date of termination at present value, as described in the 2010 Post-Termination Compensation and Benefits table, except as follows:

In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit ($1,011,318 on December 31, 2010).

(3)	The amounts set forth in the LTIP and Other Equity Awards column reflect the equity awards that will vest in the event of a retirement/voluntary termination as described in the 2010 Post-Termination Compensation and Benefits table.

(4)	The amounts set forth for Mr. Grigg represent estimated payments based on his April 1, 2010, retirement.

Involuntary Separation

In the event of an involuntary separation, Mr. Alexander’s severance benefit would be determined by the Committee and approved by the Board. Mr. Clark, Ms. Vespoli and Mr. Jones are covered under the

Severance Plan. Mr. Leidich is not eligible for benefits based on the terms set forth in his employment agreement as discussed in the Grants of Plan-Based Awards section of this proxy statement. For the purposes of the table below, it is assumed that Mr. Alexander will receive the same level of benefits provided under the Severance Plan. Under the Severance Plan, executives are offered severance benefits if involuntarily separated when business conditions require the closing of a facility, corporate restructuring, a reduction in workforce, or job elimination. Severance is also offered if an executive rejects a job assignment that would result in a material reduction in current base pay; contains a requirement that the executive must make a material relocation from his or her current residence for reasons related to the new job; or results in a material change in the executive’s daily commute from the executive’s current residence to a new reporting location. Any reassignment which results in the distance from the executive’s current residence to his or her new reporting location being at least 50 miles farther than the distance from the executive’s current residence to his or her previous reporting location is considered material. The Severance Plan provides three weeks’ base pay for each full year of service with a minimum of 52 weeks. In 2011, we modified the Severance Plan to include a maximum severance benefit of 104 weeks of base pay. Additionally, executives who elect continuation of health care for the severance period will be provided this benefit at active employee rates.

Involuntary Separation

				LTIP and
	Severance	STIP	Pension Benefit	Other Equity
	Pay	Award(1)	(Present Value)(2)	Awards(3)	Total

Anthony J. Alexander	$2,937,692	$2,468,950	$25,643,355	$7,737,964	$38,787,961
Mark T. Clark	$1,275,000	$747,338	$7,918,408	$1,519,229	$11,459,975
Gary R. Leidich	$0	$712,920	$9,041,399	$2,412,592	$12,166,911
Leila L. Vespoli	$795,000	$609,368	$5,920,305	$1,443,872	$8,768,545
Charles E. Jones Jr.	$821,520	$519,042	$5,879,926	$1,251,713	$8,472,201

(1)	The amounts set forth in the STIP Award column are the amounts actually paid with respect to 2010 performance.

(2)	The amounts set forth in the Pension Benefit column represent the qualified, nonqualified, and any SERP pension benefits as of December 31, 2010, earned until the date of termination at present value, as described in the 2010 Post-Termination Compensation and Benefits table, except as follows:

In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit ($1,011,318 on December 31, 2010).

(3)	The amounts set forth in the LTIP and Other Equity Awards column reflect the equity awards that will vest in the event of an involuntary separation as described in the 2010 Post-Termination Compensation and Benefits table.

Termination Following a Change in Control

We executed Special Severance Agreements with Messrs. Alexander, Clark, and Ms. Vespoli, each effective as of December 31, 2007, which provide for certain enhanced benefits in the event of a termination without cause or for good reason within two years following a change in control. The agreements were extended for an additional one-year term by the Board in September 2009. We executed a Special Severance Agreement with Mr. Leidich on August 6, 2008.

Under the Special Severance Agreements, the NEO would be prohibited for two years from working for or with competing entities after receiving severance benefits pursuant to the Special Severance Agreement. A portion of the cash severance is assigned as consideration for the non-compete obligation.

Generally, pursuant to the agreements, a change in control is deemed to occur:

(1)	If any person acquires 50 percent or more of our voting securities (or 25 percent or more of our voting securities if such person proposes any individual for election to the Board or such person already has a representative on the Board), excluding acquisitions (i) directly from us, (ii) by us, (iii) by certain employee benefit plans, and (iv) pursuant to a transaction meeting the requirements of item (3) below, or

(2)	If a majority of our directors as of the date of the agreement are replaced (other than in specified circumstances), or

(3)	Upon the consummation of a reorganization, merger, consolidation, sale, or other disposition of all or substantially all of our assets, unless, following such transaction:

(a)	The same person or persons who owned our voting securities prior to the transaction own more than 75 percent of our voting securities in the same proportions as their ownership prior to the transaction,

(b)	No person or entity (with certain exceptions) owns 25 percent or more of our voting securities, and

(c)	At least a majority of the directors resulting from the transaction were directors at the time of the execution of the agreement providing for such transaction, or

(4)	If our shareholders approve a complete liquidation or dissolution.

The change in control severance benefits are triggered only if the individual is terminated without cause or resigns for good reason within two years following a change in control. Good reason is defined as a material change, following a change in control, inconsistent with the individual’s previous job duties or compensation. The following table was prepared assuming each NEO’s employment was terminated within the two-year period following the change in control. We do not gross up equity or cash awards to cover the tax obligations for executives unless required to do so under the terms of the Special Severance Agreements.

In 2011, we made revisions to the Change in Control related benefits as described earlier in the CD&A. Also, on February 25, 2011, the Board approved revisions to the definition of Change in Control within the FirstEnergy Corp. 2007 Incentive Compensation Plan, effective January 1, 2011, and the FirstEnergy Corp. Executive Deferred Compensation Plan, the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors and the FirstEnergy Corp. Supplemental Executive Retirement Plan, effective January 1, 2012. The definition of Change in Control in the above referenced plans was revised by the Board to better align the definition with market practice, conform the change in control definition among FirstEnergy’s various plans and make certain other clarifying changes. Elements of the Change in Control trigger that were revised include (1) the acquisition by a person of beneficial ownership of 25% or more of FirstEnergy’s voting securities (from a previous level of 50% and without regard to whether such person proposed a nominee to the Board) and (2) the consummation of a Major Corporate Event (defined to include mergers and consolidations and certain asset sales) where FirstEnergy shareholders hold less than 60% of the combined voting power of the surviving corporation (from the previous level of 75% with a requirement that their pre-transaction and post-transaction holdings remain proportionate). Except for the above-referenced terms and certain other clarifying changes, no other terms of the existing definition were modified. The revised definition was also incorporated in the CIC Severance Plan. This is not a complete summary of the Change in Control definition. For a complete definition see the above-referenced plans.

Termination Following a Change in Control

	Special			LTIP and	Excise
	Severance	STIP	Pension Benefit	Other Equity	Tax and	Health
	Pay(2)	Award(3)	(Present Value)(4)	Awards(5)	Gross Up(6)	Care(7)	Total

Anthony J. Alexander	$8,013,200	$2,468,950	$27,554,032	$17,106,049	$0	$0	$55,142,231
Mark T. Clark	$3,303,950	$747,338	$8,086,999	$2,612,584	$0	$0	$14,750,871
Gary R. Leidich	$3,498,299	$712,920	$9,506,394	$3,949,085	$2,388,381	$0	$20,055,079
Leila L. Vespoli	$2,693,990	$609,368	$6,251,579	$3,533,457	$3,730,078	$32,229	$16,850,701
Charles E. Jones Jr.(1)	$0	$519,042	$5,879,926	$3,284,081	$0	$0	$9,683,049

(1)	We do not have in place a Special Severance Agreement with Mr. Jones.

(2)	Special severance pay is an amount equal to 2.99 multiplied by the sum of the amount of annual base salary at the rate in effect as of the date of termination plus the target annual STIP amount in effect the year during which the date of termination occurs whether or not fully paid.

(3)	The amounts set forth in the STIP Award column are the amounts actually paid with respect to 2010 performance.

(4)	The amounts set forth in the Pension Benefit column represent the qualified, nonqualified, and any SERP pension benefits as of December 31, 2010, earned until the date of termination at present value, as described in the 2009 Post-Termination Compensation and Benefits table, except as follows:

In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit ($1,011,318 on December 31, 2010).

(5)	The amounts set forth in the LTIP and Other Equity Awards column reflect the equity awards that will vest in the event of a termination following a change in control as described in the
2010 Post-Termination Compensation and Benefits table.

(6)	The Excise Tax and Gross Up represents the estimated reimbursement of the excise tax plus the income taxes associated with the reimbursement upon receiving any change in control payments.

(7)	Ms. Vespoli will continue to participate on the same terms and conditions as active employees for a period of three years after the date of termination. During this period, Ms. Vespoli will be responsible for paying the normal employee share of the applicable premiums for coverage under the health care plans. Amounts shown are calculated based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

Death

			LTIP and
	STIP	Pension Benefit	Other Equity
	Award(1)	(Present Value)(2)	Awards(3)	Total

Anthony J. Alexander	$2,468,950	$23,498,849	$13,213,963	$39,181,762
Mark T. Clark	$747,338	$7,294,627	$1,713,013	$9,754,978
Gary R. Leidich	$712,920	$8,312,589	$2,444,136	$11,469,645
Leila L. Vespoli	$609,368	$5,590,748	$2,632,255	$8,832,371
Charles E. Jones Jr.	$519,042	$4,896,437	$2,583,948	$7,999,427

(1)	The amounts set forth in the STIP Award column are the amounts actually paid with respect to 2010 performance.

(2)	The amounts set forth in the Pension Benefit column represent the qualified, nonqualified, and any SERP survivor pension benefits as of December 31, 2010, earned until the date of termination at present value, except as follows:

In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62 or to Mr. Leidich’s beneficiary in the event of his death.

(3)	The amounts set forth in the LTIP and Other Equity Awards column reflect the equity awards that will vest in the event of a termination following a change in control as described in the 2010 Post-Termination Compensation and Benefits table.

Disability

			LTIP and
	STIP	Pension Benefit	Other Equity
	Award(1)	(Present Value)(2)	Awards(3)	Total

Anthony J. Alexander	$2,468,950	$25,643,355	$13,213,963	$41,326,268
Mark T. Clark	$747,338	$7,918,408	$1,713,013	$10,378,759
Gary R. Leidich	$712,920	$9,041,399	$2,444,136	$12,198,455
Leila L. Vespoli	$609,368	$7,144,577	$2,632,255	$10,386,200
Charles E. Jones Jr.	$519,042	$5,879,926	$2,583,948	$8,982,916

(1)	The amounts set forth in the STIP Award column are the amounts actually paid with respect to 2010 performance.

(2)	Based on the benefits provided under disability, the amounts set forth in the Pension Benefit column represent the qualified, nonqualified, and any SERP pension benefits calculated assuming the NEO would retire December 31, 2010, if applicable, because the benefits would be greater under retirement.

In lieu of the SERP, Mr. Leidich is entitled to a lump sum benefit upon termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. If Mr. Leidich terminates his employment prior to age 62, he will receive a reduced benefit ($1,011,318 on December 31, 2010).

(3)	The amounts set forth in the LTIP and Other Equity Awards column reflect the equity awards that will vest in the event of a termination following a disability as described in the 2010 Post-Termination Compensation and Benefits table.

DIRECTOR COMPENSATION IN FISCAL YEAR 2010

			Change in Pension
	Fees Earned or	Stock	and NonQualified	All Other
	Paid in Cash	Awards	Deferred Compensation	Compensation
Name	($)(1)	($)(2)	($)(3)	($)(4)	Total ($)

Paul T. Addison	$115,500	$89,047	$4,118	$0	$208,665
Michael J. Anderson	$102,000	$96,247	$535	$2,000	$200,782
Carol A. Cartwright	$115,000	$86,071	$5,221	$0	$206,292
William T. Cottle	$121,000	$86,047	$7,480	$0	$214,527
Robert B. Heisler, Jr.	$102,000	$94,447	$1,465	$2,600	$200,512
Ernest J., Novak, Jr.	$129,500	$98,514	$148	$2,000	$230,162
Catherine A. Rein	$121,500	$86,047	$48,501	$3,000	$259,048
George M. Smart	$250,000	$86,047	$8,130	$3,000	$347,177
Wes M. Taylor	$111,000	$98,047	$0	$0	$209,047
Jesse T. Williams, Sr.(5)	$141,500	$86,047	$0	$3,000	$230,547

(1)	The amounts set forth in the Fees Earned or Paid in Cash column include cash earned as the cash retainer, meeting fees, chairperson retainers, Committee meeting fees, industry meetings or training, Company office or facility visits, and Committee premiums whether paid in cash or deferred into the Director’s Plan.

(2)	The amounts set forth in the Stock Awards column include the equity retainer and the 20 percent incentive match on funds deferred into the stock account of the Director’s Plan. The amounts earned as cash and deferred into the stock account and the 20 percent incentive match on those funds were as follows: Mr. Addison-$18,000; Mr. Anderson-$61,200; Mr. Heisler-$50,400; Mr. Novak-$74,802; and Mr. Taylor-$72,000. The amounts set forth in this column are described in the Compensation of Directors section of this proxy statement. The number of shares of unvested accrued dividends and the 20 percent incentive match still subject to forfeiture are as follows: Mr. Addison: 295 shares; Mr. Anderson: 605 shares, Mr. Cottle: 76 shares, Mr. Heisler: 489 shares, Mr. Novak: 970 shares, Ms. Rein: 333 shares, Mr. Smart: 1,870 shares, and Mr. Taylor: 805 shares.

(3)	The amounts set forth in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflects above-market earnings on nonqualified deferred compensation. The formula used to determine the above-market earnings equals (2010 total interest x {difference in 120% of the 1999 Applicable Federal Rate for long-term rates (AFR) and the plan rate} divided by the plan rate).

(4)	The amounts set forth in the All Other Compensation column include compensation not required to be included in any other column. Charitable matching contributions made on behalf of our directors represent the entire amount in the column.

(5)	The amounts set forth for Mr. Williams reflect compensation earned for also serving on the board of JCP&L of $23,000.

COMPENSATION OF DIRECTORS

We use a combination of cash and equity-based incentive compensation in order to attract and retain qualified candidates to serve on our Board. Equity compensation is provided to promote our success by providing incentives to directors that will link their personal interests to our long-term financial success and to increase shareholder value. In setting director compensation, we take into consideration the significant amount of time that directors spend in fulfilling their duties to us as well as the skill level required of members of the Board.

Only non-employee directors receive compensation for their service on the Board. Since Mr. Alexander is an employee, he does not receive compensation for his service on the Board.

Fee Structure

Director pay is reviewed each September by the Compensation Committee. In 2008, the consultant compared competitive practices of director compensation among the same energy services peer group as was used for the NEOs as well as a general industry group of companies. The competitive data for director compensation is based on both the energy services companies and the general industry group. After its review of competitive data, the Compensation Committee recommended and the Board approved increases to the cash retainer and the committee chairperson retainer for the Compensation, Corporate Governance, and Finance Committees effective January 2009. However, in light of the then economic conditions and regulatory uncertainty, in January 2009, the Compensation Committee recommended and the Board approved delaying any compensation increases for directors and reevaluating the competitive position and our position as a Company at a later date. As a result of the Company’s improved performance and the competitive data, the Board approved implementing the previously approved increases for the directors, effective January 1, 2010, resulting in the annual director compensation described later. No further compensation changes were made based on the Compensation Committee’s annual compensation review in September 2010.

In 2010, the directors received a cash retainer of $60,000 and an equity retainer of $86,000, paid in the form of our common stock. In addition, the directors received $1,500 for each Board and committee meeting attended, $1,500 for each Company office or facility visit, $1,500 for attending an industry meeting or training at our request, and reimbursement for expenses related to attending meetings. The Corporate Governance Committee, the Compensation Committee, and the Finance Committee chairpersons each received $10,000 in 2010 for serving as the committee chairperson. The chairperson of the Nuclear Committee received $10,000, and the chairperson of the Audit Committee received $15,000 in 2010. A $5,000 premium is paid to all Audit Committee members each year due to the increased workload required under Sarbanes-Oxley Act regulations. Mr. Smart, the non-executive Chairman of the Board, received an additional $125,000 cash retainer in 2010 for serving in that capacity. Equity and cash retainers, chairperson retainers, and Audit Committee premiums were paid quarterly, while meeting fees and fees for attending any other planned sessions were paid monthly. Mr. Williams joined the board of Jersey Central Power & Light Company (later referred to as JCP&L), one of our subsidiaries, in June 2007. As a JCP&L director he received an annual cash retainer of $15,000 and $1,000 for each meeting attended.

In 2010, the number of Board and committee meetings attended by directors who served for the year ranged from 24 to 31 meetings. Directors are responsible for paying all taxes associated with cash and equity retainers and perquisites. We do not gross up equity grants to directors to cover tax obligations.

We believe it is critical that the interests of directors and shareholders be clearly aligned. As such, similar to the NEOs, directors are subject also to share ownership guidelines. At the time of election to the Board, a director must own a minimum of 100 shares of our common stock. Within five years of joining the Board, each director is required to own shares of our common stock with an aggregate value of at least five times the annual equity retainer. Each director has attained the required share ownership guideline. These share ownership guidelines are reviewed by the Compensation Committee for competitiveness on an annual basis and were last reviewed at the Compensation Committee’s February 2011 meeting. The Security Ownership of Management table earlier in this proxy statement shows the shares held by each director as of February 28, 2011.

FirstEnergy Corp. Deferred Compensation Plan for Outside Directors

The FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (later referred to as the Director’s Plan), is a nonqualified defined contribution plan that provides directors the opportunity to defer compensation. Directors may defer up to 100 percent of their cash retainer into the cash or stock accounts. Deferrals into the cash account can be invested in one of 12 funds, similar to the investment funds available to all of our employees through the Savings Plan, or a Company-paid annually adjusted above-market fixed income account. The Company paid above-market interest earnings of 9.49 percent in 2010 and 8.53 percent in 2011 on funds deferred into the cash account. The above-market interest rate received by the directors is the same rate received by the NEOs and is provided as an attractive benefit that is cost-effective and highly valued.

Historically, deferrals into the stock account were provided a 20 percent incentive match. This feature was eliminated beginning with plan year 2011 to align the DDCP with the competitive market practice of our peer companies. Dividend equivalent units are accrued quarterly and applied to the directors’ accounts on the dividend payment date using the average high and low of our common stock price on the dividend payment date. The 20 percent incentive match and any dividend equivalent units accrued on funds deferred into the stock account are forfeited if a director leaves the Board within three years from the date of deferral for any reason other than retirement, disability, death, change in control, or in situations where he or she is ineligible to stand for re-election due to circumstances unrelated to his or her performance as a director.

Additionally, directors may elect to defer their equity retainers into the deferred stock account; however, they do not receive a 20 percent incentive match on equity retainers deferred to the stock account.

Other Payments or Benefits Received by Directors

The corporate aircraft is available, when appropriate, for transportation to and from Board and committee meetings and training seminars. Mr. Smart has the use of an office and administrative support with respect to carrying out his duties as Chairman of the Board. We pay all fees associated with Director and Officer Insurance and Business Travel Insurance for our directors. In 2010, our directors were eligible to receive perquisites including holiday gifts, company-paid leisure activities at the annual Board retreat, and limited personal use of the corporate aircraft, the value of which was less than $10,000 for each director.

Based on programs in effect at GPU, Inc. at the time of our merger on November 7, 2001, directors who served on the GPU Board of Directors were eligible to receive benefits in the form of personal excess liability insurance, of which Ms. Rein received $525 worth of coverage in 2010. As of November 7, 2001, no new participants could receive these benefits. In addition, in 1997 GPU discontinued a Board of Director’s pension program. Directors who served prior to the discontinuation are entitled to receive benefits under the program. Ms. Rein elected to defer receiving her pension until she retires from the Board.

Directors are able to defer all or a portion of their fees through the Director’s Plan and can elect when to begin receiving their deferred compensation. Payments are made annually. Dr. Cartwright received distributions from the Director’s Plan of 632 shares on March 1, 2010, valued at $24,651 (closing stock price of $39.00) and 1,605 shares on July 1, 2010, valued at $56,126 (closing stock price of $34.97). In addition, Dr. Cartwright received cash distributions totaling $20,113 of which $16,727 was earned interest. Mr. Cottle also received distributions from the Director’s Plan of 606 shares on January 1, 2010, valued at $28,536 (closing stock price of $47.09). Additionally, Mr. Cottle received cash distributions totaling $37,930 of which $11,404 was earned interest.

It is critically important to us and our shareholders, especially in these times of economic volatility and uncertainty, that we be able to attract and retain the most capable persons reasonably available to serve as our directors. As such, on March 27, 2009, written indemnification agreements were accepted and executed by the directors. The indemnification agreements are intended to secure the protection for our directors contemplated by our Amended Code of Regulations and Ohio law.

Each indemnification agreement provides, among other things, that we will, subject to the agreement terms, indemnify a director if by reason of their corporate status as a director the person incurs losses, liabilities, judgments, fines, penalties, or amounts paid in settlement in connection with any threatened, pending, or completed proceeding, whether of a civil, criminal, administrative, or investigative nature. In addition, each indemnification agreement provides for the advancement of expenses incurred by a director, subject to certain exceptions, in connection with proceedings covered by the indemnification agreement. As a director and officer, Mr. Alexander’s agreement addresses indemnity in both roles.

This description of the director indemnification agreements is not complete and is qualified in its entirety by reference to the full text of the Form of Director Indemnification Agreement between us and each director, filed as Exhibit (B) 10-50 to our Form 10-K for the year ended December 31, 2009.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information as of December 31, 2010, regarding compensation plans for which shares of FirstEnergy common stock may be issued.

					Number of Securities
	Number of Securities				Remaining Available for
	to be Issued		Weighted-Average		Future Issuance Under
	Upon Exercise of		Exercise Price of		Equity Compensation Plans
	Outstanding Options,		Outstanding Options,		(Excluding Securities
Plan category	Warrants and Rights		Warrants and Rights		Reflected in First Column)

Equity compensation plans approved by security holders	3,477,861	(1)	$35.18	(2)	7,159,972	(3)
Equity compensation plans not approved by security holders(4)	0		N/A		0
Total	3,477,861		$35.18		7,159,972

(1)	Represents shares of common stock that could be issued upon exercise of outstanding options granted under the FirstEnergy Corp. 2007 Incentive Plan. No stock options were granted in 2005-2010. This number does not include 1,402,108 shares subject to outstanding awards of RSUs granted under the Plan but does include 588,795 outstanding performance shares that have been granted and the Company anticipates paying out such shares in cash.

(2)	The performance shares were not included in the calculation for determining the weighted-average exercise price.

(3)	Includes an indeterminate number of shares of common stock that may be issued upon the settlement of outstanding performance shares and RSUs granted under the Plan, as well as upon the settlement of future grants of performance shares, stock appreciation rights, and restricted stock under the Plan. If certain corporate performance goals are attained, performances shares can be paid in the form of cash or common stock, at the discretion of the Compensation Committee. Almost exclusively, such performance shares have been paid out in cash. Therefore the above number has not been reduced by the 588,795 performance shares included in the Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights column. No grants of stock appreciation rights have been awarded under the Plan. Restricted stock is always issued in the form of common stock. Not included in the number above are the shares that have been deferred into the EDCP (1,587,314) and shares that have been deferred into the Director’s Plan (342,585). A majority of shares deferred into the EDCP are in retirement shares that will automatically convert to, and payout in, cash upon retirement. The Company purchases shares in the open market under the Director’s Plan at the time of deferral, so upon payout no additional shares are purchased.

(4)	All equity compensation plans have been approved by security holders.

APPENDIX 1

Below please find the proposed amendment to our Amended Code of Regulations reducing the percentage required to call a special meeting of shareholders from 50% to 25%, as indicated:

AMENDED CODE OF REGULATIONS

3. Special Meetings. (a) Special meetings of shareholders may be called by the Chairman or the President or by a majority of the Board of Directors acting with or without a meeting or by any person or persons who hold not less than ~~50%~~ 25% of all the shares outstanding and entitled to be voted on any proposal to be submitted at said meeting. Special meetings of the holders of shares that are entitled to call a special meeting by virtue of any Preferred Stock Designation may call such meetings in the manner and for the purposes provided in the applicable terms of such Preferred Stock Designation. For purposes of this Code of Regulations, “Preferred Stock Designation” has the meaning ascribed to such term in the Articles of Incorporation of the Corporation, as may be amended from time to time.

76 South Main Street Akron, Ohio 44308

Rhonda S. Ferguson
Vice President and Corporate Secretary

April 1, 2011

Dear Shareholder:

You are invited to attend the 2011 FirstEnergy Corp. Annual Meeting of Shareholders at 10:30 a.m., Eastern time, on Tuesday, May 17, 2011, at the John S. Knight Center, 77 E. Mill Street, Akron, OH. Please see your proxy card for directions to the meeting.

As you may recall, you previously consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet instead of receiving paper copies. To access and view the proxy statement and annual report, please go to the Internet address listed on your proxy card under voting option “Vote by Internet.”

The Notice of Annual Meeting of Shareholders is printed on the back of this letter. As part of the agenda, business to be voted on includes 9 items which are explained in the proxy statement. The first two items are the election of the 13 nominees to your Board of Directors named in the proxy statement and the ratification of the appointment of our independent registered public accounting firm. Your Board of Directors recommends that you vote FOR Items 1 and 2. Item 3 is a management proposal to amend the Amended Code of Regulations to reduce the percentage of shares required to call a special meeting of shareholders. Your Board recommends that you for FOR Item 3. The next two items are non-binding, advisory votes regarding executive compensation. Your Board of Directors recommends that you vote FOR the advisory vote to approve executive compensation, Item 4, and “1 Year” for the advisory vote regarding the frequency of the vote on executive compensation, Item 5. In addition, there are four shareholder proposals. Your Board of Directors recommends that you vote AGAINST these shareholder proposals, which are Items 6 through 9.

Enclosed is your proxy card, which provides instructions to appoint your proxy and vote your shares. We encourage you to take advantage of the telephone or Internet voting options. Please note that since you already have consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet, it is not necessary when voting your shares to again provide consent.

If you wish to receive a paper copy of the annual report and proxy statement with your proxy card in the future, or if you would like a paper copy of this year’s documents, please call Shareholder Services at (800) 736-3402.

Your vote and support are important to us. We hope you will join us at this year’s Annual Meeting.

Sincerely,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Shares of Common Stock:

The 2011 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern time, on Tuesday, May 17, 2011, at the John S. Knight Center, 77 E. Mill Street, Akron, OH. The purpose of the Annual Meeting will be to:

•	Elect the 13 nominees to the Board of Directors named in the attached proxy statement to hold office until the next Annual Meeting;

•	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2011;

•	Vote on a management proposal;

•	Recommend, by non-binding vote, executive compensation;

•	Recommend, by non-binding vote, the frequency of future non-binding votes on executive compensation;

•	Vote on four shareholder proposals, if properly presented at the Annual Meeting; and

•	Take action on other business that may come properly before the Annual Meeting and any adjournment or postponement thereof.

Please read the accompanying proxy statement and vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

Only shareholders of record at the close of business on March 28, 2011, or their proxy holders, may vote at the meeting.

On behalf of the Board of Directors,

Rhonda S. Ferguson
Vice President and Corporate Secretary

This notice and proxy statement are being mailed to shareholders on or about April 1, 2011.

c/o Corporate Election Services P.O. Box 3200 Pittsburgh, PA 15230

Vote by Telephone

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone telephone and follow the simple instructions to record your vote.

Vote by Internet

Have your proxy card available when you access the Internet site www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail

Mark your choices, sign and date your proxy card, and return it in the postage-paid envelope provided or return it to: FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	OR	Vote by Internet Access the Internet site and cast your vote: www.cesvote.com	OR	Vote by Mail Return your proxy card in the postage-paid envelope provided
Vote 24 hours a day, 7 days a week.
If you vote by telephone or Internet, please do not return your proxy card.
Your telephone or Internet vote must be received by 10:30 a.m. Eastern time on Tuesday, May 17, 2011, to be counted in the final tabulation.

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ê  Please sign and date the proxy card below and fold and detach the card at the perforation before mailing.   ê

This proxy card is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio, on Tuesday, May 17, 2011, at 10:30 a.m., Eastern time. When properly executed, your proxy card will be voted in the manner you direct; and, if you do not specify your choices, your proxy card will be voted FOR Items 1 through 4, 1 YEAR on Item 5, and AGAINST Items 6 through 9.

The undersigned appoints Rhonda S. Ferguson, Jacqueline S. Cooper, and Edward J. Udovich as Proxies with the power to appoint their substitutes; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 17, 2011, or at any adjournment or postponement thereof; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

Date:

Signature

Signature

Sign above as name(s) appear on this proxy card. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.
Please sign and mail promptly if you are not voting by telephone or Internet.

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Shareholders, please ensure your shares are represented at the meeting by promptly voting by telephone or Internet or by returning your proxy card in the enclosed envelope.
ê   Please sign and date the proxy card below on the reverse side, and fold and detach the card at the perforation before mailing.  ê

FIRSTENERGY CORP.	PROXY CARD
Your Board of Directors recommends a vote FOR Items 1 through 4 and 1 YEAR on Item 5.

1.	Election of Directors:	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
			(except as marked to the contrary below)		to vote for all nominees listed below

Nominees:	(01) Paul T. Addison	(02) Anthony J. Alexander	(03) Michael J. Anderson	(04) Dr. Carol A. Cartwright
	(05) William T. Cottle	(06) Robert B. Heisler, Jr.	(07) Julia L. Johnson	(08) Ted J. Kleisner
	(09) Ernest J. Novak, Jr.	(10) Catherine A. Rein	(11) George M. Smart	(12) Wes M. Taylor
(13) Jesse T. Williams, Sr.

To withhold authority to vote for individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of the appointment of the independent registered public accounting firm		☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Reduce the percentage of shares required to call a special meeting of shareholders		☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Approval of an advisory vote on executive compensation		☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Recommend advisory vote on frequency of future votes on executive compensation	☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 6 through 9.

6.	Shareholder proposal: Report on coal combustion waste		☐ FOR	☐ AGAINST	☐ ABSTAIN

7.	Shareholder proposal: Lower percentage required for shareholder action by written consent		☐ FOR	☐ AGAINST	☐ ABSTAIN

8.	Shareholder proposal: Adopt a majority vote standard for the election of directors		☐ FOR	☐ AGAINST	☐ ABSTAIN

9.	Shareholder proposal: Report on financial risks of reliance on coal		☐ FOR	☐ AGAINST	☐ ABSTAIN
   ☐     Check this box if you consent to accessing, in the future, the annual report and proxy statement on the Internet (no paper copies).
SIGN THIS CARD ON THE REVERSE SIDE.

c/o Corporate Election Services P.O. Box 3200 Pittsburgh, PA 15230

Vote by Telephone

Have your voting instruction form available when you call Toll-Free 1-888-693-8683 using a touch-tone telephone and follow the simple instructions to record your vote.

Vote by Internet

Have your voting instruction form available when you access the Internet site www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail

Mark your choices, sign and date your voting instruction form and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	OR	Vote by Internet Access the Internet site and cast your vote: www.cesvote.com	OR	Vote by Mail Return your voting instruction form in the postage-paid envelope provided
Vote 24 hours a day, 7 days a week
If you vote by telephone or Internet, please do not return your voting instruction form.
Your telephone or Internet vote must be received by 6:00 a.m. Eastern time on May 16, 2011 to be counted in the final tabulation.
BOX A To Vote Allocated Shares
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BOX B To Vote Uninstructed or Unallocated Shares
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ê   Please sign and date the voting instruction form below and fold and detach the card at perforation before mailing.   ê

FIRSTENERGY CORP.	ALLOCATED SHARES	VOTING INSTRUCTIONS
Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting instruction form will be voted as your Board of Directors recommends, which is FOR Items 1 through 4, 1 YEAR on Item 5, and AGAINST Items 6 through 9.

1.	Election of Directors:	❑	FOR all nominees listed below	❑	WITHHOLD AUTHORITY
			(except as marked to the contrary below)		to vote for all nominees listed below

Nominees:	(01) Paul T. Addison	(02) Anthony J. Alexander	(03) Michael J. Anderson	(04) Dr. Carol A. Cartwright
	(05) William T. Cottle	(06) Robert B. Heisler, Jr.	(07) Julia L. Johnson	(08) Ted J. Kleisner
	(09) Ernest J. Novak, Jr.	(10) Catherine A. Rein	(11) George M. Smart	(12) Wes M. Taylor
(13) Jesse T. Williams, Sr.

To withhold authority to vote for individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of the appointment of the independent registered public accounting firm		❑ FOR	❑ AGAINST	❑ ABSTAIN

3.	Reduce the percentage of shares required to call a special meeting of shareholders		❑ FOR	❑ AGAINST	❑ ABSTAIN

4.	Approval of an advisory vote on executive compensation		❑ FOR	❑ AGAINST	❑ ABSTAIN

5.	Recommend advisory vote on frequency of future votes on executive compensation	❑ 1 YEAR	❑ 2 YEARS	❑ 3 YEARS	❑ ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 6 through 9.

6.	Shareholder proposal: Report on coal combustion waste		❑ FOR	❑ AGAINST	❑ ABSTAIN

7.	Shareholder proposal: Lower percentage required for shareholder action by written consent		❑ FOR	❑ AGAINST	❑ ABSTAIN

8.	Shareholder proposal: Adopt a majority vote standard for the election of directors		❑ FOR	❑ AGAINST	❑ ABSTAIN

9.	Shareholder proposal: Report on financial risks of reliance on coal		❑ FOR	❑ AGAINST	❑ ABSTAIN

Signature		Date:

Please sign exactly as your name appears to the left.

FirstEnergy Corp. Savings Plan
FIRSTENERGY CORP.
ANNUAL MEETING OF SHAREHOLDERS - MAY 17, 2011
To: State Street Bank and Trust Company, Trustee of the FirstEnergy Corp. Savings Plan
As a participant and a “named fiduciary” in the FirstEnergy Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares which have not been allocated to participants or for which no voting instructions are received, at the Annual Meeting of Shareholders on May 17, 2011, or at any adjournment. I understand my vote will be held in confidence by the Trustee.
These confidential voting instructions relate to the proposals more fully described in the enclosed Proxy Statement for the Annual Shareholders Meeting and to any other business that may properly come before the Meeting.
VOTING INSTRUCTIONS FOR ALLOCATED SHARES
To direct the Trustee to vote the allocated shares by mail, please sign this voting instruction form on the reverse side and mail. To direct the Trustee to vote the allocated shares by telephone or Internet, please follow the instructions on the reverse side and use the number printed in Box A.
VOTING INSTRUCTIONS FOR UNINSTRUCTED AND UNALLOCATED SHARES
To direct the Trustee to vote the uninstructed and unallocated shares by mail, please sign this voting instruction form below and mail. To direct the Trustee to vote the uninstructed and unallocated shares by telephone or Internet, please follow the instructions on the reverse side and use the number printed in Box B.
ê   Please sign and date the voting instruction form below and fold and detach the card at perforation before mailing.   ê

FIRSTENERGY CORP.	UNINSTRUCTED SHARES	VOTING INSTRUCTIONS
Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting instruction form will be voted as your Board of Directors recommends, which is FOR Items 1 through 4, 1 YEAR for Item 5, and AGAINST Items 6 through 9.

1.	Election of Directors:	❑	FOR all nominees listed below	❑	WITHHOLD AUTHORITY
			(except as marked to the contrary below)		to vote for all nominees listed below

Nominees:	(01) Paul T. Addison	(02) Anthony J. Alexander	(03) Michael J. Anderson	(04) Dr. Carol A. Cartwright
	(05) William T. Cottle	(06) Robert B. Heisler, Jr.	(07) Julia L. Johnson	(08) Ted J. Kleisner
	(09) Ernest J. Novak, Jr.	(10) Catherine A. Rein	(11) George M. Smart	(12) Wes M. Taylor
(13) Jesse T. Williams, Sr.

To withhold authority to vote for individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of the appointment of the independent registered public accounting firm		❑ FOR	❑ AGAINST	❑ ABSTAIN

3.	Reduce the percentage of shares required to call a special meeting of shareholders		❑ FOR	❑ AGAINST	❑ ABSTAIN

4.	Approval of an advisory vote on executive compensation		❑ FOR	❑ AGAINST	❑ ABSTAIN

5.	Recommend advisory vote on frequency of future votes on executive compensation	❑ 1 YEAR	❑ 2 YEARS	❑ 3 YEARS	❑ ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 6 through 9.

6.	Shareholder proposal: Report on coal combustion waste		❑ FOR	❑ AGAINST	❑ ABSTAIN

7.	Shareholder proposal: Lower percentage required for shareholder action by written consent		❑ FOR	❑ AGAINST	❑ ABSTAIN

8.	Shareholder proposal: Adopt a majority vote standard for the election of directors		❑ FOR	❑ AGAINST	❑ ABSTAIN

9.	Shareholder proposal: Report on financial risks of reliance on coal		❑ FOR	❑ AGAINST	❑ ABSTAIN

Signature		Date:

Please sign exactly as your name appears to the left.

76 South Main Street Akron, Ohio 44308
Rhonda S. Ferguson
Vice President and Corporate Secretary
April 1, 2011
Dear FirstEnergy Savings Plan Participant:
     FirstEnergy’s 2011 Annual Meeting of Shareholders will be held Tuesday, May 17, 2011. Your Voting Instruction Form is enclosed. Savings Plan participants who do not own shares of common stock outside of the plan are also receiving a Notice of Annual Meeting of Shareholders and Proxy Statement with this mailing. If you hold other shares, you will receive proxy materials and an Annual Report in a separate mailing or through intra-office mail.
     We encourage you to vote your shares of common stock in the Savings Plan on each of the nine business items being presented at the meeting, including four shareholder proposals. Your Board of Directors recommends that you vote:
•	FOR Item 1, the election of the 13 nominees to the Board of Directors listed in the Proxy Statement;

•	FOR Item 2, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2011;

•	FOR Item 3, the approval of an amendment to our Amended Code of Regulations to reduce the percentage of shares required to call a special meeting of shareholders;

•	FOR Item 4, the approval, in a non-binding vote, of our executive compensation;

•	1 Year, in a non-binding vote, for the frequency of the non-binding vote on executive compensation; and

•	AGAINST the four shareholder proposals, which are Items 6 through 9. The reasons for voting against these proposals are discussed in the Proxy Statement.
     You can vote easily and quickly using a touch-tone telephone by calling toll-free at 1-888-693-8683. Or, you can use the Internet to vote by going to www.cesvote.com. Please have your Voting Instruction Form in hand and follow the simple instructions when voting by telephone or Internet. If you elect to vote by mail, please complete, sign, date, and return your Voting Instruction Form in the enclosed postage-paid envelope.
     Your vote on these business items is very important to the Company. We encourage you to vote promptly. The Trustee must receive all votes by 6:00 a.m., Eastern time, on Monday, May 16, 2011.
Thank you for taking the time to vote.
Sincerely,

c/o Corporate Election Services P.O. Box 3200 Pittsburgh, PA 15230

Vote  by  Telephone

Have your voting instruction form available when you call Toll-Free 1-888-693-8683 using a touch-tone telephone and follow the simple instructions to record your vote.

Vote  by  Internet

Have your voting instruction form available when you access the Internet site www.cesvote.com and follow the simple instructions to record your vote.

Vote  by  Mail

Mark your choices, sign and date your voting instruction form, and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch- tone telephone: 1-888-693-8683	OR	Vote by Internet Access the Internet site and cast your vote: www.cesvote.com	OR	Vote by Mail Return your voting instruction form in the postage-paid envelope provided
Vote 24 hours a day, 7 days a week.
If you vote by telephone or Internet, please do not return your voting instruction form.
Your telephone or Internet vote must be received by 6:00 a.m. Eastern time on Friday, May 13, 2011, to be counted in the final tabulation.
è
ê Please sign and date the voting instruction form below and fold and detach the card at the perforation before mailing. ê

To: T. Rowe Price Trust Company, Directed Trustee of the Allegheny Energy Employee Stock Ownership and Savings Plan
As a participant and a “named fiduciary” in the Allegheny Energy Employee Stock Ownership and Savings Plan, I direct T. Rowe Price Trust Company, Directed Trustee, to vote, as directed, shares of FirstEnergy common stock which are allocated to my account at the Annual Meeting of Shareholders on May 17, 2011, or at any adjournment. I understand that if I do not provide voting instructions to the Directed Trustee by the date and time listed above, my shares will not be voted. I understand my vote will be held in confidence by the Directed Trustee.
These confidential voting instructions relate to the proposals more fully described in the enclosed Proxy Statement for the Annual Shareholders Meeting and to any other business that may properly come before the Meeting.

Date:

Signature

Please sign exactly as your name appears to the left.
Please sign and mail promptly if you are not voting by telephone or Internet.

ê Please sign and date the voting instruction form below on the reverse side, and fold and detach the card at the perforation before mailing. ê

FIRSTENERGY CORP.	VOTING INSTRUCTIONS
Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting instruction form will be voted as your Board of Directors recommends, which is FOR Items 1 through 4, 1 YEAR for Item 5, and AGAINST Items 6 through 9.

1. Election of Directors:	❑	FOR all nominees listed below	❑	WITHHOLD AUTHORITY
		(except as marked to the contrary below)		to vote for all nominees listed below

Nominees:	(01) Paul T. Addison	(02) Anthony J. Alexander	(03) Michael J. Anderson	(04) Dr. Carol A. Cartwright
	(05) William T. Cottle	(06) Robert B. Heisler, Jr.	(07) Julia L. Johnson	(08) Ted J. Kleisner
	(09) Ernest J. Novak, Jr.	(10) Catherine A. Rein	(11) George M. Smart	(12) Wes M. Taylor
(13) Jesse T. Williams, Sr.

To withhold authority to vote for individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of the appointment of the independent registered public accounting firm		❑ FOR	❑ AGAINST	❑ ABSTAIN

3.	Reduce the percentage of shares required to call a special meeting of shareholders		❑ FOR	❑ AGAINST	❑ ABSTAIN

4.	Approval of an advisory vote on executive compensation		❑ FOR	❑ AGAINST	❑ ABSTAIN

5.	Recommend advisory vote on frequency of future votes on executive compensation	❑ 1 YEAR	❑ 2 YEARS	❑ 3 YEARS	❑ ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 6 through 9.

6.	Shareholder proposal: Report on coal combustion waste		❑ FOR	❑ AGAINST	❑ ABSTAIN

7.	Shareholder proposal: Lower percentage required for shareholder action by written consent		❑ FOR	❑ AGAINST	❑ ABSTAIN

8.	Shareholder proposal: Adopt a majority vote standard for the election of directors		❑ FOR	❑ AGAINST	❑ ABSTAIN

9.	Shareholder proposal: Report on financial risks of reliance on coal		❑ FOR	❑ AGAINST	❑ ABSTAIN
SIGN THIS CARD ON THE REVERSE SIDE.

76 South Main Street Akron, Ohio 44308
Rhonda S. Ferguson
Vice President and Corporate Secretary
April 1, 2011
Dear Allegheny Energy Employee Stock Ownership and Savings Plan Participant:
     FirstEnergy’s 2011 Annual Meeting of Shareholders will be held Tuesday, May 17, 2011. Your Voting Instruction Form is enclosed, along with a Notice of Annual Meeting of Shareholders and Proxy Statement, and an Annual Report.
     We encourage you to vote your shares of common stock in the Plan on each of the nine business items being presented at the meeting, including four shareholder proposals. Your Board of Directors recommends that you vote:
•	FOR Item 1, the election of the 13 nominees to the Board of Directors listed in the Proxy Statement;

•	FOR Item 2, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2011;

•	FOR Item 3, the approval of an amendment to our Amended Code of Regulations to reduce the percentage of shares required to call a special meeting of shareholders;

•	FOR Item 4, the approval, in a non-binding vote, of our executive compensation;

•	1 Year, in a non-binding vote, for the frequency of the non-binding vote on executive compensation; and

•	AGAINST the four shareholder proposals, which are Items 6 through 9. The reasons for voting against these proposals are discussed in the Proxy Statement.
     You can vote easily and quickly using a touch-tone telephone by calling toll-free at 1-888-693-8683. Or, you can use the Internet to vote by going to www.cesvote.com. Please have your Voting Instruction Form in hand and follow the simple instructions when voting by telephone or Internet. If you elect to vote by mail, please complete, sign, date, and return your Voting Instruction Form in the enclosed postage-paid envelope.
     Your vote on these business items is very important to the Company. We encourage you to vote promptly. The Trustee must receive all votes by 6:00 a.m., Eastern time, on Friday, May 13, 2011.
     Thank you for taking the time to vote.
Sincerely,